UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Elevance Health, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026 Notice of Annual Meeting of Shareholders and Proxy Statement

May 13, 2026
8:00 a.m. Eastern Time

About Elevance Health
Elevance Health is a lifetime, trusted health partner whose purpose is to improve the health of humanity. We support consumers, families and communities across the entire healthcare journey – connecting them to the care, support, and resources they need to lead better lives. Our companies serve approximately 104 million consumers through a diverse portfolio of industry-leading medical, pharmacy, behavioral, clinical, home health and complex care solutions. For more information, please visit www.elevancehealth.com.

BC or BCBS Licensed Plans + Medicaid (10)

BC or BCBS Licensed Plans (4)

Wellpoint + Medicaid Plans (14)

Medicare (26)

*As of December 31, 2025

	More than		Approximately
	45.2 million total medical members in affiliated health plans		104 million total consumers served

14 States In BC or BCBS Markets		26 Medicare Markets Includes BC or BCBS Markets	24 Medicaid Markets Includes D.C. & Puerto Rico
(10) +	(4)	(26)		(14) +	(10)

Improving health through our Blue Cross and Blue Shield licensed Commercial, Medicare and Medicaid health plans and network.	Helping people live well through our Commercial, Medicare and Medicaid health plans under the Wellpoint brand.	Offering a range of capabilities that connect and support the entire healthcare system.

Dear Fellow Shareholders,
We look forward to welcoming you to Elevance Health’s 2026 Annual Meeting of Shareholders on May 13, 2026, at 8:00 a.m. Eastern Time. Your perspective matters to us, and we encourage you to review the proxy materials and vote at your earliest convenience.
Whole Health Strategy.
Healthcare is at a pivotal moment. The industry continues to face rising medical costs, greater administrative complexity, and growing demand for more personalized, accessible care. In collaboration with partners across the healthcare ecosystem, we are acting with urgency to meet this moment through an integrated clinical and benefits approach—leveraging value-based care to align incentives, improve outcomes, and guide people to high-value, lower-cost care. Driven by our purpose to improve the health of humanity, we remain focused on enhancing the member experience and delivering whole health by addressing members’ physical, behavioral, and social needs.
We work across all levels of the healthcare system to improve affordability and access. Our benefit designs encourage preventive care and early intervention. We also leverage real-time insights to help members receive care sooner, reduce avoidable emergency room visits and avoidable hospital admissions, and support lower overall costs across the healthcare system. In addition, we are collaborating with industry peers to streamline prior authorization requirements—reducing unnecessary administrative friction—while continuing to improve digital tools so members can access care more quickly and easily. We remain firmly focused on making healthcare simpler and more affordable.
2025 Financial Performance.
We successfully navigated a dynamic operating environment and significant challenges across the broader healthcare space in 2025. Our 2025 operating revenue was $197.6 billion, a 13% increase over 2024, and our 2025 operating gain was $7.2 billion. In addition, we returned $4.1 billion to shareholders through a combination of share repurchases and dividends. We ended the year with approximately 45.2 million medical members. With our multiple, complementary lines of business and disciplined approach to long-term value creation, we believe we are well positioned to deliver shareholder value as the healthcare environment continues to evolve.
Culture and Purpose.
Our Board and management team recognize that culture is foundational to long-term success. As part of its strategic oversight, the Board helps ensure that the Company’s purpose, mission, and values are embedded in the Company’s strategy and business plans.
We also emphasize continuous learning. We are pleased that over 85% of our associates have taken advantage of our new Enterprise Skills Academy development platform, which supports the development of future-ready skills and core capabilities, including a focus on the responsible adoption and use of AI and other technologies. We view capability-building and associate engagement as essential to strong execution and better service for members and customers.
We are proud that the Company received the “Great Place to Work” certification for the sixth consecutive year. We were also included on Fortune’s 2025 “100 Best Companies to Work For” list and ranked second in the large company category for Best Workplaces in Healthcare. In addition, we were recognized in the 2025 PEOPLE “Companies that Care” list and included on Newsweek’s 2025 “World’s Greenest Companies” list. Multiple independent rating organizations continue to recognize the Company as a sector leader for governance and corporate impact practices. These recognitions reflect our culture and the Board’s ongoing focus on governance, risk oversight, and long-term value creation.

Joint Message From Our Independent Chair and CEO

Board Skills, Experience & Refreshment.
Our Board is comprised of highly qualified leaders who bring unique perspectives, deep expertise, and a strong commitment to accountability in overseeing our executive team on behalf of our shareholders. The Board is diverse in terms of background, expertise, age, tenure, gender, and race/ethnicity. We believe that having leaders who reflect the breadth of the communities we serve strengthens our ability to meet the needs of our members, customers, associates, and other stakeholders.
Ongoing Board refreshment is essential to ensuring our leadership remains strategic and forward-looking. Each year, we conduct a rigorous evaluation of the Board, its committees, and individual directors, facilitated by an independent outside party. Last year, Ramiro G. Peru became our Independent Chair of the Board following the retirement of director Elizabeth Tallett. Over the past year, we also welcomed two new directors: Steve Collis and Amy Schulman. Steve brings extensive healthcare, financial, and regulatory experience from his leadership of a large global pharmaceutical solutions company. Amy is a recognized healthcare executive, investor, and governance leader with deep expertise in healthcare innovation, regulatory strategy, and value creation in complex organizations. We also regularly assess Board composition against the Company’s evolving strategy and the priorities of our shareholders.
At the Annual Meeting, our valued director Kerry Clark will retire. The Board thanks Kerry for his significant contributions to the Company’s success and his exemplary service in many roles, including serving as Chair of the Finance Committee. We wish him well in his retirement.
We remain disciplined and resolute in our goal to simplify the healthcare experience and make care more affordable. We continue to strengthen our healthcare services business and expand innovative care models, positioning us for sustainable long-term growth. Working in concert with partners across the healthcare ecosystem, we promote solutions that improve health outcomes, contain costs, and reduce friction. We believe these actions support disciplined, long-term shareholder value creation. Our purpose, passion, and commitment to being a lifetime, trusted health partner for those we are privileged to serve will guide our work today and continue to produce shareholder value over the long term through execution of our strategy and prudent capital management. On behalf of the Board and management team, we thank you for your continued support and investment.

Sincerely,

Gail K. Boudreaux President and Chief Executive Officer	Ramiro G. Peru Independent Chair of the Board

2026 Proxy Statement	2

Message from Our Independent Chair and CEO
Notice of Annual Meeting of Shareholders

When Wednesday, May 13, 2026 8:00 a.m. Eastern Time	Where Online at: https://meetnow.global/MRG6YVV	Record Date March 13, 2026

Voting Items

Proposals		Board Vote Recommendation	For Further Details

Page 12
1	Election of Three Directors	“FOR” each director nominee

Page 41
2	Advisory Vote to Approve the Compensation of Our Named Executive Officers (“Say-on-Pay”)	“FOR”

Page 70
3	Ratification of Ernst & Young LLP as Auditors for 2026	“FOR”

Page 74
4	Shareholder Proposal Requesting an Independent Study on the Impact of Prohibiting Corporate Contributions to Partisan 527 Tax-Exempt Political Groups	“AGAINST”

Shareholders will also act on other business properly presented at the Annual Meeting.
The Annual Meeting will be held in a virtual format only, via live audio webcast. If you held shares of Elevance Health common stock as of March 13, 2026 (the "Record Date"), you may vote, submit questions and view the list of our shareholders of record during the Annual Meeting. Please see additional information on the Annual Meeting beginning on page 78.
Your vote is important. Even if you plan to participate in the Annual Meeting, we encourage you to vote your shares prior to the meeting by one of the methods shown below.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

You can vote in any of the following ways:

Smartphone Scan the QR code located on your proxy card, E-Proxy Notice or voting instruction form	Online Visit the website listed on your proxy card, E-Proxy Notice or voting instruction form	Telephone Call the telephone number on your proxy card or voting instruction form	Mail Sign, date and return your proxy card or voting instruction form in the envelope provided	Online During the Annual Meeting Log in to the live webcast with your control number

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 13, 2026.
The Notice of Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report on Form 10-K are available at: www.envisionreports.com/elv. We are making this Proxy Statement available to shareholders on or around March 27, 2026.

3

Elements of Total Rewards	48
Primary Components of 2025 Target Compensation	49
2025 Compensation Decisions	49
Compensation Policies and Practices	56
Compensation and Talent Committee Report	57
Compensation Tables	58
Summary Compensation Table	58
Grants of Plan-Based Awards	60
Outstanding Equity Awards at Fiscal Year-End	61
Option Exercises and Stock Vested	63
Pension Benefits	64
Non-Qualified Deferred Compensation	64
Potential Payments Upon Termination	65
CEO Pay Ratio	67
Pay versus Performance	68
Audit Committee Matters	70

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm	70

Annual Evaluation and Selection of Independent Registered Public Accounting Firm	70
The Audit Committee's Consideration of Independence of Independent Registered Public Accounting Firm	71
Independent Registered Public Accounting Firm’s Fees	72
Audit Committee Pre-Approval Policy	72
Audit Committee Report	73

Proposal 4 – Shareholder Proposal Requesting an Independent Study on the Impact of Prohibiting Corporate Contributions to Partisan 527 Tax-Exempt Political Groups	74

Security Ownership of Certain Beneficial Owners and Management	76
Stock Held by 5% or More Beneficial Owners	76
Stock Held by Directors, Nominees and Executive Officers	76
Delinquent Section 16(a) Reports	77
Information on Voting and the Annual Meeting	78
Annex A – Elevance Health, Inc. GAAP Reconciliation	84

2026 Proxy Statement	4

Proxy Summary
This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement before voting. We also encourage you to read our Annual Report on Form 10-K for the year ended December 31, 2025 (our “Form 10-K”) before voting. For the reasons set forth below and as further detailed throughout this Proxy Statement, the Board of Directors recommends that you vote as follows for each of the proposals:

FOR each nominee ä Page 12	Proposal 1 Election of Directors
Three directors have been nominated for election to hold office for a term to expire at the 2029 Annual Meeting:
	•Gail K. Boudreaux	•Robert L. Dixon, Jr.	•Deanna D. Strable

FOR ä Page 41	Proposal 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our executive compensation program (the “Total Rewards” program) is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contributions to our business, our consumers and our shareholders. This proposal gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers (“Say-on-Pay”).

FOR ä Page 70	Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee has selected Ernst & Young LLP to continue serving as our independent registered public accounting firm for the year ending December 31, 2026.

AGAINST the Shareholder Proposal ä Page 74	Proposal 4 One Proposal was Submitted by Shareholders
Shareholder proposal requesting an independent study on the impact of prohibiting corporate contributions to partisan 527 tax-exempt political groups.

Forward-Looking Statements
This Proxy Statement contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan,” "potential," "predict," and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or implied or projected by the forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks discussed in our Form 10-K, including in the section captioned "Forward-Looking Statements" and in Part I, Item 1A, "Risk Factors", and in our other Securities and Exchange Commission (“SEC”) filings. Except to the extent required by federal securities laws, we do not undertake to update or revise these forward-looking statements to reflect events or circumstances after the date hereof.

5

Proxy Summary
Our Purpose, Strategy and Values

Purpose Improving the Health of Humanity

Strategy Framework

Anthem

Wellpoint

carelon

WHAT

A lifetime, trusted health partner committed to making healthcare better…better costs, better experience, better outcomes – for your whole health.

HOW

Lowering the cost of healthcare

We anticipate health trends early, give caregivers the tools they need, and make care easier to afford.

Making healthcare simple

We make accessing and using healthcare easy, cutting red tape and simplifying systems and processes so providers can provide care, and members can live their healthiest lives.

WHY

To deliver on our mission of improving lives and communities and simplifying healthcare

Values

2026 Proxy Statement	6

Proxy Summary
2025 Performance Highlights
In 2025, Elevance Health operated in a dynamic and challenging environment and took deliberate actions to drive operational efficiencies, address industry cost-of-care pressures and sustain expense discipline and margin stability. We also continued to invest for long-term growth, supported by disciplined execution in our Health Benefits business and meaningful progress scaling Carelon, our health services platform, which delivered approximately 33% operating revenue growth and approximately 17% growth in operating gain year-over-year. This performance was supported by the continued expansion of risk-based services for internal and external customers, contributions from acquisitions, and growth in CarelonRx. We also advanced quality performance, improving Payment Year 2027 Medicare Stars results to 59% of our Medicare Advantage members in 4+ Star plans as of January 1, 2026, up from 40% in the prior year. In addition, by streamlining prior authorization requirements, we continued to improve outcomes and the member experience. Guided by our purpose to improve the health of humanity, we remained focused on a disciplined whole health approach, addressing members’ physical, behavioral, and social needs.

Members	45.2 Million
Cash Dividends Paid	$6.84 per share (up 5% from 2024)
GAAP Shareholders' Net Income	$5.7 Billion
Adjusted Shareholders' Net Income*	$6.8 Billion
Capital Returned to Shareholders	$4.1 Billion
* Please refer to the GAAP reconciliation table in Annex A for the reconciliation of these measures to GAAP.

7

Proxy Summary
Corporate Impact Highlights
We are committed to the health and well-being of the world around us and are proud of the impact we make in pursuing our purpose of improving the health of humanity consistent with our long-term strategy and risk management priorities. Our Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives and performance. Areas of focus include our consumers, our communities, our associates and our environment, as briefly described below and under Corporate Impact in this Proxy Statement.
More information about our sustainability practices is in our Impact Report, which is prepared in accordance with the Sustainability Accounting Standards Board (“SASB”) framework. This report is available at https://ir.elevancehealth.com/annual-reports/.

Our Consumers	Our Communities	Our Associates	Our Environment

We engage in value-based arrangements ("VBAs") with our care providers to improve healthcare quality; in 2025, VBA providers delivered comprehensive diabetes care at rates 16% higher than their non-VBA counterparts.
We lead the industry in NCQA Community-Focused Care Accreditations for 22 of our Medicaid plans, representing over 90% of our Medicaid members.
Sydney Health, our digital engagement platform, has nearly 20 million registered users.

Our Foundation announced a $150 million, five-year commitment in 2025 to strengthen our efforts to create healthier communities through Grantmaking, Impact Investing, Associate Community Engagement Programs and Community Action Leadership initiatives.
Over 304,000 volunteer hours (8.6% increase over 2024) and $8 million donated through our Associate Engagement Programs in 2025.

Over 85% of associates have taken advantage of our new Enterprise Skills Academy development platform, driving both future-ready and core skills.
For the sixth year in a row, we earned the Great Place to Work certification in 2025.
We are a fair pay workplace. Among our U.S. associates, pay for both women and people of color is more than 99 cents for every dollar earned by men and white associates, respectively.

Continued to source 100% renewable electricity for our operations.
Engaged with suppliers on establishing science-based GHG reduction goals to meet our SBTi-approved target.
We were recognized by Newsweek in 2025 as one of the “World’s Greenest Companies”, a distinction for top-performing companies in environmental sustainability.

Corporate Impact Recognition
We are proud to have been recognized for the positive impact we have on our consumers, communities, associates and the environment. We have included some examples below as of January 2026, and you can find additional information on the inside back cover of this Proxy Statement.

2026 Proxy Statement	8

Proxy Summary
Board Composition
Our Board prioritizes and values members that embody a wide range of attributes, including skill, experience, gender, race/ethnicity, age, tenure and geographic location.

Board Tenure Composition	Board Age Composition	Board Gender/Racial/Ethnic Composition

11 of 12 Directors are Independent, including two added in the past year	Female Leadership in Key Roles •President and CEO •Finance Committee Chair •Governance Committee Chair	Racially/Ethnically Diverse Leadership •Compensation & Talent Committee Chair •Governance Committee Chair	8 of 12 Directors are Diverse based on Gender and/or Race/Ethnicity

Director Skills, Experiences and Attributes
The following graphic provides summary information about our directors’ skills, experiences and attributes. More detailed information is provided under “Corporate Governance — The Board of Directors — Desired Skills, Experiences and Attributes” beginning on page 14 and in each director’s biography beginning on page 16.

CEO	COO/EXECUTIVE LEADERSHIP	INSURANCE INDUSTRY	FINANCE/ CAPITAL MARKETS	HEALTHCARE INDUSTRY
● ● ● ● ● ● ● ● ● ● ⭘ ⭘	● ● ● ● ● ● ● ● ● ● ● ●	● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ● ● ● ● ⭘	● ● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘
10 of 12 Directors	12 of 12 Directors	4 of 12 Directors	11 of 12 Directors	7 of 12 Directors

MARKETING/ CONSUMER INSIGHTS	TECHNOLOGY	REGULATORY/ PUBLIC POLICY	GOVERNANCE & SUSTAINABILITY	DIVERSITY
● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ●● ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ●● ⭘ ⭘ ⭘ ⭘
5 of 12 Directors	8 of 12 Directors	8 of 12 Directors	5 of 12 Directors	8 of 12 Directors

9

Proxy Summary
Corporate Governance Highlights
Our corporate governance policies and practices reflect our commitment to effective corporate governance and high ethical standards:

Board / Committee Independence	Board Practices	Accountability

•Separate CEO and Independent Board Chair •Independent Board – 11 of 12 directors are independent •Fully independent Audit, Compensation and Talent, Finance and Governance Committees
•Annual Board, committee and individual director performance evaluations facilitated by an external party
•Independent directors hold executive sessions
•Board oversees Enterprise Risk Management activities

•Majority voting for uncontested director elections
•Proxy access for shareholder-nominated director nominees
•Commitment to declassify the Board if the Blue Cross and Blue Shield Association ("BCBSA") requirement for a classified board is no longer applicable

Stock Ownership / Compensation

•Significant director and executive stock ownership and holding requirements
•Clawback policy for executive officers’ incentive compensation, including for reputational harm
•Policy against short sales, hedging and pledging stock for directors and executive officers
•Rigorous establishment and oversight of incentive measures, goals and pay / performance relationship
•Say-on-Pay advisory vote conducted annually
•Pre-established grant dates for equity awards to executive officers

•Limited executive perquisites
•Double-trigger change-in-control provisions
•No re-pricing of stock options or stock appreciation rights without shareholder approval
•No change-in-control excise tax gross-ups
•No guaranteed annual salary increases or bonuses
•No compensation plans that encourage excessive risk taking
•Independent compensation consultant

2026 Proxy Statement	10

Proxy Summary
Compensation Highlights
Pay-for-performance. Our Total Rewards program emphasizes performance-based compensation in the form of our Annual Incentive Plan (“AIP”) and annual grants of long-term, equity-based incentives under the shareholder-approved Elevance Health Incentive Compensation Plan (the “Long-Term Incentive Plan” or “LTIP”). As such, our pay-for-performance philosophy seeks to align the interests and rewards of our named executive officers (“NEOs”) with the long-term interests of our shareholders and drives the achievement of our purpose, mission and strategy, while operating within our values.
Balanced mix of financial and operational measures. The Compensation and Talent Committee used a balanced scorecard for the AIP for our executive officers with a 50% weighting for Adjusted Shareholders' Net Income, a 20% weighting for Operating Revenue and a total of 30% weighting for Strategic Initiative performance measures that measure key transformation initiatives focused on improving our consumer, provider and associate experiences. Our performance stock units (“PSUs”) granted under the Long-Term Incentive Plan in 2025 use Adjusted Shareholders' Earnings Per Diluted Share ("Adjusted EPS") and Operating Revenue as performance measures. Please refer to the GAAP reconciliation table in Annex A for information on Adjusted Shareholders' Net Income and Adjusted Shareholders' Earnings Per Diluted Share.
Reward long-term growth and sustained success.  79% of our CEO's target compensation and 72% of our other NEOs' target compensation is in equity awards, which encourages long-term growth and sustained success.
Primary Components of 2025 Target Compensation
The pay mix for our CEO and other NEOs during 2025 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the charts below, the mix of total target compensation granted in 2025 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation.

CEO	Other NEOs

11

Proxy Summary
Corporate Governance

PROPOSAL 1 Election of Directors

We are asking our shareholders to elect Gail K. Boudreaux, Robert L. Dixon, Jr. and Deanna D. Strable to the Board, each for a three-year term to expire at our 2029 Annual Meeting. R. Kerry Clark will continue to serve as a director through the date of the Annual Meeting, but he is not eligible for re-election due to our mandatory retirement age policy. The Board thanks Mr. Clark for his contributions and service to the Board and the Company. Each of the nominees for director is presently a director, and each has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. As more fully described in the following pages, we believe each nominee is qualified with unique skills, experiences and attributes that are beneficial to our Company.
The Board currently consists of twelve directors. This classified Board structure is one of the specific requirements imposed by the BCBSA in license agreements with all Blue Cross Blue Shield licensees, including us. In compliance with our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), we divide our directors into three classes with each class containing approximately one-third of the total number of directors. Our Articles of Incorporation also provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us. Currently, the classes of 2026, 2027 and 2028 each have four directors. One class's term expires each year. Generally, each director serves until the Annual Meeting of Shareholders held in the year that is three years after their election, continuing until their successor is elected and qualified. A director nominee is not eligible for election if they are 73 years old as of the March 1st before the Annual Meeting of Shareholders when their nomination is considered.

The Board of Directors unanimously recommends a vote FOR Proposal 1, the election as directors of Gail K. Boudreaux, Robert L. Dixon, Jr. and Deanna D. Strable.

2026 Proxy Statement	12

The Board of Directors
Identifying and Evaluating Nominees for Directors
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers, subject to the restrictions in our Bylaws, whether the vacancy should be filled and, if so, various potential candidates for director. Candidates may come to the attention of the Governance Committee through current Board members, management, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year.
Shareholder Recommendations of Director Candidates
The Governance Committee considers and recommends candidates for the Board. It reviews all nominations submitted to the Company as described above under “Identifying and Evaluating Nominees for Directors,” including individuals nominated by shareholders to be included in our Proxy Statement. In evaluating such nominations, the Governance Committee seeks to achieve a balance of skills, experiences, qualifications and attributes on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Governance Committee must include the nominee’s name and qualifications for Board membership and must be addressed to our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204. Following verification that the persons recommending director candidates are shareholders and verification that any other required information has been properly submitted by such persons, recommendations are aggregated and considered by the Governance Committee at a regularly scheduled meeting. If any materials are provided by shareholders in connection with the recommendation of a director candidate, such materials are forwarded to the Governance Committee.
In addition, any shareholder who wishes to nominate a director candidate at our Annual Meeting or for inclusion in our Proxy Statement may do so by following the procedures and providing the information set forth in “Information on Voting and the Annual Meeting — Shareholder Proposals and Nominations for Next Year’s Annual Meeting” on page 82 and in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/ governance-documents/.
Director Qualifications
The Governance Committee periodically evaluates the size and composition of the Board to assess the skills, experiences and attributes of Board members, and compares them with those skills, experiences and attributes that might prove valuable in the future, considering the circumstances of the Company and the then-current Board membership. On an ongoing basis, the Governance Committee evaluates candidates who meet our strategic needs and have diverse experiences in key business, financial and other challenges that face a publicly-held health company. In evaluating director candidates (both new and continuing directors), the Governance Committee considers the interplay of the candidate’s experience with the experience of other Board members, the candidate’s outside time commitments, conformity with any requirements of the BCBSA, the extent to which the candidate would be a desirable member of any committees of the Board and the overall makeup of the Board, as described in more detail below. We believe that an effective board consists of individuals who bring a variety of complementary skills and a range of tenures.
The Governance Committee developed and maintains a skills matrix to assist it in considering the characteristics required of each director along with the appropriate balance of skills, experiences and attributes that should be represented on the Board as a whole.
Required Characteristics
The following are the required characteristics that should be satisfied by each director or nominee:

•Integrity and Accountability •Financial Literacy	•Informed Judgment •Risk Oversight Ability	•Mature Confidence •High Performance Standards

13

Corporate Governance
Desired Skills, Experiences and Attributes
The following matrix summarizes the desired skills, experiences and attributes to be represented collectively on the Board and the most significant skills, experiences and attributes that each current director possesses. Additional information is provided in each director nominee’s biography beginning on page 16.

CEO	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrates leadership ability at the highest level
COO / Executive Leadership	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrates leadership ability
Insurance Industry	Contributes to the Board’s understanding of insurance operations and the industry’s complex regulatory requirements, as well as the competitive environment
Finance / Capital Markets	Contributes to the evaluation of our financial reporting process, financial management and capital allocations (dividends/share repurchases/financings)
Healthcare Industry	Contributes to the Board’s understanding of the providers of healthcare services and products and issues related to simplifying healthcare
Marketing / Consumer Insights	Contributes to the Board’s understanding of changing market conditions and consumer trends and expectations
Technology
Contributes to the Board’s understanding of technology, including the use of Artificial Intelligence ("AI") and other new technologies in providing our products and services, as well as cybersecurity risks

Regulatory / Public Policy	Contributes to the Board’s understanding of complex regulatory and public policy issues facing us as a highly-regulated entity
Governance & Sustainability	Contributes to the Board’s understanding of leading corporate governance practices and environmental and social sustainability initiatives
Diversity	Gender and racial/ethnic diversity provide different perspectives to the Board to foster innovation and inclusion

Skills, Experiences and Attributes	Boudreaux	Clark	Collis	DeVore	Dixon	Hay	Jallal	Neri	Peru	Schneider	Schulman	Strable
CEO
COO / Executive Leadership
Insurance Industry
Finance / Capital Markets
Healthcare Industry
Marketing / Consumer Insights
Technology
Regulatory / Public Policy
Governance & Sustainability
Diversity

2026 Proxy Statement	14

Corporate Governance
In accordance with our Corporate Governance Guidelines, in evaluating director candidates, the Governance Committee considers the interplay of the candidate’s experience with the experience of other Board members, the candidate’s outside time commitments, conformity with any requirements of the BCBSA, potential committee membership and the overall diversity of the Board, including with respect to skill, experience, age, gender, race/ethnicity, tenure and geographic location.

Board Tenure Composition	Board Age Composition	Board Gender/Racial/Ethnic Composition
The Governance Committee, in recommending the nominees for election as directors and in concluding that the continuing directors should serve as directors, considered the items set forth above. The Governance Committee believes that each director and director nominee satisfies the criteria indicated for such director in the skills matrix and brings his or her own particular skills, experiences and attributes, giving the Board, as a whole, competence and experience in a wide variety of areas. In addition, the Governance Committee believes that each director and director nominee has sufficient time and energy to diligently perform his or her directorship duties. Additional biographical and other information concerning the qualifications, skills and experience of the directors and nominees for director can be found below under “Biographical Information on Director Nominees and Continuing Directors.”

15

Corporate Governance
Biographical Information on Director Nominees and Continuing Directors
The biographies of each of the nominees and continuing directors contain information regarding the person’s service as a director, business experience, director positions at publicly-held corporations or investment companies registered under the Investment Company Act of 1940 held currently or at any time during the last five years, and the skills, experiences, qualifications and attributes that caused the Governance Committee and the Board to recommend each of the director nominees and to conclude that the continuing directors should serve as members of our Board. Unless otherwise indicated, the principal occupation of each director or nominee has been the same for the last five years. There is no family relationship between any of our directors or executive officers. The ages listed for each director or nominee are as of March 27, 2026.
Nominees for Director
Three-year term to expire at the 2029 Annual Meeting of Shareholders

Gail K. Boudreaux
Director Qualifications:
Ms. Boudreaux brings significant CEO, healthcare industry, insurance, finance and technology experience to the Board from her chief executive and other executive positions with several healthcare and insurance organizations and participation in numerous associations in the healthcare industry. Ms. Boudreaux’s positions also provided her with regulatory and public policy experience due to the highly-regulated nature of these organizations. She also gained financial and technology experience through her service as a director and as a member of the audit committee and technology operations committee of several public companies, including a medical device company and a biotechnology company. In addition, she has gained governance and sustainability experience through her current CEO role.
Professional and Other Experience:
•Elevance Health, Inc., President and CEO (since 2017)
•GKB Global Health, LLC, a healthcare consulting firm, Founder and CEO (2015-2017)
•UnitedHealth Group Incorporated, a diversified healthcare company, Executive Vice President (2008-2015), and President (2008-2011) and CEO (2011-2014) of its subsidiary, UnitedHealthcare
•Health Care Service Corporation, a health insurance company, Executive Vice President of External Operations (2005-2008) and President of Blue Cross and Blue Shield of Illinois (2002-2005)
•Aetna Inc., a managed healthcare company, various leadership positions (1983-2002)
•Director of the BCBSA, the National Institute for Health Care Management and the Central Indiana Corporate Partnership, member of The Business Roundtable and member of the Business Council
Other Public Board Service:
•Target Corporation, a general merchandise retailer, Director (since 2021)
•Zimmer Biomet Holdings, Inc., a medical device company, Director (2012-2021)
•Novavax, Inc., a biotechnology company, Director (2015-2017)
•Xcel Energy, Inc., a utility holding company, Director (2012-2017)

Age: 65
Director Since: 2017
Committees:
None
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Governance and Sustainability
•Diversity
Education:
M.B.A., Columbia Business School; B.A., Dartmouth College

2026 Proxy Statement	16

Corporate Governance

Robert L. Dixon, Jr.
Director Qualifications:
Mr. Dixon has extensive technology experience through his position as Global Chief Information Officer of a large public company, his ownership of a digital and information technology consulting business, and his service on the CIO advisory board for another large public company. He also has significant marketing and consumer insights experience through his senior positions at two large public companies, both of which have global retail consumer product focus. Mr. Dixon has governance and sustainability experience through his role as chair of the governance committee of a public company and his several executive and academic board positions.
Professional and Other Experience:
•RD Factor, Inc., a digital and information technology consulting business, Owner (since 2016)
•PepsiCo, Inc., a food and beverages company, Senior Vice President (2016) and Senior Vice President and Global Chief Information Officer (2007-2016)
•Procter & Gamble, various positions (1977-2007), including Vice President of Global Business Services (2005-2007)
•International Business Machines Corporation, a technology and consulting company, CIO Advisory Board (2011-2017)
•Georgia Institute of Technology, the College of Computing Advisory Board (since 2019), Trustee Emeritus of the Foundation (since 2017) and President’s Advisory Board (2017-2024)
Other Public Board Service:
•Okta, Inc., an identity management platform, Director (since 2019)
•Build-A-Bear Workshop, Inc., a specialty retailer, Director (2018-2025)

Age: 70
Director Since: 2011
Committees:
Compensation and Talent
Finance
Skills, Experiences
and Attributes:
•COO/Executive Leadership
•Marketing/Consumer Insights
•Technology
•Governance and Sustainability
•Diversity
Education:
B.S., Georgia Institute of Technology

Deanna D. Strable
Director Qualifications:
Ms. Strable brings extensive CEO, insurance industry and regulatory experience to the Board, gained through her current CEO and other previous executive positions with a global financial services company. She also has healthcare industry experience from her role as President of U.S. Insurance Solutions at the financial services company. In addition, Ms. Strable has significant finance and capital markets experience through her previous position as chief financial officer ("CFO") at the financial services company, with oversight responsibility for financial reporting, capital markets and corporate finance. Ms. Strable qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Principal Financial Group, Inc. (“Principal Financial”), a financial services company, Chairman of the Board (since September 2025) and President and CEO (since January 2025)
•Principal Financial, Executive Vice President and CFO (2017-January 2025)
•Principal Financial, President, U.S. Insurance Solutions (2015-2017)
•Principal Financial, various other actuarial and management positions
(1990-2017)
•United Way Worldwide, Director (2018-2024)
Other Public Board Service:
•Principal Financial, Director (since January 2025) and Chairman of the Board (since September 2025)

Age: 57
Director Since: 2022
Committees:
Audit
Governance
Skills, Experiences and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education:
B.A., Northwestern University; Fellow, Society of Actuaries

17

Corporate Governance
Directors Continuing in Office
Terms expiring at the 2027 Annual Meeting of Shareholders

Steven H. Collis
Director Qualifications:
Mr. Collis brings extensive CEO, healthcare industry, and regulatory and public policy experience to the Board gained through his position as Chairman, President and Chief Executive Officer of a large, global pharmaceutical solutions company, which is subject to significant regulation and oversight. In addition, Mr. Collis has finance and capital markets experience through his former positions as the CEO of a public company, the CFO of a private company, and a chartered accountant. Mr. Collis qualifies as an "audit committee financial expert."
Professional and Other Experience:
•Cencora, Inc. (formerly AmerisourceBergen Corporation) ("Cencora"), a pharmaceutical solutions company, Executive Chairman (2024-2025), Chairman, President and Chief Executive Officer (2016-2024) and President and Chief Executive Officer (2011-2016)
•Cencora, various other management positions (1994-2011)
•American Red Cross, Board of Governors (2018-2025)
•International Federation of Pharmaceutical Wholesalers, Director (2011-2025)
Other Public Board Service:
•Bausch & Lomb Corporation, an eye health products company, Director (since January 2026)
•Cencora, Director (2011-2025), Chairman of the Board (2016-2024), Executive Chairman (2024-2025)
•Thoratec Corporation, a medical device developer and manufacturer, Director (2008-2015)

Age: 64
Director Since: 2025
Committees:
Audit
Finance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
Education:
B. Commerce, Post-Grad;
B. Commerce and Chartered Accountant, University of the Witwatersrand, Johannesburg

Lewis Hay, III
Director Qualifications:
Mr. Hay brings extensive CEO, finance and regulatory and public policy experience to the Board through his positions as CEO, Chairman and CFO of a large utility company which was subject to significant regulation and oversight. He also has governance and sustainability experience from his management of the utility’s expansion of renewable energy sources. In addition, Mr. Hay has marketing and consumer insights experience from his service as an officer of a large utility company and a director of a financial services company, and technology experience from his service as a director of an information technology company. Mr. Hay qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Clayton, Dubilier & Rice, LLC, a private equity investment firm, operating advisor (since 2014)
•NextEra Energy, Inc. (“NextEra Energy”), an electricity-related services and renewable energy generator company, Executive Chairman (2012-2013), CEO (2001-2012), Chairman (2002-2012) and President (2001-2006)
•Artera Services, LLC, a provider of integrated infrastructure services to natural gas and electric industries, Director (since 2018, including for its predecessor company, PowerTeam Services, LLC)
Other Public Board Service:
•L3Harris Technologies, Inc., a global aerospace and defense technology firm, Director (since 2019 and 2002-2019 for its predecessor company, Harris Corporation)
•Capital One Financial Corporation, a financial services company, Director (2003-2019)
•NextEra Energy, Director (2001-2013)

Age: 70
Director Since: 2013
Committees:
Audit
Finance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
•Governance and Sustainability
Education:
M.S., Carnegie Mellon University; B.S., Lehigh University

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Corporate Governance

Antonio F. Neri
Director Qualifications:
Mr. Neri brings extensive CEO, technology and finance experience to the Board gained through his current position of President and CEO and other previous executive positions at a large, multinational enterprise information technology company and from holding several leadership positions at firms that provide technology solutions to the business and public sectors. Mr. Neri also gained marketing and consumer insights experience from past positions where he was responsible for determining consumer needs, overseeing product and promotional campaigns and promoting, selling and distributing products.
Professional and Other Experience:
•Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), a technology company, President and CEO (since 2018), President (2017-2018) and Executive Vice President and General Manager, Enterprise Group (2015-2017)
•HP Inc., a technology company, various positions (1995-2015), including Senior Vice President and General Manager, Enterprise Group (2014-2015), Senior Vice President and General Manager, HP Networking Business Units (2014), Senior Vice President and General Manager, HP Servers (2013-2014) and Senior Vice President and General Manager, HP Technology Services (2011-2013)
Other Public Board Service:
•Hewlett Packard Enterprise, Director (since 2018)
•H3C Technologies Co., LTD, an information technology company, Director (2016-2017)

Age: 58
Director Since: 2017
Committees:
Compensation and Talent (Chair)
Governance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Diversity
Education:
Bachillerato en Electronica, Escuela Nacional de Educacion Tecnica

Ramiro G. Peru
Director Qualifications:
Mr. Peru brings extensive executive leadership and finance experience to the Board as a former CFO of two public companies. Mr. Peru’s positions also included technology experience as Senior Vice President at a mining and manufacturing company, with responsibility for managing both information systems and technology and human resources. In addition, he has technology experience through his service as a director of an oil and gas exploration and production company.
Professional and Other Experience:
•Swift Corporation, a transportation company, Executive Vice President and CFO (June-December 2007)
•Phelps Dodge Corporation (“Phelps Dodge”), a mining and manufacturing company, Executive Vice President and CFO (1999-2007)
•Phelps Dodge, various finance and accounting positions (1979-2007)
•UNS Energy Corporation (“UNS Energy”), an electric and gas utility holding company and a subsidiary of Fortis Inc., a utility holding company, Director (2007-2025)
•Bluemedia, Inc., a large format printer, Director (2018-2023)
Other Public Board Service:
•SM Energy Company, an oil and gas exploration and production company, Director (since 2014)
•UNS Energy (publicly traded until 2014), Director (2007-2014)
•WellPoint Health Networks, Inc., Director (2003-2004)

Independent Chair of the Board
Age: 70
Director Since: 2004
Committees:
Compensation and Talent
Governance
Skills, Experiences
and Attributes:
•COO/Executive Leadership
•Finance/Capital Markets
•Technology
•Diversity
Education:
B.S., University of Arizona

19

Corporate Governance
Terms expiring at the 2028 Annual Meeting of Shareholders

Susan D. DeVore
Director Qualifications:
Ms. DeVore brings extensive CEO, healthcare industry and finance experience to the Board gained through her President and CEO positions at a healthcare improvement company that serves thousands of hospitals and other healthcare providers. She also gained technology experience in connection with her oversight of the healthcare improvement company’s technology/services segment and regulatory experience due to its highly-regulated nature. She has insurance experience from her service as a director of a financial protection benefits company. In addition, Ms. DeVore has finance experience as a former partner and region and sector leader at Ernst & Young LLP.
Professional and Other Experience:
•Premier, Inc., a healthcare improvement company, various roles from 2003 until June 2021, with the most recent as CEO (2019-2021) and President (2013-2019)
•Premier Healthcare Solutions, Inc. (subsidiary of Premier, Inc.), President and CEO (2009-2019) and Director (2009-2021)
•AdventHealth, a healthcare system, Director (2020-2025)
•Cap Gemini/Ernst & Young LLP, a management consulting company, various roles from 1988 until 2002, including VP and Sector Leader, Manufacturing/High Tech & Media/Entertainment Units (2001-2002) and Sector Leader, High Growth Middle Market Division, North America (2000-2001)
Other Public Board Service:
•Solventum Corporation, a healthcare company, Director (since 2024)
•Unum Group, a financial protection benefits company, Director (since 2018)
•Premier, Inc., Director (2013-2021)

Age: 67
Director Since: 2021
Committees:
Compensation and Talent
Finance (Chair)
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Diversity
Education:
M.M., McGill University; B.A., University of North Carolina at Charlotte

Bahija Jallal
Director Qualifications:
Ms. Jallal brings extensive CEO, healthcare industry and finance experience to the Board gained through her current CEO position at a multinational, biotechnology company, as well as several former leadership positions at biopharmaceutical companies, including as President at a biologic research and development subsidiary of a large public company. Her current CEO position and other former executive positions also provide her with regulatory and public policy experience due to the highly-regulated nature of the biopharmaceutical and biotechnology industries.
Professional and Other Experience:
•Immunocore Holdings plc, a T-cell receptor biotechnology company, CEO (since 2019)
•AstraZeneca PLC (“AstraZeneca”), a pharmaceutical and biopharmaceutical business, Executive Vice President (2013-2019)
•MedImmune, a biotechnology business and a subsidiary of AstraZeneca, President (2013-2019), Executive Vice President, Research and Development (2010-2013) and various other research and development positions (2006-2010)
Other Public Board Service:
•Immunocore Holdings plc, Director (since 2019)
•ArriVent BioPharma, Inc., a clinical-stage biopharmaceutical company (publicly traded beginning 2024), Director (2022-2024)
•Guardant Health, Inc., a precision oncology company, Director (2019-2022)

Age: 64
Director Since: 2018
Committees:
Compensation and Talent
Governance (Chair)
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education:
M.S. and Ph.D., I’Universite’ De Paris VI; Fellow, Max Planck Institute of Biochemistry

2026 Proxy Statement	20

Corporate Governance

Ryan M. Schneider
Director Qualifications:
Mr. Schneider brings significant CEO, finance, marketing and consumer insights and technology experience to the Board from his recent CEO position at a real estate services company. In addition, Mr. Schneider has executive leadership and finance experience through his past leadership positions at a financial services organization. These positions also provided him with regulatory and public policy experience through his oversight of compliance with consumer and safety regulations, and due to the highly-regulated nature of the banking industry. He also gained insurance industry experience as a consultant for multiple insurance companies while at McKinsey & Company. Mr. Schneider qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Anywhere Real Estate Inc. (formerly known as Realogy Holdings Corp.) (“Anywhere Real Estate”), a residential real estate services company, CEO and President (2017-January 2026), President and Chief Operating Officer (October-December 2017)
•McKinsey & Company, an international consulting firm, Senior Advisor (2017)
•Capital One Financial Corporation, a financial services company, various positions (2001-2017), including Senior Advisor (2016-2017) and President, Card Business (2007-2016)
•Capital One Bank (USA) N.A., Director (2007-2016)
Other Public Board Service:
•Anywhere Real Estate, Director (2017-January 2026)

Age: 56
Director Since: 2019
Committees:
Audit (Chair)
Governance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
Education:
Ph.D., Yale University; B.A., Williams College

Amy W. Schulman
Director Qualifications:
Ms. Schulman brings extensive executive leadership, healthcare industry, finance, technology and regulatory and public policy experience through her position as Managing Partner of a large venture capital firm focused on healthcare and biotechnology companies, as well as her previous executive positions with a global biopharmaceutical company and early-stage biopharmaceutical and biotechnology companies. In addition, she has extensive governance and sustainability experience through her positions as a business school lecturer and a former global law firm partner. Ms. Schulman qualifies as an "audit committee financial expert."
Professional and Other Experience:
•Polaris Partners, a venture capital firm, Managing Partner, New York (since 2014)
•LS Polaris Innovation Fund, a venture capital fund, Managing Director (since 2017)
•Mount Sinai Hospital, Director (since 2020)
•Harvard University Business School, Senior Lecturer (2014-2020 and since 2025)
•Lyndra Therapeutics, Inc., a biopharmaceutical company, Executive Chair (2019-2025) and CEO (2015-2019)
•Pfizer, Inc., a global biopharmaceutical company, Executive Vice President and General Counsel (2010-2013), and various other senior executive positions, including Business Unit Lead for Consumer Healthcare (2008-2013)
•DLA Piper, LLP (US), a global law firm, Partner and Counsel (1995-2008)
Other Public Board Service:
•Alnylam Pharmaceuticals, Inc., a biopharmaceutical company, Director and Non-Executive Chair (2014-Present)
•Fractyl Health, Inc., a therapeutics company, Director (2018-2025)
•SQZ Biotechnologies Company, a biotechnology company, Director (2014-2022)
•Cyclerion Therapeutics, a biopharmaceutical company, Director (2019-2021)

Age: 65
Director Since: January 2026
Committees:
Audit
Finance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Governance and Sustainability
•Diversity
Education:
Wesleyan University, B.A.
Yale University School of Law, J.D.

21

Corporate Governance
Board’s Role and Responsibilities
Our business is overseen by the Board. The Board has responsibility for establishing broad corporate policies and for our overall performance. We believe the only results worth achieving are those achieved with integrity and a commitment to excellence. Accordingly, we have long recognized the importance of, and have placed a high priority upon, having good corporate governance measures in place.
Board Role in Risk Oversight
Our management is responsible for the day-to-day management of the risks facing the Company, including the risk management process, controls and oversight. The Board as a whole has responsibility for risk oversight. We have an Enterprise Risk Council to oversee our enterprise risk management (“ERM”) program. The Enterprise Risk Council is composed of members of our leadership team and our Chief Risk Officer, who serves as the head of our ERM function, and reports to the Audit Committee of the Board, with annual updates to the full Board. Additionally, the full Board regularly reviews risks that may be material to the Company, including those detailed in reports from the committees of the Board and as disclosed in the Company’s quarterly and annual reports filed with the SEC. While the Board has established committees designated for various oversight functions, it is common practice for the Board and committees to collaborate on overlapping issues.

Board
•Oversees management’s processes by which they identify, assess, monitor and manage the Company’s exposure to major risks to determine whether these processes are functioning as intended and are consistent with our business objectives and strategies and comply with applicable laws, regulations, contractual requirements and policies.
•Reviews certain risk tolerance levels and action plans regarding major risks.
•Reviews the Own Risk and Solvency Assessment Summary Report, filed annually with state insurance departments.
•Receives periodic reports from its committees and management on risks facing our business, including strategic, financial, operational, legal, regulatory and reputational risks and developments that could affect our risk profile.
•Oversees the risks associated with our development, governance, deployment and use of AI solutions, as well as cybersecurity risks.
•Delegates to each committee responsibility for assisting in the oversight of categories of risk relevant to its function.

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Audit Committee
•Receives quarterly reports from our Chief Risk Officer and reviews and discusses our ERM framework, processes and governance structure.
•Reviews and approves our continuous risk assessment and internal audit plan.
•Reviews and discusses with management and the independent auditor our accounting, financial reporting, financial statements, internal controls and procedures and the independent audit thereof.
•Oversees our compliance activities and receives quarterly reports from our Chief Compliance Officer.
•Reviews and discusses our exposure to major risks associated with our financials, strategies, information technology, security, compliance, privacy, ethics, AI, reputation and other operational risks.

Governance Committee
•Oversees Board processes and corporate governance-related risks.
•Monitors our corporate social responsibility and environmental sustainability initiatives and performance.
•Reviews, at least annually, our political strategy, contributions and activities, and oversees compliance with our policies and procedures regarding political contributions and activities.

Finance Committee
•Oversees the risks associated with our capital structure, financial policies, financing strategies and financial condition.
•Reviews the issuance and retirement of debt and other securities and our credit facilities.
•Monitors investment and financial risk management strategies, including the use of derivatives.
•Reviews proposed material mergers, acquisitions and divestitures.
•Reviews our external insurance risk management program and insurance coverage.

Compensation and Talent Committee
•Oversees the risks associated with our compensation policies, practices and plans.
•Reviews and discusses performance evaluations and sets the compensation of the CEO and other executive officers.
•Reviews and discusses talent management, including retention and inclusion.

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Management •Management, including the ERM function and Enterprise Risk Council, designs and implements processes by which they identify, assess, monitor and manage our exposure to major risks.

2026 Proxy Statement	22

Corporate Governance

•Risk management is embedded across all layers of the enterprise, ensuring integration into daily decision-making processes while aligning with our strategic objectives. Our ERM function coordinates with our internal audit function to perform continuous risk assessments and capture our enterprise risks. The ERM process utilizes a qualitative approach informed by experience, emerging trends and insights from subject matter experts to gain an in-depth understanding of our enterprise risks. The process involves conducting research in consultation with internal and external advisors, evaluating enterprise strategic goals and reviewing key business areas for emerging risks. Risk exposure is measured against predefined risk appetites, guiding our strategic initiatives and prioritizing risk mitigation efforts.
•We engage external advisors where appropriate to assist in the identification and oversight of risks facing our business, including, but not limited to, independent registered public accounting firms, external legal counsel, insurance providers, cybersecurity experts and our independent compensation consultants.
•Risk assessment is continuous throughout the year and captures our primary risk domains, including alignment with the risk factors set forth in our Form 10-K and associated disclosure controls and procedures. Additionally, the risk assessment process considers whether risks are short-, intermediate- or long-term, such that the management of significant risks can be prioritized, as necessary.

For those areas for which committees have risk oversight responsibilities, the chairs of the committees regularly report to the full Board regarding the significant risks facing the Company, as identified by management, and the measures undertaken by management to monitor, control and mitigate those risks. A description of the enterprise risks we have identified is included in Part I, Item 1A, “Risk Factors” in our Form 10-K.
Assessment of Compensation-Related Risks
Annually, members of our management team assess the risks related to or arising from our compensation policies and practices. The management team reviews and discusses the design of various incentives, plan governance, performance measures and approval mechanisms of all Total Rewards programs for all associates.
In February 2026, the Compensation and Talent Committee, in consultation with its independent compensation consultant, reviewed and discussed the management team’s comprehensive assessment of the potential risks related to or arising from our Company-wide compensation programs, policies and practices. As part of its review, the Compensation and Talent Committee also noted the following factors that reduce the likelihood of excessive risk-taking:
•Our overall compensation levels are competitive with the market and structured to deliver a balanced mix of both fixed and variable forms of compensation and long-term and short-term plans.
•Annual and long-term performance measures used to determine performance-based payouts are directly linked to the financial and non-financial performance of the Company and are aligned with the long-term interests of our shareholders.
•Awards under our AIP and PSUs are capped and are paid on a sliding scale, with the amount earned interpolated for results between threshold and target, and target and maximum. The Compensation and Talent Committee has discretion to adjust performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our shareholders. Additionally, the Board maintains a recoupment policy for the clawback of (1) erroneously awarded cash and equity incentive-based compensation in the event of certain specified financial restatements, and (2) cash and equity incentive-based compensation, other equity compensation and other incentive cash payments upon the violation of a restrictive covenant or in the event of misconduct, including for reputational harm.
•Executive officers are subject to significant stock ownership and holding requirements and are prohibited from hedging and pledging stock and short sales.
Based on its review and discussion of the assessment, the Compensation and Talent Committee has concluded that our compensation programs do not create risks that would be reasonably likely to have a material adverse effect on the Company.
Oversight of Cybersecurity and Data Privacy
We operate in a highly-regulated industry. Federal, state and international laws and contractual commitments guide our collection, use and disclosure of confidential information such as protected health information, personal financial information and personally identifiable information. Our success depends on maintaining a high level of trust among our stakeholders, including our customers, business partners, providers, regulators and associates. Protecting this information is crucial and is reflected in our Code of Conduct and privacy policies.
Our Board monitors cybersecurity risks and receives a report at least quarterly from our Chief Information Security Officer regarding our Information Security Program. In addition, certain cybersecurity incidents are escalated to the Board in accordance with our escalation criteria. Periodically, the Board also receives third party assessments of our information

23

Corporate Governance
security. The Audit Committee receives regular updates on both information security and data privacy matters and oversees data privacy, integrity, incident and breach risks.
In addition to Board and committee oversight and management assessment and monitoring of these risks, we make it a priority to equip associates with the tools and skills needed to support our Information Security Program. We provide annual trainings on our Code of Conduct and privacy policies, as well as annual security-awareness trainings, which cover timely and relevant topics, including social engineering, phishing, password protection, confidential data protection, acceptable asset use and mobile security.
Our comprehensive cybersecurity and incident response and prevention program educates associates on the importance of reporting all incidents immediately. Each incident is reviewed and action is taken to address issues identified, mitigate any potential impact and assess our obligations to notify customers, regulators, the media and others. A detailed description of our cybersecurity and privacy risk oversight, governance, management and expertise is included in Part I, Item 1C, "Cybersecurity" in our Form 10-K. Information regarding how we implement our privacy policies, including those related to personal data and our Web Privacy Statement, is available at https://www.elevancehealth.com/privacy-policy.
Oversight of Artificial Intelligence
We view AI as a key component of our commitment to innovate and fulfill our mission to improve the health of humanity. Our approach to the governance and oversight of AI is designed to ensure that our AI solutions are aligned to our mission and values, including our commitment to responsible and ethical practices.
Our AI Governance Program involves streamlined coordination between our technology, regulatory, data governance, information security, vendor management, privacy, ethics and responsible AI (“RAI”) programs. Our RAI program, guided by the National Institute of Standards and Technology (“NIST”) AI Risk Management Framework, is a cornerstone of this governance, focused on ensuring appropriate practices are in place to identify and mitigate harmful bias and promoting accuracy, security and transparency in our AI systems. At the heart of our AI Governance Program are our AI Guiding Principles, which serve as the lens through which our AI solutions are designed, developed and used. These AI Guiding Principles include:
Fair: We will evaluate our AI solutions for fairness and equity, with the goal that individuals have a fair and just opportunity to be healthy by identifying and mitigating undesired outcomes.
Robust: We will focus on testing, training and validating our AI solutions for integrity, reliability and resilience, prior to deployment. We will monitor solutions after deployment to ensure the solution continues to operate as intended.
Explainable and Transparent: We will maintain documentation that explains how our solutions were designed, so that we provide transparency on how the AI arrived at its outcome.
Accountable: We design our process to provide accountability for our AI solutions. We will responsibly and ethically develop, deploy and manage our AI solutions throughout their entire lifecycle. We will draw upon industry standard practices and scientific methods of excellence to build, maintain and use AI solutions.
Private and Secure: We will respectfully and diligently strive to protect and secure data in our AI solutions throughout their lifecycle to maintain high levels of trust among our consumers and to support compliance with state and federal regulations and laws.
Our Board monitors our AI strategies, development and use. Our Chief Digital Information Officer provides regular reports on AI usage and our RAI program to the Board, with input from our Chief Strategy & Transformation Officer. The Audit Committee reviews privacy and data security matters, including matters relating to AI and our privacy program, risk management, and relevant legislative, regulatory, and technical matters. The complementary roles played by the Audit Committee and our Board help to ensure that the Board has oversight over all critical aspects of our development, governance, deployment and use of AI solutions.
Our risk-based management framework incorporates structured monitoring and oversight activities in alignment with our AI Governance Program, our RAI program, our AI Guiding Principles, and our enterprise policies and procedures. These activities operate within the broader context of our ERM program to help ensure that AI systems are designed, deployed and managed responsibly.
Oversight of these practices is guided by our Enterprise Data and AI Governance ("EDAIG") Council, which is accountable to our executive leadership team. The EDAIG Council meets quarterly and is comprised of approximately 20 management stakeholders from various departments who are responsible for the AI policies and procedures of the Company, as well as oversight of the AI Governance Program and RAI program. The EDAIG Council evaluates AI and data issues, reviews policies

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and procedures, and provides insight and guidance on AI-related risks. Our ERM program incorporates AI monitoring to ensure alignment with pre-defined risk appetites, and oversight activities address associated AI risks, such as cybersecurity, data privacy, legal and regulatory compliance, harmful bias, reputation and vendor utilization.
All of our AI solutions, whether internally developed or supplier provided, are governed by policies and procedures designed to ensure compliance with client obligations and regulations governing privacy and data use in our industry.  Our suppliers are contractually obligated to comply with our policies and procedures, including our AI requirements. These expectations are reinforced through our Supplier Code of Conduct, which requires suppliers to uphold ethical, legal and responsible technology practices.
Elevance Health also maintains an Ethics and Compliance Hotline - available 24/7 - to allow our associates, suppliers, members and other stakeholders to report concerns related to AI, data use, or any potentially unethical operations. The hotline and reporting mechanisms are detailed in the Elevance Health Code of Conduct and serve as important safeguards for responsible AI and corporate integrity.
This coordinated approach to governance and oversight collectively works to ensure that our AI solutions are developed and deployed responsibly and ethically, operate in compliance with applicable law and industry standards and uphold our commitment to our members, customers and other stakeholders.
Oversight of Executive Officer Talent Strategy and Succession Planning
Our talent serves as a competitive differentiator that powers our purpose of improving the health of humanity and “Investing in Our Talent” is a key component of our strategic framework. Annually, we conduct a comprehensive talent review and succession planning process to identify and develop top talent, which involves a detailed assessment of skills, performance and growth potential, calibrated sequentially by leadership level. The Board oversees our executive officer talent strategy and succession planning, including leadership development programs, annual individual executive officer assessments and executive officer succession plans, addressing both emergency and long-term succession, including for the CEO. The Compensation and Talent Committee conducts an annual performance evaluation of each executive officer, taking into consideration input from all directors.
Corporate Impact
Our purpose is to improve the health of humanity. Our focus on community health and environmental sustainability is demonstrated by our ability to make a positive difference in the health and well-being of our consumers, the communities we serve, our associates and the environment around us. We believe our corporate practices promote the long-term interests of our shareholders and strengthen Board and management accountability.
The Board oversees, as part of its broader governance and risk oversight duties, our corporate responsibility and sustainability practices through its oversight of our business strategy and annual strategic priorities. Our Governance Committee is responsible for establishing our corporate governance practices, as well as monitoring our corporate social responsibility and environmental sustainability initiatives and performance, including climate-related matters. Our Compensation and Talent Committee is responsible for overseeing our compensation policies, practices and plans, as well as talent management, including retention and inclusion.

Our Consumers	Our Communities	Our Associates	Our Environment

Focus on care that delivers better health outcomes	Focus on closing healthcare gaps in the diverse communities we serve	Foster an inclusive and trusting environment where all associates have the opportunity to succeed	Focus on the future well-being of the world around us

Annual Impact Report
Our annual Impact Report provides information on the positive impact we make on our consumers, communities, associates and the environment. This report is prepared in accordance with the Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-Related Financial Disclosures ("TCFD") frameworks and is available at https://ir.elevancehealth.com/annual-reports/.

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Our Consumers
We are focused on whole person care and are committed to creating a simpler, more accessible, more affordable and more equitable healthcare experience for our consumers. We advance innovative solutions that improve the everyday lives of our diverse consumer population.

We engage in VBAs with our care providers to improve healthcare quality; in 2025, VBA providers delivered comprehensive diabetes care at rates 16% higher than their non-VBA counterparts.	We lead the industry in NCQA Community-Focused Care Accreditations for 22 of our Medicaid plans, representing over 90% of our Medicaid members.	Sydney Health, our digital engagement platform, experienced a 7% increase in year-over-year engagement and has nearly 20 million registered users.

Improve Quality and Affordability of Healthcare
We continue to partner with healthcare providers to improve the quality and affordability of healthcare through value-based arrangements (“VBAs”) that reward high-quality, coordinated care, improved health outcomes, and a better patient experience, while also promoting long-term affordability and sustainability. In 2025, over 60% of our healthcare spend was tied to VBAs. These arrangements create financial incentives for providers to deliver high-quality, cost-effective care, aligning their financial outcomes with the health outcomes of our members.
VBAs continue to deliver measurable improvements in quality of care. Data demonstrates that meaningful incentives supported by robust clinical and operational support drive superior outcomes for our members. Providers participating in our VBAs consistently outperformed their non-value-based peers in 2025. For example, providers in our Medicare Advantage VBAs delivered comprehensive diabetes care at rates 16% higher, and controlled blood pressure 12% more consistently, than their non-VBA counterparts.
We also remain deeply committed to improving the experience of care providers by reducing friction and making it easier to deliver care. In 2025 across our affiliated plans, the majority of prior authorization requests that came through our portals were approved in real time, and most were approved in less than 72 hours. Additionally, we have removed 400+ medical codes from our prior authorizations lists.
Through HealthOS, our interoperability platform that connects providers, payers and members, we are connecting digitally with providers to automate sharing of clinical information and reduce administrative burden. In a pilot with three providers focused on lack of information ("LOI") denials, those using HealthOS saw LOI denials drop to nearly zero, and peer-to-peer reviews were virtually eliminated. Today, we have over 91,000 providers connected to HealthOS, including over 90% of our Medicare Advantage providers, and that footprint continues to grow. For these providers, our HealthOS platform and related digital tools are easing administrative burden and improving decision speed. For example, documentation requests have declined by more than 60% in certain markets, appeals are down by over 80%, and turnaround times for determinations have improved significantly—helping clinicians spend more time on patient care and less time on paperwork.
By working collaboratively with care providers and aligning incentives with outcomes, Elevance Health and our care provider partners are accelerating the transition to a healthcare system that delivers better outcomes, lowers costs, and improves the overall experience for our members.
Improve Population Health
•Health Outcomes Accreditation: We are currently leading the industry in National Committee for Quality Assurance (“NCQA”) Community-Focused Care Accreditation, which recognize our values and ongoing efforts to cultivate high-impact community based partnerships to support the social needs of our members. At the end of 2025, 22 of our Medicaid plans, serving over 90% of our Medicaid members, had earned the Community-Focused Care and Health Outcomes Accreditation. In addition, as of March 1, 2025, 21 of our Medicare plans, serving nearly 70% of our Medicare members, had earned NCQA Health Outcomes Accreditation. This program provides a structured, outcomes-based framework for identifying and reducing disparities in healthcare quality and health outcomes across demographic and socially at-risk populations. Accreditation recognizes an organization’s ability to stratify performance data, identify meaningful gaps between population groups, and implement accountable strategies to improve outcomes. NCQA is a private, nonprofit organization dedicated to improving healthcare quality. More information is available at ncqa.org.

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•Social Care: Through our Community Connected Care (“CCC”) social impact program, we address social needs of our members, with the goal of removing social needs as a barrier to improving health outcomes. CCC is a data-driven program we developed that works strategically with community-based organizations to screen for and address social needs, including access to transportation, nutritious food, and housing, engaging the member until barriers are resolved. Through this program, we build strong community connections that support whole health.
•Food as Medicine: We are driven to advance our food as medicine programs to support prevention, management, and treatment of disease and to impact food and nutrition insecurity, with over 90 programs actively engaging members in all lines of business. In addition, we have partnered with the National Association of Community Health Centers to integrate nutrition services directly into primary care at community health centers, which serve nearly 52 million patients nationwide, including 1 in 3 people living in rural America.
Improve Accessibility
Sydney Health, our digital engagement platform for health plan members, had approximately 20 million registered users in 2025, and nearly 50% of registered users engaged with Sydney Health in the fourth quarter of 2025. Sydney Health gives members access to virtual care services (including for primary care, urgent care, dermatology services and complex care management services), personalized health and wellness resources and benefit details—all in one place. The Personalized Match feature within Sydney Health now helps 1 in 5 members find the right provider faster based on over 500 personalized data points.

Our Communities
We are committed to improving lives and strengthening communities. Elevance Health and our associates have deep roots in the communities where we live and work, and our local ties are a key component of our whole health approach. We work closely with community organizations that create support networks. Using our extensive data, we also identify the resources needed to support local residents, including the people we serve, to ensure those resources can better meet local needs. The Elevance Health Foundation (our “Foundation”) assists in carrying out several of these initiatives.

Our Foundation announced a $150 million, five-year commitment in 2025 to strengthen our efforts to create healthier communities through: Grantmaking, Impact Investing, Associate Community Engagement Programs and Community Action Leadership initiatives.
Over 304,000 volunteer hours (8.6% increase over 2024) and $8 million donated through our Associate Engagement Programs in 2025.	Whole Health Index, our proprietary dynamic modeling tool, emphasizes population health by targeting and tracking improvements in community health.

Grantmaking
Our Foundation supports the programs of community-based nonprofit organizations across the country that are improving lives and communities. Over the next five years, the Foundation will focus grantmaking efforts on partnerships and programs that can demonstrate measurable and positive change in:
•Maternal-Infant Health: To ensure the most positive outcomes, our Foundation is expanding its focus to include the entire pregnancy journey, supporting women’s physical, behavioral and social needs – from preconception health and family planning to supporting mothers and infants up to 12 months postpartum. As one indicator of program success, our Maternal health grant program participants are currently reporting a preterm birth rate 15.7% lower than the national average.
•Food as Medicine: We fund programs that improve clinical health outcomes for individuals with diet-related conditions and increase access to nutritious foods for populations experiencing food/nutrition insecurity. Through these programs, 55.4% of our eligible grant program participants have maintained or lowered their A1C level; 46.5% maintained or lowered their blood pressure; and 79.6% reduced their hospital or ER admissions.
•Behavioral Health: Our Foundation has expanded its focus to address both substance use and mental health disorders. Our enhanced approach aims to increase the number of individuals receiving treatment for mental health disorders and/or substance use disorders, supports prevention and early intervention strategies, and seeks to reduce loneliness among individuals with these disorders. Our current grant programs are supporting 1.3 million individuals across the country.

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Impact Investing
Our Impact Investing initiative is advancing whole health by extending our Foundation’s ability to create positive social change beyond our existing grant portfolio. In mid-2024 we launched this new program with a $10 million commitment. With our first five investments approved in 2025, nearly $1 million has been invested in community-based and mission-driven organizations that tackle unmet health-related social needs across California, Texas, and Georgia. 100% of this portfolio is focused on community health and supports businesses owned by women or people of color.
Associate Community Engagement Programs
Our associates contribute their time, energy and resources to the communities where they live and work. Our Foundation supports these efforts through a range of volunteer and giving programs. In 2025, our associates logged 304,000 volunteer hours (an 8.6% increase over 2024) and donated $8 million through our Associate Community Engagement Programs. This included raising $1.79 million on Giving Tuesday alone and distributing over one million meals through our annual season of service.
Community Action Leadership
In 2025, our Foundation launched a new initiative, Community Action Leadership, which brings together external thought leaders from across a range of disciplines. Through their collective expertise, we will address large-scale community health needs and incentivize action for change. Our inaugural challenge will focus on the topic of patient safety. Through our Patient Safety Prize, we are seeking pioneering community-informed solutions from a diverse group of candidates -- including nonprofit organizations, healthcare institutions, technology companies, and patient-advocacy groups. A total prize pool of $5 million will be distributed to recipients who offer actionable, impactful innovations toward advancing patient safety.
Improve Population Health
Our proprietary dynamic modeling tool, the Whole Health Index (“WHI”), measures member health holistically with a single score that takes community, social, behavioral and physical drivers into account. We have calculated WHI scores for more than 32 million members across all business lines. This data informs our efforts to improve the health of our communities, with an emphasis on improving health for all. The WHI is a powerful tool to track health systematically over time and compare statistics for population segments based on age, rural/urban status, sex, race/ethnicity and more. The WHI enables us to see where larger scale investments and solutions are most needed and to work with community-based partners to coordinate engagement, outreach and support.
Affordable Housing Investments
As part of our focus to address unmet social needs, in 2025 we committed approximately $121 million to affordable housing projects, which will lead to the construction of more than 560 affordable housing units. Since 2006, we have committed nearly $1 billion to affordable housing projects.

Our Associates
We are committed to fostering an inclusive and trusting environment where all associates have the opportunity to succeed. We believe the highest level of performance is achieved when strategy and culture are aligned. Therefore, shaping culture is a foundational element of our long-term strategy.

Over 85% of associates have taken advantage of our new Enterprise Skills Academy development platform, driving both future-ready and core skills.	For the sixth year in a row, we earned the Great Place to Work certification in 2025.	We are a fair pay workplace. Among our U.S. associates, pay for both women and people of color is more than 99 cents for every dollar earned by men and white associates, respectively.

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Great Place to Work
We were first certified as a Great Place to Work at the end of 2020, based on feedback and input from a representative sampling of our associates about their work experiences at Elevance Health. In 2025, for the sixth year in a row, we earned the Great Place to Work certification. Building on that momentum, we were also recognized by Newsweek as one of America's Greatest Workplaces 2025 and as a Fortune 100 "Best Companies to Work For", ranking second in the large company category for Best Workplaces in Healthcare in 2025. We also were recognized in the 2025 PEOPLE "Companies that Care" list and the Points of Light's Civic 50, each a reflection of culture and corporate citizenship.
Culture and Inclusion
We are dedicated to attracting, developing, maintaining and supporting an inclusive workforce that fosters a sense of belonging for individuals with a wide range of backgrounds, life experiences and cultures. We believe that these varied experiences enhance our connection with our members, enabling us to serve our members and communities more effectively and driving business impact. Our initiatives in this area are led by our Chief Human Resources Officer, and our workforce embodies a multitude of dimensions, including skills, experiences, age, tenure, gender, race, ethnicity, physical abilities and geographic location.
To drive more timely, action-oriented feedback, we have transitioned our annual associate engagement survey to shorter surveys held throughout the year (each, an "Associate Voice Survey"). This change provides our associates with the opportunity to share real-time opinions and experiences with respect to their roles, their teams and the Company, in addition to our traditional online feedback tools. Through a structured process, our management team, subject matter experts and people leaders review, monitor and identify actions to respond to associate feedback and to identify opportunities to adjust our policies, benefits and approaches to improve our associates’ experiences. Our most recent Associate Voice Survey demonstrated that nearly 9 out of 10 respondents strongly believe that their work contributes to positive, meaningful outcomes for our stakeholders and understand the importance of our whole health approach to serve our communities.
Pay Equity
We are committed to maintaining a fair and equitable pay workplace grounded in our pay-for-performance philosophy. We benchmark compensation by role, have eliminated inquiries into applicants’ prior pay, and regularly monitor the pay of our workforce for potential disparities. Each year, we conduct a comprehensive pay equity analysis to ensure associates performing similar work in similar capacities are compensated fairly and equitably. In 2025, we completed a rigorous gender and race pay equity review of our U.S. associates using an industry-leading third-party platform. After accounting for neutral, job-related factors, the analysis found that female associates earn more than 99 cents for every dollar earned by similarly situated male associates, and ethnic minority associates earn more than 99 cents for every dollar earned by similarly situated white associates. We remain committed to preventing unexplained pay gaps and will continue to monitor our practices and proactively remediate any disparities annually to ensure equitable pay for all associates.
Development and Engagement
In 2025, we invested a significant amount in human capital development, averaging approximately 26 hours of training and development per associate. From an associate development perspective, we reimagined our associate development approach by creating a new platform for structured learning called the "Enterprise Skills Academy," which is tailored to specific skills and career goals. In addition to building future-ready digital skills, the new courses offer a robust catalog of development opportunities targeted to essential core skills, including a focus on the responsible adoption and use of AI and other technologies. This has resulted in over 85% of associates engaging in meaningful development in 2025. As part of our focus on providing more opportunities for associates, we have launched a program to provide associates with fully funded associate or bachelor's degrees. In addition, our collaboration with OpenAI will give more associates the opportunity to earn formal certifications in AI fluency, ranging from foundational skills like prompt engineering to advanced AI-enabled work.
We have also refined our business resource group strategy to drive more impact with our enterprise priorities. This year, over 20% of our U.S. workforce participated in our nine business resource groups, which provide associates meaningful opportunities to connect, collaborate and grow. These voluntary, associate-led communities, which are open to all of our associates, help foster an environment of inclusivity, respect and collaboration.
Our sustained commitment to these values has garnered external recognition that highlights our accomplishments in such areas as employment of veterans and people with disabilities and inclusive environments for all associates.

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Our Environment
As part of our whole health approach, we recognize the impact the environment has on critical physical, behavioral and social drivers of health. We are committed to supporting healthcare decarbonization efforts, better understanding the impacts of environmental exposures on health and healthcare costs and building resilient communities.

Continued to source 100% renewable electricity for our operations.	Engaged with suppliers on establishing science-based GHG reduction goals to meet our SBTi-approved target.	We were recognized by Newsweek in 2025 as one of the “World’s Greenest Companies”, a distinction for top-performing companies in environmental sustainability.
We were proud to be recognized as one of the World’s Greenest Companies by Newsweek in 2025, based on its published methodology and criteria. In addition, we were recognized on TIME's World's Best Companies in Sustainable Growth 2026 list, ranking in the top 20 out of over 100 companies in the United States.
Healthcare Decarbonization
An essential component of our long-term sustainability strategy is getting to net zero greenhouse gas emissions, which means reducing carbon dioxide and other greenhouse gases from our direct operations and value chain to as close to zero as possible. Our near-term target is aligned with a 1.5°C pathway and was approved by the SBTi ("Science Based Targets Initiative") in 2024. This SBTi target includes our commitments to do the following: reducing absolute scope 1 greenhouse gas ("GHG") emissions by 46.2% by 2030 (from a 2019 base year), continuing active annual sourcing of 100% renewable electricity through 2030 and having 75% of our suppliers by spend establish their own science-based GHG reduction targets by 2028.
In 2025, we continued to source 100% renewable electricity for our operations and sponsored the National Academy of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector.
Better Understand Environmental Exposure Impacts on Health and Healthcare Costs
We are conducting studies assessing environmental exposure impacts on health and healthcare costs. For example, we are studying the impacts of extreme heat and wildfire smoke, leveraging national datasets on temperature and wildfire smoke to estimate the relationship between changes in a member’s environment and their cost of care and utilization. Our research will provide insight into the true costs of environmental exposures on human health and the healthcare system while also analyzing for any disparate effects in micro-populations. In 2025, we published research on heat and chronic kidney disease (CKD) healthcare utilization in the Clinical Journal of the American Society of Nephrology.
Building Resilient Communities
Elevance Health and our more than 97,000 associates have deep roots in the communities where we live and work, and during times of disaster, we all come together to support our colleagues, members and communities. For example, in 2025, through our affiliated California health plan and our Foundation, we announced $10 million in new grants to aid response efforts for the Southern California wildfires. This funding provided resources such as food, shelter and medical care, and will continue to address long-term recovery efforts like mental health services, economic assistance, infrastructure repair and rebuilding efforts. Additionally, associates rolled up their sleeves to sponsor emergency relief drives that provided food, furniture and resources to communities in need.
Code of Conduct
We have adopted a Code of Conduct (the “Code”) for our directors, executive officers and other associates. The purpose of the Code is to focus on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and integrity. By understanding and following the Code, our associates help safeguard our integrity and reputation as an ethical, caring company. The Code is posted on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Everyone is required to act in accordance with the requirements of the Code. Waivers of the Code for any director, our Chair, our President and CEO, our CFO and our other executive officers may only be made by the Board or by a Board committee composed of independent directors. Any such waiver and any amendment to the Code will be posted on our website at https://ir.elevancehealth.com/corporate-governance/. During 2025, there were no waivers of the Code for any of our directors, our Chair, our President and CEO, our CFO or any of our other executive officers.

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Shareholder Engagement
Building positive relationships with our shareholders is critical to our long-term success. For this reason, we regularly engage with our shareholders, listening to their concerns and responding to their feedback. As described below, we engaged with our largest shareholders, representing a majority of our outstanding shares of common stock in the aggregate, through our robust outreach and engagement program in 2025. Engagement topics and key feedback themes are shared with the Board and considered as part of ongoing governance oversight. We value our relationship with our shareholders and believe that we strengthen our ability to lead the Company by constructively discussing our business and strategy.

Spring	Summer

•Publish annual Proxy Statement
•Active outreach with our largest shareholders to discuss important items to be considered at our Annual Meeting of Shareholders
•Shareholder feedback is shared with the Board and Board committees
•Hold our Annual Meeting of Shareholders
•Review voting results of our most recent Annual Meeting of Shareholders •Evaluate proxy season trends, corporate governance leading practices and peer company practices

Winter	Fall

•The Board uses feedback from our engagement meetings in its review of governance and compensation practices for the coming year
•Begin drafting the Proxy Statement and consider disclosure improvements based on engagement feedback

•Active outreach with our largest shareholders to discuss corporate governance, executive compensation, strategy, environmental and social matters and other items of interest
•Shareholder feedback is shared with the Board and Board committees

Year-Round
•Regular meetings and calls with shareholders to discuss our strategic plan, consolidated business results and capital structure and other topics of interest to shareholders	•Quarterly earnings calls •Numerous investor conferences •Biennial investor day

We were pleased that our shareholders overwhelmingly approved the non-binding advisory vote on our executive compensation in 2025, with approximately 92% of votes cast voted in favor of the proposal. Nevertheless, we continue to examine our executive compensation program to ensure alignment between the interests of our executive officers and our shareholders.
Communications with the Board
Anyone wishing to communicate with the Board may do so:
•by email to boardofdirectors@elevancehealth.com; or
•by letter addressed to our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204.
If your message is directed towards non-management directors or a specific director, please address it to the attention of the Chair of the Board at either of the above addresses. Our independent directors have established an approved process for handling communications. Depending on the content and context of your message, it will be distributed to the entire Board or to specific directors. Communications that are unrelated to the duties and responsibilities of the Board such as mass mailings, medical claims inquiries, job inquiries, surveys, business solicitations or advertisements are not distributed. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable is excluded, but any such unsuitable communication is made available to any director upon request.

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Board Structure
Board Leadership Structure
Ramiro G. Peru currently serves as the independent Chair of the Board and has held that position since May 2025. The Board has the flexibility to establish a leadership structure that works best for the Company at a particular time. The Board reviews its leadership structure periodically to evaluate and make a determination regarding whether or not the roles of Chair of the Board and the CEO should be filled by the same person or by different persons based upon the current circumstances, taking into consideration, among other factors: the Board’s current composition; its director succession plan including upcoming director retirements and refreshment objectives, policies, practices and mechanisms to promote independent Board oversight of management; the specific needs of our business; the views of our shareholders; and trends in corporate governance relative to board leadership structure.
Our Board of Directors believes having independent Board leadership is an important component of our governance structure. Currently, the positions of Chair of the Board and CEO are held by two different people. When the positions of Chair and CEO are filled by the same person or when the Chair is not an independent director, our Corporate Governance Guidelines require that our independent directors elect a Lead Director annually, with responsibilities to aid in the independent oversight of management. There is currently no Lead Director because we have an independent Chair. The Board also recognizes the important leadership roles played by the Chair of each of the committees of the Board.
When the Chair of the Board is an independent director, the independent Chair has the following duties and responsibilities:
•presides at meetings of the Board (including executive sessions) and shareholders;
•serves as the liaison between the CEO and the independent directors;
•approves meeting agendas, schedules and materials for the Board;
•has the authority to call meetings of the Board and of independent directors; and
•is available upon request for consultation and direct communication with major shareholders.
Director Independence
Our Board has adopted standards to assist it in making determinations of independence and determining whether or not a director or director nominee has a material relationship with us. These standards are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/. Our Board has determined that all of our directors and director nominees, other than Ms. Boudreaux, meet these standards, have no material relationship with the Company and are “independent” as defined by the New York Stock Exchange (“NYSE”) listing standards and the rules of the SEC.
Board Meetings, Executive Sessions and Attendance
During 2025, the Board held seven meetings. The independent directors generally meet in an executive session at both the beginning and end of each regularly scheduled Board meeting, with the Chair of the Board presiding over the sessions. Our Board committees also conduct executive sessions that are presided over by the Chair of the respective committees. Each director attended at least 75% of the meetings of the Board and of each committee on which they served during their tenure as a director or committee member in 2025.
Our policy is that Board members are expected to attend each Annual Meeting of Shareholders. All directors elected to the Board as of the date of the 2025 Annual Meeting of Shareholders attended the 2025 Annual Meeting of Shareholders.

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Standing Committees of the Board
There are four standing committees of the Board. From time to time, the Board, in its discretion, may form other committees. The following table provides membership information for each of the Board standing committees as of March 27, 2026, including each independent Chair.

Directors	Audit Committee	Compensation and Talent Committee	Governance Committee	Finance Committee
Gail K. Boudreaux
R. Kerry Clark
Steven H. Collis
Susan D. DeVore				Chair
Robert L. Dixon, Jr.
Lewis Hay, III
Bahija Jallal			Chair
Antonio F. Neri		Chair
Ramiro G. Peru(1)
Ryan M. Schneider	Chair
Amy W. Schulman
Deanna D. Strable
(1)Independent Chair of the Board
Set forth below are the primary responsibilities of each of the standing committees as described more fully in their charters, which are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Audit Committee
Principal Responsibilities:
•The Audit Committee represents and assists the Board in its oversight of our accounting, financial reporting and internal control over financial reporting.
•In its oversight of our financial statements and the independent audit thereof, the Audit Committee is responsible for the selection, evaluation and, where deemed appropriate, replacement of the independent registered public accounting firm (“Independent Auditor”), the evaluation of the independence of the Independent Auditor, and the selection of the Independent Auditor's lead engagement partner.
•The Audit Committee is responsible for assisting the Board in overseeing the processes by which we identify, assess, monitor and manage our exposure to major risks, including risks associated with our financials, strategies, information technology, security, compliance, privacy, ethics, AI, reputation and other operational risks.
•The Audit Committee is responsible for the oversight of our ethics and compliance program and Code of Conduct. The Chief Compliance Officer facilitates our compliance program and reports independently to the Audit Committee. The Audit Committee regularly receives a detailed report from the Chief Compliance Officer regarding our compliance program activities.
See “Audit Committee Matters — Audit Committee Report” and “Corporate Governance — Board’s Role and Responsibilities — Board Role in Risk Oversight.”
The Audit Committee met separately at several meetings during 2025 with executive management (including the CFO), the Chief Accounting Officer, the Chief Internal Audit Executive, the Chief Risk Officer, the Chief Compliance Officer and the Independent Auditor.
The Board has determined that each of the members of the Audit Committee is “independent” as defined by the rules of the SEC and the NYSE listing standards. The Board has determined that each of the Audit Committee members is an “audit committee financial expert” as defined by the SEC’s rules.

Meetings in 2025: 8 Members: Ryan M. Schneider (Chair) R. Kerry Clark Steven H. Collis Lewis Hay, III Amy W. Schulman Deanna D. Strable

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Compensation and Talent Committee
Principal Responsibilities:
•The Compensation and Talent Committee assists the Board in discharging its responsibilities relating to compensation and benefits provided to our executive officers (which are determined by the Compensation and Talent Committee in its sole discretion), including overseeing an assessment of the risks related to our compensation policies and practices. See “Corporate Governance — The Board’s Role and Responsibilities — Board Role in Risk Oversight — Assessment of Compensation-Related Risks.”
•The Compensation and Talent Committee sets the compensation level of our CEO and other executive officers based on an evaluation of the executive’s performance in light of our goals and objectives.
•The Compensation and Talent Committee may take into consideration when setting the compensation levels of the executive officers (other than the CEO) any recommendations of the CEO with respect to the other executive officers.
•In addition, the Compensation and Talent Committee has engaged Willis Towers Watson US LLC (“WTW”), an outside compensation consultant, to assist in the evaluation of CEO and executive officer compensation, as authorized under its charter. Reporting directly to the Compensation and Talent Committee, WTW participates regularly in Compensation and Talent Committee meetings, reviews the Company's executive compensation strategy and programs to ensure appropriateness and market-competitiveness and advises on compensation trends and best practices. The Compensation and Talent Committee assessed the independence of WTW pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent WTW from independently advising the Compensation and Talent Committee.
•The Compensation and Talent Committee monitors our programs and practices related to workforce inclusion.
Compensation Committee Interlocks and Insider Participation:
All members of the Compensation and Talent Committee are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent” within the meaning of the NYSE listing standards. None of the Compensation and Talent Committee members is or has been an officer or employee of the Company or, during 2025, was involved in a related person transaction requiring disclosure under Item 404 of Regulation S-K. During 2025, none of our executive officers served as a member of the board of directors or compensation committee of any other company that had an executive officer serving on our Board or our Compensation and Talent Committee.

Meetings in 2025: 4 Members: Antonio F. Neri (Chair) Susan D. DeVore Robert L. Dixon, Jr. Bahija Jallal Ramiro G. Peru

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Governance Committee
Principal Responsibilities:
•The Governance Committee assists the Board in discharging its responsibilities relating to Board composition and evaluations, non-employee director compensation and corporate governance by identifying and recommending individuals for nomination as members of the Board, recommending to the Board the overall non-employee director compensation policy and developing and recommending to the Board a set of corporate governance guidelines.
•The Governance Committee also is responsible for reviewing, at least annually, our political strategy, contributions and activities, including our Political Contributions & Related Activity Report, and overseeing compliance with our policies and procedures regarding political contributions and activities.
•In addition, the Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives (including climate-related matters) as set forth in our annual Impact Report, which is prepared in accordance with the SASB framework.
•The Governance Committee has directly engaged Compensation Advisory Partners LLC (“CAP”), an outside compensation consultant, to assist in the evaluation of director compensation, as authorized under its charter. CAP reports directly to the Governance Committee. During 2025, CAP advised the Governance Committee with respect to director compensation trends and leading practices, plan design and the reasonableness of director compensation. CAP does not provide any other services to the Company. The Governance Committee assessed the independence of CAP pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent CAP from independently advising the Governance Committee.
The Board has determined that each of the members of the Governance Committee is “independent” as defined by the NYSE listing standards.

Meetings in 2025: 4 Members: Bahija Jallal (Chair) Antonio F. Neri Ramiro G. Peru Ryan M. Schneider Deanna D. Strable

Finance Committee
Principal Responsibilities:
•The Finance Committee assists the Board in fulfilling its responsibilities related to our capital structure, financial policies, financing strategies and financial condition.
•The Finance Committee is responsible for approving our annual capital plan and reviewing the issuance and retirement of debt and other securities and our credit facilities, as well as reviewing investment and financial risk management strategies.
•The Finance Committee provides guidance to the Board on significant policies and matters of financial corporate governance, including our use of capital, dividend policy, share repurchase program and credit ratings.
•The Finance Committee reviews our external insurance risk management program and insurance coverage.
•The Finance Committee also reviews proposed material mergers, acquisitions and divestitures, approving certain of these transactions subject to Board delegation, and reviews the performance of completed material mergers, acquisitions and divestitures.
The Board has determined that each of the members of the Finance Committee is “independent” as defined by the NYSE listing standards.

Meetings in 2025: 7 Members: Susan D. DeVore (Chair) R. Kerry Clark Steven H. Collis Robert L. Dixon, Jr. Lewis Hay, III Amy W. Schulman

35

Corporate Governance
Board Practices, Processes and Policies
Corporate Governance Policies and Practices
Our corporate governance policies reflect our goal of adopting leading governance practices to promote a high level of performance from the Board and management. We believe our corporate governance practices promote the long-term interests of our shareholders and strengthen Board and management accountability.
Among the practices we adhere to are the following:

Board Independence	•Independent Chair of the Board •Eleven out of twelve directors are independent •Only independent directors serve on the Audit, Compensation and Talent, Governance and Finance Committees

Board Composition
•Balanced director tenure, with the average tenure being approximately 8.3 years
•Board composition is also diverse in age, geographic location, skills and experiences
•Five out of twelve directors are female
•Four out of twelve directors are racially or ethnically diverse

Shareholder Rights
•Proxy access for shareholder-nominated director nominees
•Majority voting for uncontested director elections, with directors who fail to receive a majority vote required to tender their resignation for consideration by the Board
•No supermajority voting requirements in our Articles of Incorporation
•Opted out of the Indiana Control Share Acquisition Statute
•Shareholders have the right to call a special meeting of shareholders
•Shareholders can amend our Bylaws, except for those provisions required by our licenses with the BCBSA
•Long-standing practice of shareholder engagement on governance, compensation and sustainability issues

Other Leading Governance Practices
•Annual Board, committee and individual director performance evaluations, including evaluations led by an external party
•Board oversees director refreshment and succession planning and executive officer succession planning, addressing both emergency and long-term succession
•Director nominees are not eligible for election if 73 years of age or older as of the March 1st immediately prior to the Annual Meeting of Shareholders at which his or her nomination will be submitted for shareholder approval; no exemptions or waivers are permitted for this eligibility requirement
•Directors may not serve on more than three other public company boards; any director who is a CEO of a public company (including our CEO) may not serve on more than one other public company board
•Rotation of lead partner of our Independent Auditor at least every five years
•The Board and its committees have the authority to engage consultants and advisors at our expense
•Executive sessions of independent directors are generally held at each regularly scheduled Board meeting
•Strong compensation governance practices as discussed in the Compensation Discussion & Analysis
•Board and committee oversight of risk, including risks relating to financial reporting, compensation practices, AI and cybersecurity
•The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation
•Several avenues for shareholders to communicate with the Board and management, including periodic investor days, earnings release conference calls and a dedicated email address for the Board

2026 Proxy Statement	36

Corporate Governance
Due to our existing contractual obligations with the BCBSA, we are required to maintain a classified board structure. Our Articles of Incorporation provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us.
Current versions of the following documents are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Governance Documents at ir.elevancehealth.com	•Articles of Incorporation •Bylaws •Corporate Governance Guidelines •Standards of Independence •Code of Conduct •Board Committee Charters •Political Contributions & Related Activity Report
We will continue to assess and refine our corporate governance practices and share them with you.
Director Evaluation Process
Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board. Each year our Board conducts a rigorous evaluation process, including an evaluation of the full Board, committee evaluations, director self-evaluations and peer evaluations. The evaluation process is multi-faceted and can be summarized as follows:

Solicitation
Board, committee and individual director performance evaluations:
•Board evaluation is facilitated by the Chair of the Governance Committee and an external party
•Individual director assessments are facilitated by an external party
•Committee evaluations are conducted for each of the committees upon which directors serve

Evaluation and Assessment
Directors provide feedback regarding the Board, committees and peers:
•Evaluation of Board membership
•Exploration of Board member behaviors as compared to those of effective boards
•Assessment of meetings, materials and Board deliberations
•Examinations of key functions, including those that maximize shareholder value

Board Review
•Summary of Board and committee evaluations, in addition to individual director feedback, provided to the Board
•Chairs of each of the committees lead a discussion of committee evaluation results
•External party communicates the results of the individual director assessments to the Board and to the individual directors

Incorporation of Feedback	•Follow-up items are addressed at subsequent Board or committee meetings •As appropriate, Board and committee action plans are prepared to address any issues
Director Orientation and Continuing Education
All new directors on our Board receive an orientation to the Company and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. Our new director orientation program is led by members of senior management, in consultation with the Chair of our Board, and covers a review of our business segments, strategic plans, financial statements and policies, risk management framework, regulatory matters, internal and external auditors, corporate governance and key policies and practices (including our Code of Conduct), as well as the roles and responsibilities of our directors.
Continuing education occurs at Board and committee meetings, with specific topics of interest covered by management or outside experts. Information on director education programs that might be of interest on developments in our industry, corporate governance, regulatory requirements, the economic environment and other matters relevant to their duties as a director of our Company are made available to directors. The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation.

37

Corporate Governance
Review and Approval of Transactions with Related Persons
Policy
The Board has adopted a written policy and procedures for the review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers, shareholders owning five percent or greater of our outstanding common stock or their immediate family members). The policy covers any transaction in which we are a participant that involves amounts exceeding $120,000 in any calendar year and in which a related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity), and provides that the Governance Committee shall prohibit any such transaction if it determines it to be inconsistent with the interests of the Company and our shareholders.
Related person transactions must be approved or ratified by the Governance Committee. In considering the transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the terms of the transaction are no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy includes several categories of standing pre-approved transactions, including, but not limited to, transactions involving competitive bids, certain banking-related services, certain transactions involving amounts not in excess of the greater of $1 million or 2% of the other company’s total annual gross revenues and ordinary course transactions under $750,000. The Governance Committee periodically reviews and assesses ongoing transactions to confirm that the transactions comply with the Governance Committee’s guidelines and remain appropriate.
Current Transactions
In the ordinary course of business, we may, from time to time, engage in transactions with other companies whose officers or directors are also our directors or are immediate family members of our directors. Transactions with such companies are conducted on an arm’s length basis, and in 2025, all of these transactions came within the pre-approval procedures of the Governance Committee consistent with the above policy, or the Governance Committee determined that the director did not have a material direct or indirect interest in the transaction.
Compensation of Non-Employee Directors
Process
The compensation of our non-employee directors is paid in the form of annual cash retainers for Board members and committee chairs, as well as annual stock awards. An annual cash retainer is also paid when the Chair of the Board is not an employee or there is a Lead Director. In addition, pro-rata stock awards are granted to non-employee directors who join the Board mid-year. Our 2025 compensation for non-employee directors was as follows:

Compensation Element	2025
Annual Retainer – Cash Portion	$125,000
Annual Retainer – Company Stock Portion	$225,000
Annual Committee Chair Retainers	$30,000
Annual Retainer for Non-Executive Chair of the Board	$260,000
Annual Retainer for Lead Director (if any; not applicable in 2025)	$50,000
In addition, we will pay the cost of an annual physical for each of our non-employee directors.
Ms. Boudreaux, as an employee director, does not receive any compensation for her service as a director. Ms. Boudreaux’s 2025 compensation is shown in the Summary Compensation Table. Ms. Schulman commenced serving as a director on January 12, 2026. Accordingly, she is not included in the below table.

2026 Proxy Statement	38

Corporate Governance
Directors’ Compensation Table
The compensation actually paid to our non-employee directors for service during 2025 was as follows:

Name	Fees Earned or Paid in Cash(2)		Stock Awards(3)	All Other Compensation(4)	Total
R. Kerry Clark	$136,178		$224,948	$10,000	$371,126
Steven H. Collis	$52,147		$175,508	$10,000	$237,655
Susan D. DeVore	$143,925		$224,948	$10,000	$378,874
Robert L. Dixon, Jr.	$125,052		$224,948	$18,621	$368,621
Lewis Hay, III	$125,052		$224,948	$10,000	$360,000
Bahija Jallal	$155,052	(4)	$224,948	$18,621	$398,621
Antonio F. Neri	$143,925		$224,948	$18,621	$387,495
Ramiro G. Peru	$299,750		$224,948	$28,621	$553,319
Ryan M. Schneider	$155,052	(4)	$224,948	$18,621	$398,621
Deanna D. Strable	$125,052		$224,948	$10,000	$360,000
Elizabeth E. Tallett	$144,846	(4)	$—	$259,515	$404,361
(1)In addition to annual Board and committee retainer fees, amounts include $51.71 paid in cash to each non-employee director then serving or elected at the 2025 Annual Meeting, which represents cash payments in lieu of issuing fractional shares in connection with the annual grant of phantom shares of our common stock received on the date of our Annual Meeting. The amount in this column for Mr. Collis includes $177.19 paid to him in cash in lieu of issuing a fractional share in connection with his pro-rata annual stock grant upon joining the Board and for Ms. Tallett includes $2,057.96 paid to her in cash in lieu of issuing a fractional share in connection with her retirement from the Board.
(2)The amounts in this column reflect the grant date fair value of stock awards issued to each non-employee director during the year ended December 31, 2025, in accordance with Accounting Standards Codification Topic 718, “Compensation — Stock Compensation” (“ASC 718”). Each non-employee director then in office received 601 deferred shares of our common stock for the annual retainer grant of shares of our common stock on the date of our Annual Meeting (May 14, 2025), and Mr. Collis received 639 deferred shares of our common stock as his pro-rata annual stock grant received upon joining the Board (August 1, 2025). The deferred shares will be converted into common stock upon the lapse of the deferral period. See also “— Board Equity Compensation and Stock Ownership Guidelines.” The grant date fair value for the 2025 stock awards is calculated by multiplying the closing price of our common stock on the NYSE on the date of grant by the number of shares in the stock award. As of December 31, 2025, each non-employee director had the following number of deferred shares under our Board of Directors’ Deferred Compensation Plan (“Board Deferred Compensation Plan”) for all years of service as a director:

Director	Deferred Shares (as of 12/31/25)
R. Kerry Clark	9,640
Steven H. Collis	639
Susan D. DeVore	2,302
Robert L. Dixon, Jr.	2,379
Lewis Hay, III	11,507
Bahija Jallal	3,336
Antonio F. Neri	2,379
Ramiro G. Peru	2,379
Ryan M. Schneider	2,379
Deanna D. Strable	1,646
Elizabeth E. Tallett(a)	8,282
(a)The 8,282 deferred shares held by Ms. Tallett as of December 1, 2025 relate to equity awards earned prior to Ms. Tallett's May 2025 retirement and remain subject to deferred distribution elections.
No non-employee directors currently have any stock options outstanding. The deferred shares for each director are included in the “Security Ownership of Certain Beneficial Owners and Management — Stock Held by Directors, Nominees and Executive Officers” table on page 76.

39

Corporate Governance
(3)Includes: (i) matching charitable contributions made by our Foundation on behalf of Mses. DeVore, Strable and Tallett and Messrs. Clark, Collis, Hay and Peru (see “— Matching Gift Program”); (ii) dividend equivalents paid on directors’ deferred shares that vested in 2025 of $18,621 each to Messrs. Dixon, Neri, Peru and Schneider and Ms. Jallal; (iii) dividend equivalents of $80,468 paid to Ms. Tallett upon her retirement from the Board; and (iv) a deferred cash distribution of $169,047 paid to Ms. Tallett upon her retirement from the Board. This column does not include perquisites received by a director to the extent the amount of all such perquisites received by such director was less than $10,000.
(4)All of Ms. Jallal’s and Mr. Schneider's and 50% of Ms. Tallett’s 2025 cash compensation was deferred by each pursuant to the Board Deferred Compensation Plan, other than amounts paid in cash in lieu of a fractional share.
Elevance Health Board of Directors’ Deferred Compensation Plan
Cash fees paid to directors may be deferred under the Board Deferred Compensation Plan, which provides a method of deferring payment until a date selected by the director. Deferred cash fees accrue interest at a declared interest rate, which is determined on January 1 of each year and is the average of the 10-year U.S. Treasury Note monthly average rates for the 12-month period ending on September 30 of the previous year, plus 150 basis points, but not to exceed 120% of the applicable federal long-term rate, with compounding. Fees paid to non-employee directors in our common stock may also be deferred under the Board Deferred Compensation Plan for a period longer than the minimum deferral period discussed below, with the cash dividends accruing during the deferral period and paid in cash at the end of the deferral period. Fees paid in stock and deferred under the Board Deferred Compensation Plan are distributed in stock pursuant to their election under the plan.
Matching Gift Program
Directors are eligible to participate in our Foundation matching gift program. Under this program, our Foundation matches 100% of charitable donations to qualified entities up to a maximum of $10,000 per year for each director.
Board Equity Compensation and Stock Ownership Guidelines
For 2025, each non-employee director then in office received, subject to the deferral described below, an annual grant on the date of our Annual Meeting of Shareholders of the number of shares of our common stock equal to $225,000, with the amount of any fractional share paid in cash. In 2025, each non-employee director received 601 deferred shares based on the market price of $374.29 per share pursuant to this grant. In connection with his appointment as director, Mr. Collis received a pro-rata grant of 639 deferred shares based on the market price of $274.66 on August 1, 2025, the date of the grant. Each grant of common stock is deferred for a minimum of five years from the date of grant (or in the case of grants made after the Annual Meeting of Shareholders, five years from the date of the Annual Meeting of Shareholders that immediately precedes the date of grant). The shares of common stock, along with the cash dividends accrued thereon, will not be distributed until the earlier of the expiration of such deferral period or the date on which a director ceases to be a member of the Board.
In addition, each non-employee director has an obligation to own at least $625,000 of our common stock by no later than the fifth anniversary of the date such director became a member of the Board. For the purpose of this requirement, all shares directly owned and deferred shares are included in the calculation. Each of our non-employee directors owned sufficient shares to either meet, or be on track to meet, his or her ownership requirement as required under the guidelines, based on the average closing price of $362.23 during 2025.

2026 Proxy Statement	40

Corporate Governance
Executive Compensation

PROPOSAL 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are asking our shareholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement and in compliance with Section 14A of the Exchange Act.
Our executive compensation program is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contributions to our business, our consumers and our shareholders. Our Total Rewards program emphasizes performance-based compensation, and the majority of our CEO’s and other NEOs’ compensation is variable based on overall long-term Company performance. Our Total Rewards program contains financial and strategic goals, and the value of equity-based awards will depend on our long-term stock price performance. In considering your vote, we invite you to read the “Compensation Discussion & Analysis” beginning on page 42, along with the tables and narrative discussion that follow, for additional details about our executive compensation program and the fiscal year 2025 compensation of our NEOs.
This proposal gives our shareholders the opportunity to express their views on our NEOs’ compensation (“Say-on-Pay”). The Say-on-Pay vote is not intended to approve any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we recommend that our shareholders vote “for” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and the other related disclosures.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, our Compensation and Talent Committee or our Board. Our Board and our Compensation and Talent Committee value the opinions of our shareholders, and to the extent there is a significant vote against the NEOs’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and our Compensation and Talent Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote FOR Proposal 2, the advisory vote to approve the compensation of our Named Executive Officers.

41

Compensation Discussion & Analysis
This Compensation Discussion & Analysis (“CD&A”) describes our executive compensation program, our pay-for-performance compensation philosophy, the emphasis on creating long-term shareholder value and the methodology and governance process the Compensation and Talent Committee (the “Committee”) used to align compensation-related actions to Company performance in 2025.
The CD&A focuses on our CEO, our CFO, and our three other most highly compensated continuing executive officers for 2025 (our “NEOs”), who are:

Gail K. Boudreaux	Mark B. Kaye	Peter D. Haytaian	Felicia F. Norwood	C. Morgan Kendrick, Jr.

President and Chief Executive Officer (CEO)	Executive Vice President and Chief Financial Officer (CFO)	Executive Vice President and President of Carelon and CarelonRx	Executive Vice President and President of Government Health Benefits(1)	Executive Vice President and President of Commercial and Specialty Health Benefits

(1)    Effective February 26, 2026, Ms. Norwood's role expanded and her title changed to Executive Vice President and Chief Health Benefits Officer.
Executive Summary
Executive Compensation Philosophy and Program Objectives
The Committee oversees the compensation program for our executive officers, including our NEOs, and determines their compensation. Our executive compensation program, which we refer to as Total Rewards, is designed to:
•Attract, engage, motivate, retain and appropriately reward executives for their contributions to our business, our consumers, our associates and our shareholders.
•Closely align executive interests and rewards with the interests of our shareholders.
•Demonstrate the commitment of our Company and our Board to integrate the interests of our stakeholders (consumers, shareholders, providers and associates) with our practices and executive rewards.
•Drive the achievement of the Company’s purpose, values and strategy.
•Deliver compensation that is commensurate with Company and individual performance within the context of the external market.

Our Total Rewards program is intended to be generally consistent in design and in aggregate size with market and good corporate governance practices	We consider both external competitiveness and internal equity in the operation and administration of our program	These objectives are extended beyond the executive ranks to include all associates and are intended to promote the Company’s culture, as well as enhance teamwork and equitable treatment

A foundation of our strategy is to deliver on our commitments to those we serve as a lifetime, trusted health partner. It is important that pay for our most senior leaders reflects their performance in delivering on those commitments.

2026 Proxy Statement	42

Executive Compensation
To further these objectives, our Total Rewards program aligns to and emphasizes the long-term performance of the Company by focusing on our purpose, our strategy and our values:

Purpose Improving the Health of Humanity

Strategy Framework

Values

43

Executive Compensation
2025 Performance Highlights
In 2025, Elevance Health operated in a dynamic and challenging environment and took deliberate actions to drive operational efficiencies, address industry cost-of-care pressures and sustain expense discipline and margin stability. We also continued to invest for long-term growth, supported by disciplined execution in our Health Benefits business and meaningful progress scaling Carelon, our health services platform, which delivered approximately 33% operating revenue growth and approximately 17% growth in operating gain year-over-year. This performance was supported by the continued expansion of risk-based services for internal and external customers, contributions from acquisitions, and growth in CarelonRx. We also advanced quality performance, improving Payment Year 2027 Medicare Stars results to 59% of our Medicare Advantage members in 4+ Star plans as of January 1, 2026, up from 40% in the prior year. In addition, by streamlining prior authorization requirements, we continued to improve outcomes and the member experience. Guided by our purpose to improve the health of humanity, we remained focused on a disciplined whole health approach, addressing members’ physical, behavioral, and social needs.

Members	45.2 Million
Cash Dividends Paid	$6.84 per share (up 5% from 2024)
GAAP Shareholders' Net Income	$5.7 Billion
Adjusted Shareholders' Net Income(1)	$6.8 Billion
Capital Returned to Shareholders	$4.1 Billion

2023-2025 Relative Peer Performance(2)
Adjusted Shareholders' Earnings Per Diluted Share Growth(1)(3)	# 2 of 6
GAAP Shareholders' Net Income Growth(3)	# 1 of 6
Total Shareholder Return	# 3 of 6

Total Operating Revenue (in billions)	GAAP Shareholders' Earnings Per Diluted Share	Adjusted Shareholders' Earnings Per Diluted Share(1)	Membership (in millions)
(1)Please refer to the GAAP reconciliation table in Annex A for the reconciliation of these measures to GAAP.
(2)As compared to our Direct Industry Group referenced on page 47.
(3)Adjusted Shareholders Earnings Per Share Growth and GAAP Shareholders' Net Income Growth for companies in our Direct Industry Group are each calculated as a three-year compound annual growth rate using their reported 2022–2025 Adjusted Shareholders Earnings Per Share and GAAP Shareholders' Net Income as disclosed in their SEC filings; these companies may make different adjustments or calculate Adjusted Shareholders Earnings Per Share differently than we do.

2026 Proxy Statement	44

Executive Compensation
Compensation Governance Practices
The Committee maintains what it believes are leading practices for executive compensation, each of which reinforces the Company’s compensation philosophy and objectives. Below is a summary of these practices:

What We Do
Rigorous establishment and oversight of incentive measures, goals and pay/performance relationship

Align executive compensation with shareholder returns through a mix of variable and fixed compensation that is heavily weighted toward variable, long-term performance-based compensation, with caps on AIP and PSU payouts

Include a combination of financial, non-financial and operational goals in our AIP to provide a holistic picture of enterprise performance

Significant director and executive stock ownership requirements and holding restrictions

Clawback policy for executive officers’ incentive compensation, including for reputational harm

Double-trigger change-in-control provisions

No dividends paid on stock units until they vest

Limited executive perquisites

What We Do Not Do
No backdating, re-pricing, discounting, reloading or replacing of stock options or stock appreciation rights without shareholder approval

No change-in-control excise tax gross-ups

No short sales, hedging or pledging of our stock is permitted by any director or executive officer

No compensation plans which encourage excessive risk-taking

Shareholder Engagement and Recent Say-on-Pay Results
We have a longstanding practice of engaging with our shareholders on executive compensation matters. During 2025, our management engaged with our largest shareholders, representing a majority of our outstanding shares of common stock, and offered to and did discuss a broad range of topics, including executive compensation. The Committee considers comments and input provided by shareholders when determining the compensation of our NEOs.

At the 2025 Annual Meeting of Shareholders, approximately 92% of votes cast were voted in favor of the proposal on the advisory vote on the compensation of our NEOs, commonly referred to as the “Say-on-Pay” vote.

When determining how often to hold Say-on-Pay votes, the Board took into account the strong preference for an annual vote expressed by our shareholders at our 2023 Annual Meeting. Accordingly, the Board determined that we will continue to hold annual Say-on-Pay votes until the next say-on-pay frequency vote, which will be held at our 2029 Annual Meeting of Shareholders.
In addition, the Committee annually reviews reports from our independent compensation consultant regarding:
•market trends relating to the design and outcomes of our Total Rewards program;
•outcomes from recent Say-on-Pay voting results and proxy advisor policy changes; and
•other market factors impacting executive compensation, including regulatory changes.

45

Executive Compensation
Compensation Decision-Making Process

Compensation Decision-Making Process and Key Considerations

á â

A Unified Approach to Bring Together Both External and Internal Resources to Make Well-Informed Compensation Decisions

á â

The Role of the Committee	Shareholder Outreach and Say-on-Pay Votes	The Role of the Independent Compensation Consultant	Market Assessment and Peer Practices	Internal Comparisons and the Use of Tally Sheets	The Role of Management

The Role of the Committee
The Committee reviews and approves all elements of Total Rewards for our executive officers, including the NEOs, including base salary levels and merit increases, annual short-term and equity-based long-term incentive targets and plan design, performance measures and payouts, executive perquisites, stock ownership guidelines and other compensation-related governance policies. With respect to the CEO’s compensation, the Committee and the independent members of the Board evaluate the CEO’s performance against pre-established enterprise goals and her own personal goals, including leadership qualities. The Committee then determines the CEO’s pay. Compensation decisions for all NEOs are made as part of a unified process so that all components of pay are reviewed in concert with each other. This is intended to ensure that the Total Rewards package for the NEOs fits with our compensation philosophy and Company values and aligns with the interests of our shareholders.
Shareholder Outreach and Say-on-Pay Votes
As discussed on page 45, we regularly engage with our shareholders on a broad range of topics, including executive compensation. Additionally, the Committee reviews the results of our annual Say-on-Pay vote. Both provide valuable insight into the interests and views of our shareholders, which are key considerations in the design and governance of our pay programs.
The Role of the Independent Compensation Consultant
The Committee has retained WTW since 2021 as its independent compensation consultant to advise the Committee. At the Committee’s direction, WTW:
•Attends all regularly scheduled Committee meetings, including, when invited, executive sessions;
•Reviews the Company’s executive compensation strategy and programs to ensure appropriateness and market-competitiveness;
•Provides research, data analyses, pay benchmarking data for our comparator groups, survey information and design expertise in developing compensation programs and pay recommendations for executive officers;
•Regularly updates the Committee on market trends, changing practices and legislation pertaining to executive compensation and benefits;
•Facilitates and summarizes the CEO performance assessment conducted by the Board and provides information to facilitate compensation decisions for the CEO;
•Advises the Committee on the appropriate comparator groups for benchmarking compensation and benefits;
•Reviews the Company's compensation disclosure for the proxy statement, including pay versus performance; and
•Undertakes special projects at the request of the Committee or its chair.

2026 Proxy Statement	46

Executive Compensation
Fees paid to WTW for executive compensation consulting services in 2025 totaled $425,000. In addition, our management purchased compensation surveys from WTW that management used to evaluate executive and non-executive jobs and retained WTW for health and benefits consulting services for an aggregate cost of $50,000 in 2025. Also, our management has retained WTW and its subsidiaries to provide non-executive compensation consulting services consisting of insurance brokering and marketing services for many years, and in 2025 we paid WTW and/or its subsidiaries non-executive compensation consulting fees and commissions totaling $26,638,000. These fees were related to the growth in sales of our insurance products through brokers, which were earned when customers of WTW and/or its subsidiaries chose our insurance products.
The representatives of WTW who provide executive compensation consulting services to the Committee have no involvement in the planning or delivery to the Company of any of the services unrelated to executive compensation and their work is covered under WTW's Conflicts of Interest Policy. As reported by WTW to the Committee, the total payments from the Company to WTW and/or its subsidiaries in 2025 represented less than 1% of WTW’s parent company’s annual revenue. Prior to engaging WTW, the Committee assessed, and on an annual basis thereafter, the Committee has reviewed, WTW’s independence pursuant to applicable SEC and NYSE rules and concluded that no conflict of interest exists with respect to the work WTW performs for the Committee.
Market Assessment and Peer Practices
The Committee has designed our executive compensation program to target total compensation (salary, target AIP award and the grant date fair value of equity awards) at the median for comparable positions in our two comparator groups. The Committee believes that our NEOs' total compensation is generally aligned with executive compensation levels and prevailing practices within these comparator groups.
Each year, with the assistance of WTW, the Committee reviews and considers potential updates to the composition of these two comparator groups. The first group consists of our direct industry peers. Due to the limited number of direct industry peers, the Committee also uses a second comparator group, which includes publicly-held companies in the Fortune 50 (excluding Elevance Health) with a similar amount of revenue (the “General Industry Group”).
For 2025, the Committee approved the following comparator groups, which were consistent with 2024:
2025 Compensation Comparator Groups

Direct Industry Group
Chevron Corporation
Citigroup Inc.
Comcast Corporation
Costco Wholesale Corporation
CVS Health Corporation
Dell Technologies Inc.
Exxon Mobil Corporation
Federal Home Loan Mortgage Corporation
Federal National Mortgage Association
FedEx Corporation
Ford Motor Company
General Motors Company
Humana Inc.
Johnson & Johnson
JPMorgan Chase & Co.
Lowe’s Companies, Inc.
Marathon Petroleum Corporation
McKesson Corporation
Meta Platforms, Inc.

Microsoft Corporation
Morgan Stanley
PepsiCo, Inc.
Phillips 66
Target Corporation
Tesla, Inc.
The Cigna Group
The Goldman Sachs Group, Inc.
The Home Depot, Inc.
The Kroger Co.
The Procter & Gamble Company
The Walt Disney Company
United Parcel Service, Inc.
UnitedHealth Group Incorporated
Valero Energy Corporation
Verizon Communications Inc.
Walgreens Boots Alliance, Inc.[1]
Walmart Inc.
Wells Fargo & Company

Centene Corporation CVS Health Corporation Humana Inc. The Cigna Group UnitedHealth Group Incorporated

General Industry Group
Alphabet Inc. Amazon.com, Inc. Apple Inc. Archer-Daniels-Midland Company AT&T Inc. Bank of America Corporation Berkshire Hathaway Inc. Cardinal Health, Inc. Cencora, Inc. Centene Corporation

(1)As of August 2025, Walgreens Boots Alliance, Inc is no longer a publicly held company.
Based on information provided by WTW when the Committee approved the revised group in October 2024, the median revenue of the General Industry Group for the year ended December 31, 2023 was ($ in millions):

Measure	Median of General Industry Group	Elevance Health	Percentile Rank
Revenue for the year ended 12/31/2023	$139,041	$171,340	66%

47

Executive Compensation
For 2026 executive compensation planning, the Committee made no changes to the direct industry comparator group or to the criteria for the General Industry Group, which continues to reflect the publicly held Fortune 50 companies, excluding Elevance Health.
Comparisons and the Use of Tally Sheets
In determining compensation for 2025, the Committee evaluated prior year compensation to assess year-over-year pay changes in relation to performance, internal equity and market positioning.
As additional context, when making pay decisions in early 2025, the Committee also reviewed comprehensive tally sheets for each NEO, which provided an overview of the last five years of compensation actions, realized equity and outstanding equity holdings (vested and unvested). Although tally sheets provide background information for the Committee, the Committee did not base any specific awards for 2025, or any modifications to our compensation program, on them.
The Role of Management
Our CEO and our other executive officers, including the NEOs, do not set their own compensation nor are they present when the Committee sets their specific individual compensation. The CEO provides input to the Committee regarding the duties and responsibilities of her direct reports and the results of her evaluations of their annual performance. The CEO, in conjunction with our Chief Human Resources Officer, reviews recommendations with the Committee’s independent compensation consultant regarding the compensation of the CEO's executive officer direct reports and then provides these recommendations and rationale to the Committee. Management also recommends to the Committee enterprise-wide financial and non-financial performance goals for use in our annual and long-term incentive plans.
Elements of Total Rewards
The following chart shows the primary components of our Total Rewards program for our executives, including our NEOs. Additional details on each of these Total Rewards components can be found under the respective headings in this CD&A.

Primary Components	Strategic Purpose

Base Salary	•Fixed annual compensation designed to attract and retain key talent •Set with reference to scope of responsibility, experience, individual performance and the competitive market ä Page 49

Annual Incentive Plan
•Performance-based, and therefore variable, cash compensation designed to reward achievement of short-term business objectives
•Measures align to interests of shareholders to optimize profitability and include both financial and non-financial performance measures
•Awards may be adjusted, either up or down, to reflect individual performance
ä Page 50

Long-Term Incentive Plan Awards
•PSUs, which are performance-based and are earned over a three-year performance period
•Stock options that provide value with sustained stock price appreciation over the grant term
•Restricted stock units (“RSUs”) that time-vest and provide both retention and stock price appreciation incentives
ä Page 53

Broad-Based Benefits
•Participation in the same basic health and welfare benefits as other associates, although more highly paid associates, including NEOs, have a higher associate contribution (i.e., they pay more for their medical benefits than lower paid associates)
•Eligible for the same employer matching contribution rate provided to other associates under our broad-based Elevance Health 401(k) Plan (the “401(k) Plan”)
•Benefits are focused on promoting the health, well-being and financial security of all associates, including the NEOs
ä Page 55

Executive Benefits and Perquisites	•Limited perquisites and executive benefits that are market competitive •Designed to attract and retain key talent ä Page 55

2026 Proxy Statement	48

Executive Compensation
Primary Components of 2025 Target Compensation
The pay mix for our CEO and other NEOs during 2025 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the following charts, the mix of total target compensation granted in 2025 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation, with long-term incentive awards making up approximately 79% of 2025 total target compensation for our CEO and an average of 72% of 2025 total target compensation for our other NEOs.

CEO	Other NEOs
2025 Compensation Decisions
Base Salary
Base salary levels are set with reference to both comparator group market data and individual performance. Base salaries are reviewed annually by the Committee and may be adjusted as a result of updated comparator group market information and the CEO’s assessment of an executive’s role and performance contributions, including the executive’s demonstration of the Company’s core values.
Based on these considerations, the Committee did not increase the 2025 base salaries for Ms. Boudreaux, Mr. Haytaian or Ms. Norwood. Based on the positioning of Mr. Kaye and Mr. Kendrick against the comparator group market information and their performance, the Committee approved a 5.6% base salary increase for Mr. Kaye and a 5.9% base salary increase for Mr. Kendrick, effective March 2025.

Name	2024 Base Salary	2025 Base Salary	% of Increase
Gail Boudreaux	$1,600,000	$1,600,000	—%
Mark Kaye	$900,000	$950,000	5.6%
Peter Haytaian	$950,000	$950,000	—%
Felicia Norwood	$950,000	$950,000	—%
Morgan Kendrick	$850,000	$900,000	5.9%

49

Executive Compensation
Annual Incentive Plan
2025 Plan Design, Performance Measures and Setting NEO Target AIP Awards
Our AIP is designed to recognize and reward NEOs for performance and results when the Company meets or exceeds annual performance goals established by the Committee. The 2025 AIP supports our focus on enhancing financial and strategic performance to achieve our purpose of improving the health of humanity and our strategy to be a lifetime, trusted health partner.
•Our NEOs are provided with a shared set of goals designed to promote strong financial performance, as well as our achievement of other strategic measures.
•We continue to include Adjusted Shareholders' Net Income and Operating Revenue as our financial metrics to maintain a focus on our core operating results and top-line growth that is balanced against non-financial measures to ensure appropriate focus on our strategic goals.
•Additionally, how our growth compares to our peers is important. To ensure we focus on this, our AIP includes a modifier for relative performance that is applied based on our Adjusted Shareholders' Net Income growth and Total Revenue growth compared to our direct industry comparator group (collectively with us, our “Peer Modifier Group”).
•In 2025, the Committee replaced the non-financial performance measures that were used in 2024 with our Strategic Initiatives performance measure that measures key transformation initiatives focused on improving the consumer, provider and associate experiences. The Strategic Initiatives results may be modified based on the Committee's qualitative assessment of a set of secondary measures supporting the strategic initiatives that drive our purpose of improving the health of humanity, as described under "Determination of AIP Awards Enterprise Performance Dashboard" below.
•The Committee believes the AIP performance measures strengthen our focus on financial results while aligning with our business strategy.
•Finally, while the Company uses defined performance measures and weightings to determine an overall funding level for the Company’s AIP bonus pool, individual AIP awards are not purely formulaic. In determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s individual contribution toward reaching our pre-determined enterprise goals.
Annual Incentive Award Calculation
The annual incentive award is calculated as follows for all NEOs.

Base Salary (Eligible Earnings)	×	Target Incentive Percent	×	Enterprise Performance Dashboard Results as a % of Target	×	Relative Peer Modifier

+/–

Individual Performance Modifier

In the first quarter of each year, the Committee approves for each NEO an AIP target award expressed as a percentage of base salary actually paid during the year (eligible earnings). In setting the target award percentages for the NEOs, the Committee considers several factors, including comparator group market data, individual performance evaluations and internal equity. Target award percentages were unchanged in 2025, with Ms. Boudreaux's target award percentage remaining at 200% of her base salary and the other NEOs remaining at 120% of their respective base salaries.
The total potential payment under the AIP ranges from 0% to 200% of target. Each performance measure has specific quantifiable objectives aligned to a threshold payout of 30%, a target payout of 100% and a maximum payout of 200%.

2026 Proxy Statement	50

Executive Compensation
Determination of AIP Awards
Enterprise Performance Dashboard

Performance Measure	Weighting	Criteria and Strategic Importance
Adjusted Shareholders' Net Income
Our primary profitability metric with focus on Company financial performance
•Adjusted Shareholders' Net Income is used by management to evaluate our core operating results and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Adjusted Shareholders' Net Income incorporates certain non-operating revenue and expenses, including net income from investments, interest on debt, and state and federal taxes, while excluding the impact of share count, which the Committee believes provides a more accurate measure of Company earnings against which to measure our growth for incentive purposes
•Target based on sustained performance across our business compared to 2024

Operating Revenue
Our primary financial growth metric
•Operating Revenue is a key measure used by management to evaluate growth in each of our reporting segments and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Maintaining top-line revenue is a key component of our long-term growth plan
•Target based on 9.0% growth across our business from 2024 to 2025

Strategic Initiatives
Measures focused on how our strategic initiatives improve our consumer/member, provider and associate experiences
•Addresses progress we have made with respect to our business strategy by measuring improvements in our consumer, provider and associate experiences
•For 2025, this measure includes the following metrics:
•Consumer: Enhance our consumer experience and the depth of our relationship with our members by improving our consumer effort score — Target is a 1.5 percentage point improvement compared to 2024
•Provider: Simplify how we work with care providers to reduce administrative burden and allow greater focus on clinical impacts by improving our provider data quality score — Target is to exceed the care provider satisfaction score of 2 of our direct peers
•Associate: Improve associate productivity and experience by eliminating repetitive work measured by a Labor Efficiency Ratio and Transformation Sentiment Index — Target is a 0.3 percentage point improvement of the Labor Efficiency Ratio compared to 2024 and a 3.0 percentage point improvement of the Transformation Sentiment Index compared to a January 2025 baseline
•After determining the calculated result for the above metrics, the Committee completes a qualitative assessment of a set of Health of Humanity measures. Based on the outcome of that review, the Committee can adjust the calculated result for the above metrics by multiplying the calculated result by 80% to 120% (the "Strategic Initiatives performance modifier"). The Health of Humanity measures include:
•Stars Consumer Assessment of Healthcare Providers and Systems (CAHPS)
•Prior authorization speed and certainty of payment
•Stars Healthcare Effectiveness Data and Information Set (HEDIS)
•Maternal and Child Health
•Associate Community Engagement
•Adoption of Artificial Intelligence tools

Total	100%

51

Executive Compensation
2025 AIP Results

Performance Measure	Target Performance	Actual 2025 Performance

Adjusted Shareholders' Net Income	$7,751 million	Missed Threshold $6,741 million(1)

Operating Revenue	$191,000 million	Exceeded Target $194,021 million(1)

Strategic Initiatives		Exceeded Target(2)
Consumer: Transactional Consumer Effort	1.5 Percentage Point Improvement compared to 2024	1.9 Percentage Point Improvement compared to 2024

Provider: Care Provider Satisfaction vs Peers	Exceed 2 Peers	Exceeded 5 Peers

Associate: Labor Efficiency Ratio; Transformation Sentiment Index	0.3 Percentage Point Improvement compared to 2024; 3.0 Percentage Point Improvement compared to a January 2025 baseline	0.64 Percentage Point Improvement compared to 2024; 7.0 Percentage Point Improvement compared to the January 2025 baseline

(1)The AIP allows for adjustments to our results as reported to our shareholders for items the Committee believes distort views of management performance and items that, if not adjusted, might misalign management incentives. The Committee reviews each potential adjustment to determine whether to include or exclude. These adjustments include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates, and results of, and costs of, significant acquisitions and dispositions. In determining the payout under the AIP for 2025, the Committee approved a $62.7 million decrease to our reported Adjusted Shareholders' Net Income related to 2025 acquisitions and an associated $3,563 million decrease to our reported Operating Revenue to reflect the exclusion of 2025 acquisition revenue.
(2)The Strategic Initiatives performance measure contains three quantitative metrics. In addition to the results of the three quantitative metrics, the Committee reviewed a set of Health of Humanity measures described on page 51. The Committee determined that we achieved substantive improvement on three of the six Health of Humanity measures and moderate improvement on the other three measures, and, as a result, set the Strategic Initiatives performance modifier at 110%.
Relative Peer Modifier
In 2025, we also measured our Adjusted Shareholders' Net Income growth and Total Revenue growth as compared to our Peer Modifier Group. Based on this relative performance, the Committee had the ability to adjust overall AIP funding by multiplying the calculated funding amount by 80% to 120%. The calculation of our relative Adjusted Shareholders' Net Income growth and Total Revenue growth is based on actual results for the first three quarters and analysts’ consensus for the fourth quarter of the year, adjusted for the impact of significant mergers and acquisitions.
Based on our actual performance and the performance of our Peer Modifier Group through the end of the third quarter and analysts' consensus for the fourth quarter of the year, we ranked 2nd out of the six companies in the Peer Modifier Group for Total Revenue growth and ranked 4th out of the same six companies for Adjusted Shareholders' Net Income growth. Based on our relative performance on both measures, the Committee set the Relative Peer modifier at 100%.
Individual Performance Modifier
As discussed earlier, in determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s contribution toward reaching our pre-determined enterprise goals. Based on the above considerations, the Committee may adjust the AIP award paid to a NEO upward or downward within the overall funding pool for the AIP.
Based on the Committee's assessment of each NEO's contributions toward reaching our enterprise goals, there were no individual adjustments made for 2025.

2026 Proxy Statement	52

Executive Compensation
Final 2025 AIP Payout for NEOs
After setting the total AIP funding pool based on the factors as described above under "Determination of AIP Awards" and considering each NEO’s contributions toward reaching our enterprise goals as described above, the Committee approved the following 2025 AIP awards as shown in the Summary Compensation Table on page 58:

Name	Target AIP %	Target Award	Final Award	Final Payout as % of Target
Gail Boudreaux	200%	$3,200,000	$2,768,000	86.5%
Mark Kaye	120%	$1,126,154	$974,123	86.5%
Peter Haytaian	120%	$1,140,000	$986,100	86.5%
Felicia Norwood	120%	$1,140,000	$986,100	86.5%
Morgan Kendrick	120%	$1,066,154	$922,223	86.5%
Long-Term Incentive Plan Awards
The Committee makes annual grants of long-term, equity-based incentives to focus executives on the Company’s longer-term financial and strategic objectives and to align the interests of executives with those of our shareholders. These awards are made under the terms and conditions of the Long-Term Incentive Plan. With the assistance of its independent compensation consultant, the Committee establishes the LTIP target opportunity and allocation among the different types of LTIP awards for each NEO based on such factors as competitive practice at companies in our comparator groups, the NEO’s position and scope of responsibility, the importance of retaining the services of the NEO, internal equity and the NEO’s opportunity to drive Company performance and contribute to the long-term success of the Company. Our 2025 LTIP awards consist of a combination of PSUs, stock options and RSUs, as described below:

Award Type	Weighting	Key Features and Performance Measures
Performance Stock Units
Focus on sustained performance and profitable growth
•Opportunity to earn from 0% to 200% of target PSUs based on achievement of pre-established three-year (2025-2027) cumulative Adjusted EPS (weighted 60%) and cumulative Operating Revenue (weighted 40%). For 2025, we replaced Adjusted Shareholders' Net Income with Adjusted EPS as our primary financial metric, as discussed in more detail on page 55 of this CD&A.
•Threshold, target and maximum performance goals are anchored on the Company’s long-term strategic plan and are critically important for driving long-term success by rewarding both top-line and bottom-line growth
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying PSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest
•Actual payout level to be determined by the Committee following completion of the 2025-2027 performance period. Any shares earned vest on the third anniversary of the grant date

Stock Options
Focus on sustained stock price appreciation
•Provide value only when our stock price increases over the exercise price (closing price of our common stock on the pre-established grant date)
•Have a term of 10 years
•Vest in three equal annual installments, beginning on the first anniversary of the grant date

Restricted Stock Units
Focus on stock value and executive retention
•Enable executives to build levels of stock ownership
•Vest in three equal annual installments, beginning on the first anniversary of the grant date
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying RSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest

53

Executive Compensation
Generally, the Committee grants LTIP awards to associates, including the NEOs, on the first business day of March, which occurs after the release of our final earnings for the prior year. This permits material information regarding the Company’s performance for the prior fiscal year to have been disclosed to the public before equity-based awards are granted and provides a pre-established grant date each year.
The total grant date fair value of LTIP awards granted in 2025 to each NEO is shown in the following table:

Name	2025-2027 PSU Target Award Grant Date Fair Value	Annual Stock Options Grant Date Fair Value	Annual RSU Grant Date Fair Value	Total 2025 LTIP Granted
Gail Boudreaux	$9,240,067	$4,199,765	$4,200,210	$17,640,042
Mark Kaye	$3,135,129	$1,424,506	$1,425,382	$5,985,017
Peter Haytaian	$2,639,963	$1,199,710	$1,200,343	$5,040,016
Felicia Norwood	$2,639,963	$1,199,710	$1,200,343	$5,040,016
Morgan Kendrick	$2,475,039	$1,124,813	$1,125,198	$4,725,050
2023-2025 LTIP PSU Awards and Payouts
In February 2026, the Committee approved a payout of 62.5% of target based on the following results of the 2023-2025 performance period:

Performance Measure	Weighting	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)
		Actual: $22,366(1)
2023-2025 Cumulative Adjusted Shareholders' Net Income (in millions)	60%
		$24,750	$25,780	$27,552

			Actual: $543
2023-2025 Cumulative Operating Revenue (in billions)	40%
		$510.8	$542.5	$562.1

		2023-2025 Approved PSU Payout (% of Target)		62.5%
(1)See the GAAP Reconciliation table in Annex A for information on our as-reported Adjusted Shareholders' Net Income for the years ended December 31, 2025, 2024 and 2023. These as-reported results were further adjusted based on the following discussion.
In determining the PSU payout for the 2023 - 2025 performance period, the Long-Term Incentive Plan pursuant to which the PSU awards were granted provides that the Committee may adjust our reported results for items it believes would distort the view of management performance, misalign management incentives, or otherwise not reflect significant unanticipated factors. These items include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates, and results of and significant changes to healthcare regulations or reimbursement levels.
In the final two years of the performance period, the Company experienced significant industry-wide headwinds that were unprecedented and unanticipated across the sector at the time the performance goals were set for these PSUs. Specifically, Medicaid cost trend increased more than 200% over the performance period from the historical average, which was compounded by a highly uncertain regulatory environment, including state reimbursement actions outside the control of management, and the impact of the recommencement of Medicaid-eligibility redeterminations following the multi-year suspension of such redeterminations during the COVID pandemic on our Medicaid and ACA businesses' health acuity and membership, all of which had considerable impact on our 2024 and 2025 Adjusted Shareholders' Net Income.
Accordingly, the Committee approved an increase to the PSU awards above the percentage calculated using the as-reported results for the performance measures from 41.0% of target to 62.5% of target. This adjustment was only partially reflective of the financial impact of the unprecedented and unanticipated increases in cost trend on our 2024 and 2025 Adjusted Shareholders' Net Income as described above. Other supporting factors considered by the Committee included (i) management's strong leadership and the significant contributions more broadly across the 3,800 award recipients over the three-year performance period, and (ii) our relative Total Shareholder Return performance over the three-year performance period, which placed us at the median relative to our five primary peers. For additional information on our performance over the three-year period, please see "2025 Performance Highlights" on page 44 in this CD&A.

2026 Proxy Statement	54

Executive Compensation
2024-2026 LTIP PSU Awards
For 2024, the Committee maintained the same performance measures and weightings of three-year cumulative Adjusted Shareholders' Net Income (60% weighting) and three-year cumulative Operating Revenue (40%) as in 2023. The PSUs granted in 2024 provide a payout opportunity of 0% to 200% of the target number of units granted. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm but will be disclosed at the completion of the performance period.
2025-2027 LTIP PSU Awards
For 2025, the Committee replaced the three-year cumulative Adjusted Shareholders' Net Income performance measure with a three-year cumulative Adjusted EPS measure with a 60% weighting in order to drive better alignment with current business and shareholder priorities and eliminate redundancy in financial metrics between AIP and PSU measures. The Committee maintained the three-year cumulative Operating Revenue performance measure with a 40% weighting. The PSUs granted in 2025 provide a payout opportunity of 0% to 200% of the target number of units granted. The 2025-2027 cumulative Adjusted EPS and cumulative Operating Revenue targets reflect a long-term growth rate that is consistent with the goals we have previously publicly disclosed to our investors. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm but will be disclosed at the completion of the performance period.

Performance Measure	Weighting	Threshold	Target	Maximum
2025-2027 Cumulative Adjusted EPS
60%

0%	100%	200%

2025-2027 Cumulative Operating Revenue
40%

0%	100%	200%

Benefits and Perquisites
Broad-Based Benefits
Our executive officers, including our NEOs, generally participate in the broad-based benefit programs under the same terms and conditions as other associates. These benefit offerings include a medical plan with higher associate contribution requirements for the NEOs and for other highly compensated associates. Other broad-based associate benefits include dental and vision benefits, disability benefits, wellness benefits, life and accidental death and dismemberment insurance, business travel accident insurance, dependent care flexible spending with a company match and the 401(k) Plan with a Company match. Our NEOs and other highly compensated associates are also eligible for a Deferred Compensation Plan, which provides matching contributions under the same formula as the 401(k) Plan on deferrals of compensation above the annual limit for tax-qualified plans. We also have a cash balance pension plan that was frozen to most participants effective December 31, 2005. Mr. Kendrick has vested benefits in the cash balance pension plan, and he is also eligible for a legacy retiree healthcare benefit. Like all associates, NEOs are eligible for relocation assistance when required to move to a new work location, which includes a tax gross-up, as well as tax equalization benefits when working for the convenience of the Company outside their home state results in additional non-resident state income taxes owed.
Executive Benefits and Perquisites
Executive benefits and perquisites are a small part of our competitive executive compensation. The Committee believes that these programs enable our executives to focus on our business with minimal disruption. Our NEOs participate in the Executive Salary Continuation Plan, provided at no cost to the executive, which would pay a benefit equal to 100% of base salary for up to 180 days of a covered disability. We offer a limited set of perquisites to our NEOs, including comprehensive health examinations and participation in the Directed Executive Compensation Program (“DEC”), which provides a combination of cash (“Cash Credits”) and reimbursement of allowable expenses related to services such as financial planning, estate planning, cybersecurity monitoring, tax preparation and associated legal fees (“Core Credits”) to allow executives the flexibility to tailor the DEC benefits to meet their needs. Our CEO receives a maximum amount of $54,000 annually and each other NEO receives a maximum amount of $30,000 annually in DEC benefits, allocated 50% in Cash Credits and 50% in Core Credits.
In light of the enhanced security risk environment, we also provide certain enhanced safety and security benefits to our executive officers, as established under our executive security program based on periodically assessed risks. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. In addition, the CEO may use the corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however that the

55

Executive Compensation
aggregate incremental cost to the Company of these personal trips shall not exceed $199,000. Perquisite amounts paid in 2025 are shown in footnote 6 to the Summary Compensation Table.
Severance and Change-In-Control Arrangements
All of our executive officers, including our NEOs, are eligible for severance and change-in-control benefits pursuant to the Executive Agreement Plan (“EAP”) as described in footnotes 4 and 5 of the Potential Payments Upon Termination table. We believe that a severance program is necessary to attract and retain the executives we need to achieve our business goals.
To be eligible for these benefits under the EAP, NEOs agree to restrictive covenants that are in force while the NEO is employed and for 24 months after separation from employment, including (subject to applicable law) non-competition and non-solicitation of associates and customers, which protect us from the competitive disadvantage that would result from losing executive talent to competitors, and ongoing non-disparagement and confidentiality provisions. Additionally, in order to receive benefits, executives are generally required to release any prior claims against us and to provide post-separation cooperation if requested in connection with certain matters.
If a NEO breaches any restrictive covenant or fails to provide the required cooperation, he or she is required to repay any severance benefits previously received, as well as an amount equal to the fair market value of RSUs and PSUs vested, and gain on stock options exercised, within the 24-month period prior to such breach. In addition, no further severance pay or benefits would be provided and all outstanding unexercised stock options and unvested RSUs and PSUs would be cancelled and forfeited.
Change-in-control severance benefits are subject to a double trigger, which means that to receive such benefits there must be both: (1) a qualifying termination of employment and (2) a termination occurring when a change of control is imminent or has occurred. The EAP does not provide for tax gross-up of any regular or excise taxes imposed on severance payments in connection with a change-in-control.
Compensation Policies and Practices
Recoupment Policy
Our clawback/recoupment policy provides that our executive officers, including our NEOs, must forfeit and/or repay any erroneously awarded (as determined under the policy) "incentive-based compensation" received during the three completed fiscal years immediately preceding the date on which we would be required to prepare an accounting restatement of our financial statements as a result of material noncompliance with a financial reporting requirement, including to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. For this purpose, "incentive-based compensation" means any compensation, whether paid in cash, stock, deferred compensation, or otherwise, that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure.
In addition to the mandatory recoupment described above, the policy also provides for discretionary forfeiture and recoupment of:
•Equity-based compensation that is not subject to mandatory recoupment either because it is not incentive-based (e.g., time-vested RSUs and stock options) or it was received before the recipient became subject to the policy; and
•Incentive-based compensation (as well as equity compensation and cash incentives that do not constitute incentive-based compensation) within an applicable lookback period, in the event of:
•violation of a restrictive covenant (e.g., confidentiality, non-competition, non-solicitation and/or non-disparagement); or
•misconduct, including breach of our Code of Conduct and intentional actions or a gross dereliction of the duty to reasonably monitor, supervise and/or manage the applicable conduct and risks that the Board determines has resulted in significant financial or reputational harm to our commercial interests and/or our market valuation.
The Board will determine, on a case-by-case basis, if it is in the best interest of the Company and our shareholders to pursue discretionary recoupment in individual cases. No actions were pursued under the clawback/recoupment policy in 2025.
Insider Trading Policy, Hedging and Pledging Restrictions and Trading Windows
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to our directors, officers and associates ("covered persons"). Our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards of the NYSE applicable to us. Our insider trading policy was filed as Exhibit 19.1 to our Form 10-K. Among other things, our insider trading policy prohibits trading by covered persons in our securities while aware of material, non-public information (except under a pre-approved Rule 10b5-1 trading plan).

2026 Proxy Statement	56

Executive Compensation
Our insider trading policy also prohibits covered persons, including all NEOs and directors, from conducting any transactions that would permit such individuals to continue to own our common stock without the full risks and rewards of ownership. Prohibited transactions include short sales, publicly traded options transactions and hedging transactions, including zero cost collars and prepaid forward contracts involving our common stock. Directors and designated associates, including all NEOs, are also prohibited from using margin accounts and engaging in pledges involving our common stock.
We also prohibit directors and designated associates, including all NEOs, from engaging in transactions in our common stock during the quarterly period commencing on the fifteenth day of the last month of each calendar quarter and ending one full business day after the release of quarterly earnings, unless it is pursuant to a pre-approved Rule 10b5-1 trading plan. We have guidelines that govern the use of Rule 10b5-1 trading plans, including the timing of entry or modification of a plan, the price at which shares will be traded, a “cooling off” period after the plan is entered into during which no trades can take place, restrictions on the number of plans an individual can maintain and pre-approval of all such plans by the Corporate Secretary.
Stock Ownership Guidelines and Holding Requirements
We have stock ownership guidelines for all executive officers, including the NEOs, which are a multiple of the executive’s base salary. An executive officer has five years to meet the applicable guideline, and the sale of our common stock is restricted for executives who have not met their ownership requirement. All covered participants must hold 100% of their profit shares (after-tax gain) from RSU and PSU vesting until their ownership requirement is met.

Level	Multiple of Salary
Chief Executive Officer	6.0
Executive Vice Presidents	3.0
For purposes of this program, all shares directly owned, shares in the 401(k) Plan and unvested RSUs are included in the calculation. Unexercised stock options and unvested PSUs are not included in the calculation. The Committee reviews the extent to which our executive officers have complied with the guidelines on an annual basis. As of the date this Proxy Statement is filed with the SEC, each of our NEOs owns sufficient shares to meet his or her ownership requirement under the guidelines.
See “Corporate Governance — Board Practices, Processes and Policies — Board Equity Compensation and Stock Ownership Guidelines” for a discussion of our directors’ stock ownership requirements.
Equity Grant Practices
Our annual equity grant is approved by the Committee and has been made on the first business day of March each year since 2006, unless otherwise specified by our Board or the Committee. The Committee has delegated authority to management to grant promotional, new hire and retention grants during the remainder of the year as follows:
•No grants may be made to the CEO or other executive officers without Committee approval;
•Grants are to be dated as of the first business day of the month concurrent with or following the promotion date, hire date or date that a retention grant was approved; and
•Management reports off-cycle delegated grant activity at each regularly scheduled Committee meeting.
Neither the Committee nor management grants equity awards in anticipation of the release of material non-public information, or otherwise takes material nonpublic information into account when determining the terms of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates.
Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions with management, the Compensation and Talent Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
Compensation and Talent Committee
Antonio F. Neri (Chair)
Susan D. DeVore
Robert L. Dixon, Jr.
Bahija Jallal
Ramiro G. Peru

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Executive Compensation
Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to or earned by each of our NEOs for the years ended December 31, 2025, December 31, 2024 and, where applicable, December 31, 2023.

Name & Principal Position	Year	Salary	Bonus (1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value & Non-qualified Deferred Compensation Earnings(5)	All Other Compensation (6)	Total
Gail Boudreaux President and Chief Executive Officer (CEO)	2025	$1,600,000	$—	$13,440,277	$4,199,765	$2,768,000	$—	$574,272	$22,582,314
	2024	$1,600,000	$—	$12,600,032	$4,199,989	$1,142,400	$—	$929,555	$20,471,976
	2023	$1,600,000	$—	$11,850,043	$3,950,036	$3,648,000	$—	$840,960	$21,889,039
Mark Kaye EVP and Chief Financial Officer (CFO)	2025	$938,462	$—	$4,560,511	$1,424,506	$974,123	$—	$94,475	$7,992,077
	2024	$900,000	$—	$4,125,144	$1,374,953	$385,560	$—	$87,487	$6,873,144
	2023	$252,692	$2,500,000	$10,775,411	$924,613	$351,748	$—	$54,737	$14,859,201
Peter Haytaian EVP and President, Carelon and CarelonRx	2025	$950,000	$—	$3,840,306	$1,199,710	$986,100	$—	$122,372	$7,098,488
	2024	$950,000	$—	$3,600,081	$1,199,997	$406,980	$—	$188,069	$6,345,127
	2023	$944,231	$—	$3,225,051	$1,074,976	$1,314,369	$—	$419,424	$6,978,051
Felicia Norwood EVP and Chief Health Benefits Officer	2025	$950,000	$—	$3,840,306	$1,199,710	$986,100	$—	$97,849	$7,073,965
	2024	$950,000	$—	$3,600,081	$1,199,997	$406,980	$—	$131,888	$6,288,946
	2023	$944,231	$—	$3,225,051	$1,074,976	$1,087,754	$—	$143,396	$6,475,408
Morgan Kendrick EVP and President, Commercial and Specialty Health Benefits	2025	$888,462	$—	$3,600,237	$1,124,813	$922,223	$23,417	$102,759	$6,661,911
	2024	$850,000	$—	$3,225,249	$1,074,825	$510,000	$—	$133,400	$5,793,474

(1)The amount in this column reflects a one-time cash award paid to Mr. Kaye upon the commencement of his employment with us to compensate him for forfeited bonus payments and other incentives from his prior employer. Mr. Kaye will be required to repay this cash bonus if he voluntarily resigns or is terminated for cause within three years of his start date.
(2)The amounts in this column reflect the grant date fair value of stock awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718. The grant date fair value of any performance-based awards was computed based on the level of performance that was deemed probable on the grant date and is equal to target performance.
The amounts in the “Stock Awards” column include the grant date fair values for time-based RSUs and PSUs. The grant date fair value for the PSUs was computed based on the target level of performance being achieved. The table below sets forth the grant date fair value of the RSUs granted in 2025 and the PSUs granted in 2025 at the target level of performance and the maximum level of performance.

Name	Restricted Stock Units Granted	Performance Stock Units
		Target	Maximum
Gail Boudreaux	$4,200,210	$9,240,067	$18,480,133
Mark Kaye	$1,425,382	$3,135,129	$6,270,257
Peter Haytaian	$1,200,343	$2,639,963	$5,279,925
Felicia Norwood	$1,200,343	$2,639,963	$5,279,925
Morgan Kendrick	$1,125,198	$2,475,039	$4,950,078
(3)The amounts in the “Option Awards” column reflect the grant date fair value of stock option awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718.

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Executive Compensation
The assumptions used in the calculation of the grant date fair value of the stock options are included in Note 15 to our audited consolidated financial statements included in Part II, Item 8 of our Form 10-K.
(4)The amounts in the “Non-Equity Incentive Plan Compensation” column represent cash AIP awards earned during the reported year but paid in the following year. Based on Company performance, the awards earned as a percentage of their respective target awards for 2025 (and paid in 2026) were 86.5% for each NEO.
(5)The amounts in the "Change in Pension Value and Non-qualified Deferred Compensation Earnings" column reflect the increase in the actuarial present value of the NEOs' benefits under the Elevance Health Cash Balance Plan A between the applicable measurement dates used for financial statement reporting purposes with respect to our audited financial statements. The value of Mr. Kendrick's benefits under this pension plan decreased by $2,608 in 2024, so, in accordance with the SEC's rules, no amount is shown in this column for Mr. Kendrick for 2024, and no other NEOs are participants in this plan or any of the Company's other pension plans. The amounts for Mr. Kendrick were determined using a discount rate and a cash balance crediting rate consistent with those used in our financial statements. We do not provide any above market returns on deferred compensation, so no deferred compensation earnings are included.
(6)The amounts in the “All Other Compensation” column for 2025 include:

Name	Tax Equalization(a)	Corporate Aircraft Usage(b)	Other Perquisites(c)	DEC Cash Credits(d)	DEC Core Credits(e)	401(k) Plan Match	Deferred Compensation Plan Match	Total All Other Compensation
Gail Boudreaux	$164,329	$161,833	$56,990	$27,000	$27,000	$17,500	$119,620	$574,272
Mark Kaye	$—	$—	$—	$15,000	$13,274	$17,500	$48,701	$94,475
Peter Haytaian	$10,120	$—	$14,403	$15,000	$15,000	$17,500	$50,349	$122,372
Felicia Norwood	$—	$—	$—	$15,000	$15,000	$17,500	$50,349	$97,849
Morgan Kendrick	$—	$—	$2,836	$15,000	$15,000	$17,500	$52,423	$102,759
(a)Tax equalization payments reimburse the NEO for the additional non-resident state income taxes owed from working for the convenience of the Company outside his or her home state and offset the increased tax liability as a result of the state income tax reimbursements.
(b)The CEO may use corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however, that the aggregate incremental cost to the Company of these flights shall not exceed $199,000. In 2025, the aggregate incremental cost to the Company for these flights was $161,833. Infrequently, other NEOs may have family members accompany them on business travel on the corporate aircraft at no incremental cost to us. The incremental cost for the use of corporate aircraft is calculated based on the variable operating costs, including cost per flight hour, fuel charges, catering and landing fees, and does not include fixed operating costs such as management and lease fees.
(c)Other perquisites include the following: for Ms. Boudreaux, the value of personal security benefits provided to her; for Mr. Haytaian, the value of personal security benefits provided to him and the value of an executive physical; and for Mr. Kendrick, the value of an executive physical.
(d)Cash provided to the NEOs under the DEC as described on page 55.
(e)Reimbursement of services such as financial planning, estate planning, tax preparation and associated legal fees under the DEC as described on page 55.

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Executive Compensation
Grants of Plan-Based Awards
The following table provides information about AIP targets for 2025 and equity awards granted under the Long-Term Incentive Plan. The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. These amounts will be known only if and when the awards vest or become payable.

	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name			Threshold	Target	Maximum	Threshold	Target	Maximum
Gail Boudreaux			$960,000	$3,200,000	$6,400,000
	3/3/2025	(4)				0	23,363	46,726				$9,240,067
	3/3/2025	(5)							10,620			$4,200,210
	3/3/2025	(6)								40,429	$395.50	$4,199,765
Mark Kaye			$337,846	$1,126,154	$2,252,308
	3/3/2025	(4)				0	7,927	15,854				$3,135,129
	3/3/2025	(5)							3,604			$1,425,382
	3/3/2025	(6)								13,713	$395.50	$1,424,506
Peter Haytaian			$342,000	$1,140,000	$2,280,000
	3/3/2025	(4)				0	6,675	13,350				$2,639,963
	3/3/2025	(5)							3,035			$1,200,343
	3/3/2025	(6)								11,549	$395.50	$1,199,710
Felicia Norwood			$342,000	$1,140,000	$2,280,000
	3/3/2025	(4)				0	6,675	13,350				$2,639,963
	3/3/2025	(5)							3,035			$1,200,343
	3/3/2025	(6)								11,549	$395.50	$1,199,710
Morgan Kendrick			$319,846	$1,066,154	$2,132,308
	3/3/2025	(4)				0	6,258	12,516				$2,475,039
	3/3/2025	(5)							2,845			$1,125,198
	3/3/2025	(6)								10,828	$395.50	$1,124,813
(1)These columns show the range of payouts targeted for 2025 performance under the AIP. The cash payouts for 2025 performance were made in March 2026 and are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” The plan is funded based on the following performance measures, which each have a different weight and an independent threshold, target and maximum performance level: Adjusted Shareholders' Net Income is weighted at 50%, Operating Revenue is weighted at 20% and Strategic Initiatives is weighted at 30%. Each measure is funded from 30% to 100% for performance between the threshold and target level and up to 200% for maximum performance. The Strategic Initiatives results may be modified based on the Committee's qualitative assessment of a set of secondary measures. The Committee can also adjust the overall AIP funding with a potential modifier of 80% to 120% of the calculated award based on our Adjusted Shareholders' Net Income and Total Revenue growth against our Peer Modifier Group. An individual’s maximum total payment is 200% of target.
(2)All options were granted at an exercise price equal to the fair market value based on the closing market value of our common stock on the NYSE on the date of grant.
(3)The grant date fair value of these awards was calculated in accordance with ASC 718. There is no assurance that the value realized by an executive, if any, will be at or near the amounts shown in this column.
(4)Represents the PSUs granted to each NEO under the Long-Term Incentive Plan. The final number of shares received depends on our performance versus our 3-year performance goals, as detailed on page 55. The final number of shares received will be from 0% to 100% of target for performance between the threshold and target level and up to 200% of target for maximum performance. The shares granted to all NEOs on March 3, 2025 vest on March 3, 2028. The Committee will determine the payout, based on our performance against the performance goals, after the end of the applicable 2025-2027 performance period.
(5)Represents the number of RSUs granted to each NEO as an annual grant under the Long-Term Incentive Plan. The shares will vest in equal installments on the first three anniversaries of the grant date.
(6)Represents the number of stock options granted to each NEO as an annual grant under the Long-Term Incentive Plan. These stock options will vest in equal installments on the first three anniversaries of the grant date.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table lists outstanding equity grants for each NEO as of December 31, 2025. The table includes outstanding equity grants from past years, as well as the current year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gail Boudreaux					29,565	$10,364,011	40,193	$14,089,656
	46,554	—	$232.04	3/1/28
	41,820	—	$307.68	3/1/29
	58,809	—	$271.27	3/2/30
	43,501	—	$311.48	3/1/31
	32,682	—	$451.50	3/1/32
	21,586	10,794	$469.03	3/1/33
	10,826	21,654	$499.11	3/1/34
	—	40,429	$395.50	3/3/35
Mark Kaye					14,827	$5,197,605	13,437	$4,710,340
	5,384	2,692	$440.19	10/2/33
	3,544	7,089	$499.11	3/1/34
	—	13,713	$395.50	3/3/35
Peter Haytaian					8,268	$2,898,347	11,483	$4,025,366
	4,908	—	$166.97	3/1/27
	14,761	—	$232.04	3/1/28
	12,187	—	$307.68	3/1/29
	15,926	—	$271.27	3/2/30
	11,533	—	$311.48	3/1/31
	4,786	—	$428.76	11/1/31
	8,832	—	$451.50	3/1/32
	5,874	2,938	$469.03	3/1/33
	3,093	6,187	$499.11	3/1/34
	—	11,549	$395.50	3/3/35
Felicia Norwood					8,268	$2,898,347	11,483	$4,025,366
	10,313	—	$307.68	3/1/29
	15,926	—	$271.27	3/2/30
	11,533	—	$311.48	3/1/31
	8,832	—	$451.50	3/1/32
	5,874	2,938	$469.03	3/1/33
	3,093	6,187	$499.11	3/1/34
	—	11,549	$395.50	3/3/35
Morgan Kendrick					7,489	$2,625,269	10,566	$3,703,911
	1,387	—	$271.27	3/2/30
	1,976	—	$311.48	3/1/31
	2,152	—	$428.76	11/1/31
	7,729	—	$451.50	3/1/32
	5,190	2,596	$469.03	3/1/33
	2,770	5,542	$499.11	3/1/34
	—	10,828	$395.50	3/3/35
(1)The vesting schedule is shown below based on the expiration dates of the above grants that remain unexercisable:

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Option Expiration Date	Vesting Schedule
3/1/33	All shares vest on March 1, 2026
10/2/33	All shares vest on October 2, 2026
3/1/34	Vests in equal installments on March 1, 2026 and March 1, 2027
3/3/35	Vests in equal installments on March 3, 2026, March 3, 2027 and March 3, 2028
(2)The amounts in the “Number of Shares or Units of Stock That Have Not Vested” column represent the number of shares of common stock underlying unvested RSUs granted in 2023, 2024 and 2025 and the number of shares vesting in 2026 for the 2023-2025 PSU performance period at their actual payout amount. As of December 31, 2025, the relevant performance conditions had been satisfied, but the awards were not vested until March 2, 2026 for Ms. Boudreaux, Mr. Haytaian, Ms. Norwood and Mr. Kendrick and October 2, 2026 for Mr. Kaye.
The amounts in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represent the target number of PSUs granted to our NEOs in 2024 and 2025. The final number of shares earned will depend on our performance versus our performance goals over a three-year period, as detailed in the CD&A beginning on page 42.
These unvested equity grants are detailed by vesting date in the table below.

Name	Vesting Date	Restricted Stock Units	Performance Stock Units Granted in 2023(i)	Performance Stock Units Granted in 2024	Performance Stock Units Granted in 2025
Gail Boudreaux	3/1/2026	5,613	10,527	—	—
	3/3/2026	3,540	—	—	—
	3/1/2027	2,805	—	16,830	—
	3/3/2027	3,540	—	—	—
	3/3/2028	3,540	—	—	23,363
Mark Kaye	3/1/2026	918	—	—	—
	3/3/2026	1,201	—	—	—
	10/2/2026	6,759	2,627	—	—
	3/1/2027	919	—	5,510	—
	3/3/2027	1,201	—	—	—
	3/3/2028	1,202	—	—	7,927
Peter Haytaian	3/1/2026	1,566	2,865	—	—
	3/3/2026	1,011	—	—	—
	3/1/2027	802	—	4,808	—
	3/3/2027	1,012	—	—	—
	3/3/2028	1,012	—	—	6,675
Felicia Norwood	3/1/2026	1,566	2,865	—	—
	3/3/2026	1,011	—	—	—
	3/1/2027	802	—	4,808	—
	3/3/2027	1,012	—	—	—
	3/3/2028	1,012	—	—	6,675
Morgan Kendrick	3/1/2026	1,394	2,532	—	—
	3/3/2026	948	—	—	—
	3/1/2027	718	—	4,308	—
	3/3/2027	948	—	—	—
	3/3/2028	949	—	—	6,258
(i)    This column includes the unvested PSUs granted for the 2023-2025 performance period. The number of PSUs reported in this column reflects the number of shares earned for the 2023-2025 performance period, but the awards did not vest until March 2, 2026.
(3)These amounts are calculated by multiplying $350.55, the closing price of our common stock on December 31, 2025, by the applicable number of shares.

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Executive Compensation
Option Exercises and Stock Vested
The following table provides information on the stock option exercises by, and shares acquired upon the vesting of PSUs and RSUs held by, our NEOs in 2025. Options exercised or vested PSUs and RSUs may or may not have been sold by a particular NEO, and the inclusion in this table of such information should not be understood to imply the actual receipt of money.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(2)
Gail Boudreaux	—	—	23,931	$9,839,600
Mark Kaye	—	—	7,677	$2,757,482
Peter Haytaian	—	—	6,517	$2,679,157
Felicia Norwood	—	—	6,517	$2,679,157
Morgan Kendrick	—	—	5,725	$2,353,386
(1)The table includes the following shares:
•Shares that vested pursuant to the 2022 annual grant: Ms. Boudreaux — 2,732 RSUs and 15,587 PSUs; Mr. Haytaian — 739 RSUs and 4,213 PSUs; Ms. Norwood — 739 RSUs and 4,213 PSUs; and Mr. Kendrick — 646 RSUs and 3,686 PSUs.
•Shares that vested pursuant to the 2023 annual grant: Ms. Boudreaux — 2,807 RSUs; Mr. Haytaian — 764 RSUs; Ms. Norwood — 764 RSUs; and Mr. Kendrick — 675 RSUs.
•Shares that vested pursuant to the 2024 annual grant: Ms. Boudreaux — 2,805 RSUs; Mr. Kaye — 918 RSUs; Mr. Haytaian — 801 RSUs; Ms. Norwood — 801 RSUs; and Mr. Kendrick — 718 RSUs.
•Mr. Kaye had 6,759 RSUs vest pursuant to a 2023 new hire stock grant.
(2)Amounts are calculated by multiplying the number of shares vesting by the market value of our common stock on the vesting date. The amounts also include dividend equivalents, if any, paid upon vesting.

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Executive Compensation
Pension Benefits
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each such NEO computed as of December 31, 2025. As noted below, the plan has been frozen and only applies to participants who were active associates as of the date the plan was frozen. Mr. Kendrick is the only NEO who was a participant at the time the plan was frozen.

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($)(2)	Payments During the Last Fiscal Year ($)
Gail Boudreaux	N/A	—	—	—
Mark Kaye	N/A	—	—	—
Peter Haytaian	N/A	—	—	—
Felicia Norwood	N/A	—	—	—
Morgan Kendrick	Elevance Health Cash Balance Plan A	8.75	$203,488	—
(1)Mr. Kendrick's years of actual service are greater than the credited service because the plan is frozen.
(2)Assumptions used in the calculation of the amounts in this column are included in Note 11 to our Consolidated Financial Statements, included in Part II, Item 8 of our Form 10-K.
Elevance Health Cash Balance Plan A
On January 1, 1997, we converted the Anthem Cash Balance Plan (the “Pension Plan”), a non-contributory pension plan for certain associates, from a final average compensation pension plan into a cash balance pension plan. The Pension Plan covered substantially all full-time, part-time and temporary associates, including NEOs, and provides a monthly benefit at age 65, the normal retirement age under the Pension Plan. Effective January 1, 2006, participation was frozen, and effective June 28, 2022, the Pension Plan was renamed the Elevance Health Cash Balance Plan A. With the exception of Mr. Kendrick, none of the NEOs is eligible to participate in this plan. While Mr. Kendrick's benefit accruals under this plan are frozen, interest is still credited on his existing account balance.
Non-Qualified Deferred Compensation
All NEOs are eligible to participate in the Elevance Health Comprehensive Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) once they reach the maximum annual contribution amount for the 401(k) Plan. The following table shows the non-qualified deferred compensation contributions and year-end balances for our NEOs for fiscal year 2025.

Name	Executive Contributions in Last Fiscal Year(1)	Elevance Health Contributions in Last Fiscal Year(2)	Aggregated Earnings in Last Fiscal Year	Aggregated Withdrawals/ Distributions	Aggregated Balance at Last Fiscal Year End(3)
Gail Boudreaux	$133,544	$119,620	$1,070,025	—	$7,215,924
Mark Kaye	$55,941	$48,701	$14,244	—	$205,958
Peter Haytaian	$50,419	$50,349	$227,447	—	$2,161,336
Felicia Norwood	$66,698	$50,349	$180,999	—	$1,545,331
Morgan Kendrick	$144,385	$52,423	$871,568	—	$6,799,588
(1)These amounts are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. A NEO may defer up to 80% of his or her eligible base earnings and up to 80% of his or her AIP award into the Deferred Compensation Plan.
(2)These amounts are also included in the “All Other Compensation” column of the Summary Compensation Table. Contributions are matched by the Company at the same rate as they would have been under the 401(k) Plan, which is a match of 100% on the first 4% deferred and a match of 50% on the next 2% deferred for a maximum match of 5% of salary and AIP award. Investment options for the Deferred Compensation Plan mirror those for the 401(k) Plan, except that the Elevance Health Stock Fund and the Fidelity BrokerageLink option are not available as options under the Deferred Compensation Plan.
(3)Amounts in this column reflect all non-qualified deferred compensation for each NEO. Portions of such amounts are included in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table for all applicable years for each NEO. Account balances in the Deferred Compensation Plan are payable at the election of the participant in a single lump sum or installments.

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Executive Compensation
Potential Payments Upon Termination
The following table describes the potential additional payments and benefits to which the NEOs would be entitled upon termination of their employment under various scenarios under existing plans, agreements and arrangements. The amounts shown are estimates and are based on numerous assumptions, including that employment terminated on December 31, 2025. No NEO is entitled to any payments or benefits upon termination for cause.

	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Gail Boudreaux
Termination without Cause or for Good Reason following a change-in-control(4)	$15,120,000	$3,200,000	$26,667,741	$162,000	$43,878	$7,750	$45,201,369
Termination without Cause or for Good Reason(5)	$9,600,000	$2,768,000	$17,027,265	$108,000	$29,252	$7,750	$29,540,267
Retirement(6)	—	$2,768,000	$17,027,265	—	—	—	$19,795,265
Resignation(7)	—	$2,768,000	$17,027,265	—	—	—	$19,795,265
Death(7)	—	$2,768,000	$26,667,741	—	—	—	$29,435,741
Long-Term Disability(7)	—	$2,768,000	$26,667,741	—	—	—	$29,435,741
Mark Kaye
Termination without Cause or for Good Reason following a change-in-control(4)	$4,389,000	$1,126,154	$10,460,412	—	$29,252	$7,750	$16,012,568
Termination without Cause or for Good Reason(5)	$4,180,000	$974,123	$6,760,707	—	$29,252	$7,750	$11,951,832
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death(7)	—	$974,123	$10,460,412	—	—	—	$11,434,535
Long-Term Disability(7)	—	$974,123	$10,460,412	—	—	—	$11,434,535
Peter Haytaian
Termination without Cause or for Good Reason following a change-in-control(4)	$6,583,500	$1,140,000	$7,526,309	$90,000	$43,878	$7,750	$15,391,437
Termination without Cause or for Good Reason(5)	$4,180,000	$986,100	$4,802,184	$60,000	$29,252	$7,750	$10,065,286
Retirement(6)	—	$986,100	$4,802,184	—	—	—	$5,788,284
Resignation(7)	—	$986,100	$4,802,184	—	—	—	$5,788,284
Death(7)	—	$986,100	$7,526,309	—	—	—	$8,512,409
Long-Term Disability(7)	—	$986,100	$7,526,309	—	—	—	$8,512,409
Felicia Norwood
Termination without Cause or for Good Reason following a change-in-control(4)	$4,389,000	$1,140,000	$7,526,309	—	$29,252	$7,750	$13,092,311
Termination without Cause or for Good Reason(5)	$4,180,000	$986,100	$4,802,184	—	$29,252	$7,750	$10,005,286
Retirement(6)	—	$986,100	$4,802,184	—	—	—	$5,788,284
Resignation(7)	—	$986,100	$4,802,184	—	—	—	$5,788,284
Death(7)	—	$986,100	$7,526,309	—	—	—	$8,512,409
Long-Term Disability(7)	—	$986,100	$7,526,309	—	—	—	$8,512,409

65

Executive Compensation

	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Morgan Kendrick
Termination without Cause or for Good Reason following a change-in-control(4)	$6,237,000	$1,066,154	$6,861,666	$90,000	$43,878	$7,750	$14,306,448
Termination without Cause or for Good Reason(5)	$3,960,000	$922,223	$4,363,646	$60,000	$29,252	$7,750	$9,342,871
Retirement(6)	—	$922,223	$4,363,646	—	—	—	$5,285,869
Resignation(7)	—	$922,223	$4,363,646	—	—	—	$5,285,869
Death(7)	—	$922,223	$6,861,666	—	—	—	$7,783,889
Long-Term Disability(7)	—	$922,223	$6,861,666	—	—	—	$7,783,889
(1)For all NEOs, all unvested equity awards vest immediately upon termination following a change-in-control as defined in the EAP or due to death or long-term disability, with payout amounts under the PSU awards at 100% of target in accordance with the terms of the applicable award agreement. Upon an eligible retirement, unvested equity awards generally continue to vest on the existing vesting schedule with the exception of PSU awards, of which a pro rata portion will vest on the original vesting date based on actual performance. Upon a resignation, all unvested equity awards are forfeited unless the NEO is retirement eligible. Ms. Boudreaux, Mr. Haytaian, Ms. Norwood and Mr. Kendrick are currently retirement eligible under the Long-Term Incentive Plan. Upon a Company-initiated termination without Cause or for Good Reason by the employee (as those terms are defined in our EAP), each NEO is eligible for pro rata vesting of his or her PSU awards based on actual performance over the period specified in the award agreement. The NEOs are also eligible for continued vesting of the unvested options and RSUs granted through the 24-month severance period described below, unless the NEO is retirement eligible, in which case they will be eligible for continued vesting of all unvested options and RSUs. The amounts in this column represent (1) for stock option awards, the amount that could be realized from the exercise of all unvested stock options held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by subtracting the exercise price of the option from the market price of a share of our common stock on December 31, 2025 ($350.55) and multiplying the result by the total number of shares that could be acquired on exercise at that exercise price, and (2) for RSUs and PSUs, the value of the unvested RSUs and PSUs held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by multiplying the number of such units by $350.55, the market price of a share of our common stock on December 31, 2025, and assuming for purposes of the PSUs granted in 2024 and 2025 that we will achieve target performance for the performance period.
(2)Estimate based on the average Company cost per associate for these coverages.
(3)Represents outplacement services available under our policy.
(4)These amounts apply to a termination following a change-in-control that is a Company-initiated termination not for Cause, or a Good Reason termination by the associate, as defined in our EAP. All NEOs participate in our EAP, which provides the following benefits to Ms. Boudreaux, Mr. Haytaian and Mr. Kendrick for this termination event: (1) a cash severance benefit of 300% of the sum of annual base salary plus target AIP award, (2) a payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination, (4) a payment equal to 300% of the annual value of the DEC as described on page 55 and (5) a three-year continuation of health and life insurance coverage. Mr. Kaye and Ms. Norwood are eligible for the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination and (4) a two-year continuation of health and life insurance coverage.
(5)All NEOs participate in our EAP, which provides the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a two-year continuation of health and life insurance coverage and (3) for Ms. Boudreaux, Mr. Haytaian and Mr. Kendrick, a payment equal to 200% of the annual value of the DEC. In addition to the benefits provided under the EAP, all NEOs are eligible for an annual AIP award earned under the normal terms of the AIP in the year of termination in the event of a Company-initiated (not for Cause) or Good Reason termination after October 1 of the plan year.
(6)Ms. Boudreaux, Mr. Haytaian, Ms. Norwood and Mr. Kendrick are eligible for retirement treatment under the AIP and the Long-Term Incentive Plan as of December 31, 2025.
(7)Participants in the AIP are eligible for a bonus payment only if they remain employed through the date of the AIP payout, with certain exceptions, including but not limited to death, disability and retirement. If the executive resigns after December 31, 2025 but prior to the payout, they will not be eligible to receive the payout unless they meet retirement eligibility criteria. Since this table assumes a resignation on December 31, 2025, a full AIP payout would be earned in the event of a resignation only by Ms. Boudreaux, Mr. Haytaian, Ms. Norwood and Mr. Kendrick, who are retirement eligible under the AIP. In the event of a resignation prior to November 1, 2026, Mr. Kaye will be required to repay the one-time cash award of $2,500,000, which was paid upon the commencement of his employment with us to compensate him for forfeited bonus payments and other incentives from his prior employer.

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Executive Compensation
The NEOs would also be entitled to the vested benefits included in the Outstanding Equity Awards at Fiscal Year-End table, the Non-Qualified Deferred Compensation table and the Pension Benefits table. In addition, the amounts shown in the Potential Payments Upon Termination table do not include payments and benefits to the extent they are provided on a non-discriminatory basis to other associates generally upon termination of employment. These include accrued salary, health benefits and distribution of account balances under the 401(k) Plan.
CEO Pay Ratio
The ratio of our CEO’s total annual compensation to our median employee’s total annual compensation (the “CEO Pay Ratio”) is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Beginning in 2026, annual total compensation for both our CEO and our median employee was calculated consistent with the Summary Compensation Table executive compensation disclosure requirements, plus the value of employer-paid health insurance contributions.
For 2025:
•The annual total compensation of the median employee of our Company, as described below, was $79,007.
•The annual total compensation of our CEO was $22,593,979.
•Based on this information for 2025, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 286:1.
As of December 31, 2025, our employee population, including all full-time, part-time and temporary workers, consisted of approximately 97,210 individuals. We elected to exclude all of our employees in Ireland (223 employees) from our determination of the median employee. The median employee was selected from an adjusted employee population of 96,986 employees, consisting of 71,892 employees in the United States (excluding our CEO), 14,573 employees in India and 10,521 employees in the Philippines, who, in each case, were employed on December 31, 2025.
To identify the median employee, we used the following methodology and consistently applied material assumptions, adjustments and estimates:
•We identified the median compensated employee based on payroll data as of December 31, 2025.
•We compared the payroll data for the 96,986 employees described above using a compensation measure consisting of total base pay-related wages paid during 2025. Base pay-related wages include the amount of base salary the employee received during the year and all other pay elements related to base pay including, but not limited to, holiday pay, paid time off, overtime and shift differentials. We did not include cash bonuses, commissions, equity grants or any adjustment for the value of benefits provided.
•Based on the total base pay-related wages of each employee, we identified a cohort of 101 employees consisting of the median employee and the 50 employees above and the 50 employees below the median base pay value. After evaluating the pay characteristics of each employee in the cohort, we removed employees who appeared to have anomalous pay characteristics (such as a hire date during the year, grandfathered in a pension benefit not offered to new hires or recipient of a one-time bonus that is not expected in future years) that could significantly distort the pay ratio calculation.
•We then selected the employee with total base pay-related wages closest to the median compensated employee who did not have anomalous pay characteristics and used that employee as our identified median employee for purposes of calculating the CEO pay ratio.
Using the identified median employee, we calculated that employee’s annual total compensation consistent with the disclosure requirements for the Summary Compensation Table, plus the value of employer-paid health insurance contributions.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

67

Executive Compensation
Pay versus Performance
Pay versus Performance Table

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (millions)	Adjusted Shareholders' Net Income(5) (millions)
					Total Shareholder Return(2)	Peer Group Total Shareholder Return(2)(3)
2025	$22,582,314	$18,785,570	$7,206,610	$5,891,938	117	148	$5,661	$6,741
2024	$20,471,976	$(3,957,314)	$6,325,173	$(256,544)	121	129	$5,971	$7,677
2023	$21,889,039	$16,222,856	$8,918,210	$8,173,085	152	126	$5,991	$7,838
2022	$20,931,081	$35,256,056	$6,710,732	$10,889,052	163	124	$5,888	$7,008
2021	$19,348,241	$50,432,186	$6,446,802	$15,664,365	146	126	$6,149	$6,300
(1)The PEO for each of the years presented was Gail Boudreaux and the non-PEO NEOs for 2021 and 2022 were John Gallina, Peter Haytaian, Gloria McCarthy and Felicia Norwood. The non-PEO NEOs for 2023 were Mark Kaye, Peter Haytaian, Felicia Norwood, Blair Todt and John Gallina. The non-PEO NEOs for 2024 and 2025 were Mark Kaye, Peter Haytaian, Felicia Norwood and Morgan Kendrick. To calculate Compensation Actually Paid for 2025, the following amounts were deducted from and added to the Summary Compensation Table total compensation reported for each of these individuals:
Reconciliation of Summary Compensation Table (“SCT”) Total Compensation to Compensation Actually Paid:

	2025
Adjustments	PEO	Average of Non-PEO NEOs
SCT Total	$22,582,314	$7,206,610
Add / (Subtract):
Adjustments for defined benefit and actuarial pension plans(i)	$—	$(5,854)
Adjustments for stock and option awards(ii):
SCT amounts	$(17,640,042)	$(5,197,525)
Year-end fair value for awards granted in the covered year	$11,964,416	$3,525,208
Change in fair value of outstanding unvested awards from prior years	$1,221,298	$291,757
Vesting date fair value of awards granted and vesting during covered year	$—	$—
Change in fair value for prior year awards that vested during the covered year	$657,584	$71,742
Fair value of awards forfeited during the covered year	$—	$—
Dividends or other earnings paid on awards in the covered year prior to vesting	$—	$—
Compensation Actually Paid	$18,785,570	$5,891,938
(i)Represents the change in the actuarial present value of the accumulated benefit under defined benefit and pension plans reported in the Summary Compensation Table for Mr. Kendrick. No other NEO is eligible for benefits under a defined benefit or actuarial pension plan.
(ii)Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid.
The fair values of stock options granted as of the end of 2025 and the year-over-year changes in the fair values of stock options outstanding at the end of, or that vested during, 2025 were calculated using a binomial lattice valuation model, as further described in Note 15, “Capital Stock,” of the Notes to our Consolidated Financial Statements included in Part II, Item 8 of our Form 10-K. The following ranges of assumptions were used to estimate these fair values:

Calendar Year	Risk-Free Interest Rate	Volatility Factor	Dividend Yield (Annual)
2025	3.94 - 4.13%	30 - 34%	1.7 - 2.0%
The fair value of PSUs that vested during 2025 was calculated using the actual performance results of 95.1% as described in the Compensation Discussion & Analysis in the 2024 Proxy Statement.

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Executive Compensation
The fair value of PSUs that will vest during 2026 was calculated using the actual PSU payout percentage of 62.5% as described in the Compensation Discussion & Analysis in this Proxy Statement.
The fair value of in-flight PSUs was calculated based on the probable performance as determined at the end of the applicable covered year, which is forecasted to be below the target level of performance.
(2)Based upon an initial investment of $100 on December 31, 2020 with dividends reinvested.
(3)Company selected peer group is the S&P 500 Health Care Index, the same peer group as reported in Part II, Item 5 in our Form 10-K.
(4)Our 2021 and 2022 Net Income was recast in 2023 to include the impact of the Accounting Standards Update 2018-12 Adoption. Therefore, the 2021 and 2022 Net Income reported in these disclosures has been adjusted to reflect the recast amounts.
(5)Our Company-selected measure is “Adjusted Shareholders' Net Income," calculated as GAAP Shareholders' Net Income, as adjusted for those items set forth in Annex A to this Proxy Statement, and further adjusted for those items that the Committee believes distort the view of management performance and that, if not adjusted, might misalign management incentives under the AIP. For 2025, these additional adjustments included a $62.7 million decrease related to 2025 acquisitions. For 2024, these additional adjustments included a $17.3 million decrease related to 2024 acquisitions. For 2023, these additional adjustments included a $29.3 million net decrease to exclude 2023 acquisitions and other non-material administrative adjustments. For 2022, these additional adjustments included a $131.0 million increase to exclude the impact of the Accounting Standards Update 2018-12 Adoption and a $50.8 million net decrease to exclude 2022 acquisitions and other non-material administrative adjustments. For 2021, these additional adjustments included a $54.0 million decrease to exclude the impact of the Accounting Standards 2018-12 Adoption and a $111.0 million net decrease to exclude 2021 acquisitions and other non-material administrative adjustments.
Relationship between Pay and Performance
As shown in the following charts, the PEO and other NEOs' Compensation Actually Paid has varied significantly each year and has not followed the fluctuations in Adjusted Shareholders' Net Income and Net Income. This is primarily due to the significant emphasis we place on equity-based compensation, which is sensitive to changes in our stock price and is more closely aligned with our Total Shareholder Return.

Most Important Measures for Determining NEO Pay
Adjusted Shareholders' Net Income	Operating Revenue
Adjusted Shareholders' Net Income Growth	Total Revenue Growth
Adjusted EPS

69

Executive Compensation
Audit Committee Matters

PROPOSAL 3 Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has engaged Ernst & Young LLP (“EY”) as our Independent Auditor for the year ended December 31, 2026. Although the Audit Committee has the sole authority to appoint the Independent Auditor, as a matter of good corporate governance, the Board is asking our shareholders to ratify the appointment of EY as our Independent Auditor.

Based on its review, described in detail below, the Audit Committee believes that the continuation of EY as our Independent Auditor is in the best interests of the Company and our shareholders. As a result, the Audit Committee has selected EY to continue in that capacity for 2026. In the event this proposal is not approved, the Audit Committee will consider whether to select another Independent Auditor. Notwithstanding ratification by the shareholders, the Audit Committee reserves the right to replace our Independent Auditor at any time.

A representative of EY is expected to attend the Annual Meeting, will be given an opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR Proposal 3, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

Annual Evaluation and Selection of Independent Registered Public Accounting Firm
As part of its responsibilities, the Audit Committee annually reviews and assesses the qualifications, performance and independence of the Independent Auditor and determines whether to engage the current Independent Auditor or rotate to a different firm. In 2025, the Audit Committee undertook a competitive and comprehensive request for proposal ("RFP") process to select the Independent Auditor. The Audit Committee Chair, with the support of our CFO and our Chief Accounting Officer, solicited proposals from several independent registered public accounting firms, including EY. Management conducted live discussions with these firms to assist the Audit Committee in evaluating the RFP responses, focusing on, among other things, the competency and technical audit quality of each firm and the proposed audit team; firm reputation; industry experience; global capacity, including integration with expert teams across relevant geographies; independence; innovative and technical acumen; ability to leverage technology to increase efficiency; ability to work productively and transparently with the Board and management; robustness of processes and controls; and the appropriateness of fees relative to efficiency and audit quality. Following these discussions, management prepared and presented to the Audit Committee a summary of the relative strengths of each of the firms and other considerations for the Audit Committee’s review. The Audit Committee concluded that, based on the foregoing criteria and other ongoing evaluative factors considered by the Audit Committee, the continued engagement of EY as the Company’s independent registered public accounting firm was in the best interests of the Company and its shareholders.
EY has been our Independent Auditor since our initial public offering in 2001. EY rotates its lead audit engagement partner every five years, and the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. Pursuant to this process, the Audit Committee last selected a new EY lead audit engagement partner in 2025.

2026 Proxy Statement	70

In addition to the RFP process conducted in 2025, the Audit Committee regularly considers various factors in evaluating the performance, engagement and retention of the Company’s Independent Auditor, including, but not limited to:
•the Independent Auditor’s capability, depth of experience and expertise in handling the scope and complexity of the audit of our business operations, including knowledge of our operations and industry;
•the Independent Auditor’s independence and the adequacy of its policies and procedures to maintain independence, including mandatory lead partner rotation;
•the appropriateness of the Independent Auditor’s fees on both an absolute basis as well as compared to fees paid for services provided by other auditing firms to our peer companies, taking into account the size and complexity of the Company and the resources necessary to perform the audit;
•tenure as our Independent Auditor, including the benefits of its institutional knowledge of the Company and our history and familiarity with our business, which enhances the Independent Auditor’s audit efficiency and effectiveness and provides cost efficiencies;
•the quality and candor of the Independent Auditor’s communications with the Audit Committee and management;
•the current level of service engagement, value and quality provided by the Independent Auditor, including input from management on its performance and how effectively the Independent Auditor demonstrated its independent judgment, objectivity and professional skepticism;
•the quality of insight demonstrated in the Independent Auditor’s review of our assessment of internal control over financial reporting and remediation of control deficiencies;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on the Independent Auditor and its peer firms; and
•the potential impact, challenges and advisability of changing Independent Auditors, including the time and expense of transitioning to a new Independent Auditor.
The Audit Committee also considers the benefits of longer tenure in an Independent Auditor, which for EY include:
•Enhanced audit quality – EY’s significant institutional knowledge and deep expertise of our business, accounting policies and practices and internal control over financial reporting enhance audit quality.
•Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.
•Avoidance of costs associated with a new auditor – Engaging new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.
The Audit Committee’s Consideration of Independence of Independent Registered Public Accounting Firm
The Audit Committee has reviewed the nature of the non-audit services provided by EY and has concluded that these services are compatible with maintaining the firm’s ability to serve as our independent registered public accounting firm. Additionally, as part of the Audit Committee’s overall review of EY, it is responsible for the selection of the auditor’s lead engagement partner in conjunction with the periodic, mandated rotation of the lead partner.

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Audit Committee Matters
Independent Registered Public Accounting Firm’s Fees
The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the Independent Auditor and the associated fees.
The following table presents fees billed for all professional services provided by the Independent Auditor for the audit of our consolidated financial statements for the years ended December 31, 2025 and 2024, and fees billed for other services rendered by the Independent Auditor during those periods.

Fee Category	Fiscal Year
	2025	2024
Audit fees(1)	$17,963,266	$21,116,000
Audit-related fees(2)	$3,265,705	$2,889,000
Tax fees(3)	$731,816	$471,000
All other fees(4)	$—	$20,000
Total:	$21,960,787	$24,496,000
(1)Audit fees consisted principally of fees for audit work performed on our consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting as of each respective year-end, review of the quarterly financial statements, stand-alone insurance company audits, other required audits, comfort letter procedures, review of registration statements and periodic reports filed with the SEC and other accounting and reporting consultation.
(2)Audit-related fees consisted principally of fees for review of service organization controls, regulatory examinations, employee benefit plan audits, due diligence and other audit-related services.
(3)Tax fees consisted principally of fees for tax compliance and tax advice.
(4)All other fees represent fees for advisory services related to certain corporate functions and accounting research tools.
Audit Committee Pre-Approval Policy
The Audit Committee of the Board has adopted a policy concerning the pre-approval of audit and non-audit services. Pursuant to this policy, unless a type of service to be provided by the Independent Auditor was approved in connection with the audit engagement letter, such service must be pre-approved by the Audit Committee. In addition, the Audit Committee has delegated its authority to pre-approve engagements of up to a pre-established threshold to the Chair of the Audit Committee. The Chair reports any pre-approval decisions to the Audit Committee at the next regularly scheduled meeting of the Audit Committee. All services performed by the Independent Auditor were approved by the Audit Committee and/or pursuant to the Audit Committee pre-approval policy.

2026 Proxy Statement	72

Audit Committee Matters
Audit Committee Report
The Audit Committee of the Board is composed of the six members set forth below. The Board has determined that each current member of the Audit Committee is an “independent director” and an “audit committee financial expert” as defined by the SEC. The Audit Committee operates under a written charter adopted by the Board, which details the responsibilities of the Audit Committee.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management is responsible for the Company’s financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The Independent Auditor is responsible for performing an independent audit of the Company’s annual consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. GAAP, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the Independent Auditor. This review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the consolidated financial statements. The Audit Committee also reviewed, and discussed with management and the Independent Auditor, management’s report and the Independent Auditor’s report and audit of the Company’s internal control over financial reporting.
The Audit Committee has discussed with the Independent Auditor the matters required to be discussed by the applicable rules of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Auditor required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence, and has discussed with the Independent Auditor its independence from the Company and its management.
The Audit Committee further discussed with the Company’s internal auditors and Independent Auditor the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and Independent Auditor, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC.
Audit Committee
Ryan M. Schneider (Chair)
R. Kerry Clark
Steven H. Collis
Lewis Hay, III
Amy W. Schulman
Deanna D. Strable

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Audit Committee Matters
Shareholder Proposal

PROPOSAL 4 Shareholder Proposal Requesting an Independent Study on the Impact of Prohibiting Corporate Contributions to Partisan 527 Tax-Exempt Political Groups

We have been informed that Trillium ESG Global Equity Fund, One Congress Street, Suite 3101, Boston, MA 02114, the beneficial owner of at least $25,000 of our common stock, intends to introduce the resolution below at the Annual Meeting. The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent. In accordance with SEC rules, the proposed shareholder resolution and supporting statement are printed verbatim from the proponents’ submission.
Partisan Political Spending Study
Resolved: Shareholders request that the board (at reasonable cost, within a reasonable time, and excluding confidential/proprietary information) commission, oversee, and publish an independent study which examines the impact on the company, of adopting a policy prohibiting the use of corporate funds for direct contributions to partisan 527s. The study should provide, at the board's discretion, recommendations, and potential next steps.
Supporting Statement: This request is limited to contributions to partisan 527s (527s are U.S. tax-exempt group organized under Section 527 of the Internal Revenue Code primarily created to influence the selection, nomination, election, appointment, or defeat of candidates for public office), such as, for example, to the Republican Attorneys General Association, the Democratic Governors Associations, the Republican State Leadership Committee, or the Democratic Legislative Campaign Committee – not individual candidate or ballot measure campaigns.
Whereas:
Public companies and their trade associations' donations comprise approximately 40 percent of the $2.5 billion raised by six major (see above) partisan 527s between 2010-2024.1 Corporate executives direct corporate treasury activities – therefore, these contributions reflect their decisions on behalf of the corporation, which is owned by the shareholders. Companies lack control over funds post-contribution and partisan 527s could redirect them to support activities that the company did not intend to support – potentially raising reputational and other risks. Given the overtly partisan nature of partisan 527 activities, these risks may outweigh the perceived benefits to the company. In fact, we believe that by eliminating contributions to partisan 527s the company can credibly demonstrate it is not getting involved in the political fray.
According to a 2024 Center for Political Accountability report, from 2010 to 2024, Elevance contributed over $1.3 million to the Republican Governors Association and over $9 million to the Republican Governors Association.2
Former chief justice of the Delaware Supreme Court Leo Strine and Professor Dorothy Lund argued in the Harvard Business Review against corporate political contributions writing “Because political donations are controlled by managers, and because no corporate stakeholders, including shareholders, base their relationship with a company on the expectation that it will use its entrusted capital for political purposes, corporate political spending cannot reflect the diverse preferences and views of those stakeholders. Even the classic justification that corporate donations maximize shareholder wealth is on shaky ground: Emerging evidence suggests that they can destroy value by suppressing innovation and distracting managers from more-pressing tasks.”3
They point to a study of corporate political activity in the form of lobbying and PAC spending by S&P 500 companies from 1998 to 2004 which found that it was strongly and negatively related to company value. This suggests that ceasing partisan political spending does not necessarily put a company at a competitive disadvantage.4
1     https://www.politicalaccountability.net/wp-contentluploads/2024/08/Corporate-Underwriters-Where-the-Rubber-Hits-theRoad.pdf
2     Id.
3    https://hbr.org/2022/01/corporate-political-spending-is-bad-business
4     https://dash.harvard.edu/bitstream/handle/1/30064396/Coates_684.pdf?sequence=1&isAllowed=y

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Recommendation
The Board recommends that shareholders vote AGAINST this proposal.
After careful consideration, the Board has determined that the proposal is unnecessary and not in the best interests of Elevance Health or its shareholders. The Company already maintains robust Board and management oversight of its participation in the public policy process, including political contributions to tax-exempt organizations, and provides extensive public disclosure regarding those activities. In addition, commissioning the requested study would not provide meaningful incremental information to shareholders and could unduly constrain the Company’s ability to engage responsibly and effectively in public policy matters that directly affect its business, stakeholders, and long-term strategy.
The Board recommends a vote AGAINST this proposal for the following reasons:
Robust Board and Management Oversight of Political Activities
Elevance Health’s participation in the public policy process, including contributions to tax-exempt political organizations, is subject to comprehensive oversight by both the Board and management. Oversight responsibility rests with the Governance Committee of the Board, which is composed entirely of independent directors. The Governance Committee annually reviews the Company’s core principles for participation in the public policy process, endorses the criteria used to guide political contributions and reviews all political contributions made by the Company.
Day-to-day management of the Company’s public policy activities is led by the Senior Vice President of Public Affairs and is conducted within the Company’s enterprise risk management framework. The Senior Vice President of Public Affairs reports to the Chief Legal Officer and provides regular updates to the Governance Committee, including an annual review of the Company’s political strategy, contributions, and related activities. These reviews are designed to ensure alignment with Company policy, compliance with applicable federal, state, and local laws, and consistency with the Company’s business priorities and values. All political contributions, including contributions to tax-exempt organizations, are subject to a thorough assessment to evaluate alignment, purpose, and value.
Extensive Transparency and Disclosure Already Provided
Elevance Health is committed to transparency and accountability in its participation in the public policy process. In addition to complying with all applicable federal and state reporting requirements, the Company publicly discloses its political contribution policies, procedures, and contributions in its annual Political Contributions & Related Activity Report, which is available on the Company’s corporate website, along with semi-annual contribution updates.
The Company’s disclosure and governance practices have been recognized externally. Elevance Health is ranked as a “Trendsetter” in the 2025 CPA-Zicklin Index of Corporate Political Disclosure and Accountability, reflecting leading practices in disclosure, decision-making policies, and Board oversight.
Given this level of transparency and governance, the Board believes that the additional study requested by the proposal would be duplicative and unlikely to provide shareholders with material new information.
The Requested Study and Underlying Policy Would Unduly Restrict the Company’s Ability to Engage in the Public Policy Process
The proposal asks the Board to commission and publish a study examining the impact of adopting a policy prohibiting the use of corporate funds for direct contributions to certain tax-exempt political organizations. Although the proposal characterizes such a policy as narrowly focused, in practice it would restrict the Company’s ability to engage with a broad range of political organizations involved in the selection and election of public officials.
Healthcare is a highly regulated and legislated industry. Decisions made by elected officials at both the federal and state levels directly affect the Company’s ability to provide affordable, high-quality healthcare coverage and serve the communities that depend on its products and services. Responsible participation in the public policy process is therefore critical to Elevance Health’s business and long-term strategy.
A prohibition of the type contemplated by the proposal could impair the Company’s ability to advocate for public policy solutions that support its customers, shareholders, associates, and communities. Limiting engagement in this manner could adversely affect the Company’s annual and long-term strategic plans and reduce its ability to respond effectively to legislative and regulatory developments that materially impact its business.
Conclusion
The Board believes that Elevance Health’s existing governance framework, oversight mechanisms, and extensive disclosures provide strong safeguards to ensure that the Company’s political activities are conducted responsibly, transparently, and in alignment with shareholder interests. The preparation and publication of the requested study is therefore unnecessary and not in the best interests of the Company or its shareholders, as it would not provide meaningful additional information and could lead to constraints that would hinder effective participation in the public policy process.

For the reasons described above, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

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Shareholder Proposal
Security Ownership of Certain Beneficial Owners and Management
Stock Held by 5% or More Beneficial Owners
The following table and notes provide information about each person known by us to own beneficially more than five percent of our common stock as of December 31, 2025, according to reports filed with the SEC by these beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	22,890,772	10.1%

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	17,694,658	7.8%

(1)Information based solely on a Schedule 13G/A filed with the SEC on May 7, 2025, by The Vanguard Group (“Vanguard”), a registered investment advisor. Vanguard has (a) sole power to dispose or direct the disposition of 21,785,156 shares of our common stock; (b) shared power to dispose or direct the disposition of 1,105,616 shares of our common stock; and (c) shared power to vote or direct the vote of 288,456 shares of our common stock.
(2)Information based solely on a Schedule 13G/A filed with the SEC on April 17, 2025, by BlackRock, Inc. (“BlackRock”), a parent holding company or control person. BlackRock has (a) sole power to dispose or direct the disposition of 17,694,658 shares of our common stock; and (b) sole power to vote or direct the vote of 15,718,066 shares of our common stock.
Stock Held by Directors, Nominees and Executive Officers
The following table sets forth the number of shares of our common stock beneficially owned as of February 1, 2026, by:
•each of our directors or nominees,
•each of our NEOs, and
•all current directors and executive officers as a group.

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Except as otherwise indicated below, each individual directly owns the shares indicated and has sole investment and sole voting power. As of February 1, 2026, 232,624,333 shares of our common stock were issued and outstanding. None of the directors or NEOs individually, or current directors and executive officers as a group, beneficially owned more than 1% of the total number of shares of our common stock outstanding as of February 1, 2026.

Name	Shares Owned(1)		Additional Shares Deemed Beneficially Owned(2)	Total Number of Shares Beneficially Owned
R. Kerry Clark	—		9,640	9,640
Steven H. Collis	—		639	639
Susan D. DeVore	1,200		2,302	3,502
Robert L. Dixon, Jr.	7,943		2,379	10,322
Lewis Hay, III	—		11,507	11,507
Bahija Jallal	1,452		3,336	4,788
Antonio F. Neri	2,546		2,379	4,925
Ramiro G. Peru	6,966		2,379	9,345
Ryan M. Schneider	4,221		2,379	6,600
Amy W. Schulman	—		—	—
Deanna D. Strable	—		1,646	1,646
Gail K. Boudreaux	132,042	(3)	310,555	442,597
Mark Kaye	3,882		19,162	23,044
Peter D. Haytaian	20,601		97,222	117,823
Morgan Kendrick	5,159		35,054	40,213
Felicia F. Norwood	26,536		70,893	97,429
Other Executive Officers	1,206		14,684	15,890
All directors and executive officers as a group as of February 1, 2026 (19 persons)	213,754		586,156	799,910
(1)Includes the common stock held by our directors and executive officers.
(2)For directors, other than Ms. Boudreaux, this number represents the number of deferred shares which will be converted into common stock upon the lapse of the deferral period, and are considered owned under our stock ownership guidelines for directors. For executive officers, this number includes shares that may be purchased pursuant to stock options that are currently exercisable or become exercisable within 60 days of February 1, 2026 ("exercisable options") and shares of common stock underlying unvested RSUs and unvested PSUs that will vest within 60 days of February 1, 2026, as follows: (a) exercisable options to purchase shares of our common stock: Ms. Boudreaux - 290,875; Mr. Kaye - 17,043; Mr. Haytaian - 91,780; Mr. Kendrick - 30,180; Ms. Norwood - 65,451 and 504,620 for all current executive officers as a group; (b) unvested RSUs that vest within 60 days of February 1, 2026: Ms. Boudreaux - 9,153; Mr. Kaye - 2,119; Mr. Haytaian - 2,577; Mr. Kendrick - 2,342; Ms. Norwood - 2,577 and 24,161 for all current executive officers as a group; and (c) unvested PSUs that vest within 60 days of February 1, 2026: Ms. Boudreaux - 10,527; Mr. Kaye - 0; Mr. Haytaian - 2,865; Mr. Kendrick - 2,532; Ms. Norwood - 2,865; and 30,062 for all current executive officers as a group.
(3)Includes 60 shares held indirectly in a revocable trust of which Ms. Boudreaux’s spouse is the trustee.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership. Based on a review of such reports and written representations from our reporting persons, we believe that all such reports were timely filed, except for two initial reports on Form 3. The Form 3s for Ms. Erin Wessling and Mr. Ryan Craig, each of whom became a reporting person during 2025, were filed late due to administrative delays in obtaining the reporting persons' EDGAR filing codes. Paper copies of each Form 3 were timely submitted to the SEC pending receipt of electronic filing credentials.

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Security Ownership of Certain Beneficial Owners and Management
Information on Voting and the Annual Meeting
Voting and Meeting Information
Record Date and Quorum
At the close of business on March 13, 2026, the record date for the Annual Meeting, there were 219,664,888 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
In order for business to be conducted at the Annual Meeting, 25% of the votes entitled to be cast on a matter, represented in person or by proxy, must be present.
Vote Required
You have one vote for each share held. Shares of our common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. Abstentions on a specific proposal will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, date and return your proxy card, but do not provide instructions, your shares will be voted:
•FOR Proposal 1 — election of each director nominee
•FOR Proposal 2 — advisory vote to approve the compensation of our Named Executive Officers
•FOR Proposal 3 — ratification of the appointment of our independent registered public accounting firm for 2026
•AGAINST Proposal 4 — shareholder proposal requesting an independent study on the impact of prohibiting corporate contributions to partisan 527 tax-exempt political groups
Each proposal will be approved if it receives more votes “for” than “against.” For the election of directors, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” such nominee. If any nominee for director is unable or unwilling to accept the nomination or election, then the proxies may nominate such other person as director as they may determine in their discretion, in which event the shares will be voted for such other person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.
Abstentions will have no effect on the outcome of any proposal. If your shares of our common stock are held in street name, and you do not provide your broker with voting instructions, your broker has the discretion to vote your shares for or against Proposal 3, the ratification of the appointment of our independent registered public accounting firm for 2026, and not any of the other proposals. If your broker does not have discretion to vote your common stock without your instructions, this is referred to as a “broker non-vote.” Broker non-votes will not be considered as votes cast on, and will have no effect on the outcome of, the remaining proposals.
Shareholders
Shares of our common stock may be held directly in your own name or may be held beneficially through a broker, bank or other nominee in street name.
Shareholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record, and we are providing proxy materials directly to you.
Beneficial Owner — If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares (in “street name”), and you have been provided proxy materials from your broker, bank or other nominee who is considered the shareholder of record. As the beneficial owner, you have the right to direct the broker, bank or nominee on how to vote your shares and are also invited to attend the Annual Meeting. Your broker, bank or nominee is obligated to provide you with a voting instruction form for you to use.
Associate Shareholder — If you participate in the 401(k) Plan or Puerto Rico Retirement Plan and you are invested in our common stock fund (the “Elevance Health Stock Fund”), you may give voting instructions by mail, telephone, online or by smartphone on or before May 8, 2026 at 11:59 p.m. Eastern Time (the “401(k) Voting Deadline”) as set forth under “Voting”

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below for the shares of our common stock that are allocated to your account. You will not be able to vote shares held in that account at the Annual Meeting. Fidelity Management Trust Company (“Fidelity”), the 401(k) Plan trustee (and, for the Puerto Rico Retirement Plan, on behalf of that plan's trustee, Oriental Bank), will vote such shares in accordance with your instructions received by the 401(k) Voting Deadline. Your voting instructions will be kept confidential by Fidelity. If you do not send voting instructions by the 401(k) Voting Deadline, Newport Trust Company (“Newport Trust”), our appointed independent fiduciary and investment manager for the Elevance Health Stock Fund in both plans, will direct Fidelity to vote the number of shares allocated to your account as recommended by the Board in this Proxy Statement, subject to the exercise of Newport Trust’s fiduciary duties.
Voting
Whether or not you plan to participate in the Annual Meeting, we urge you to vote in advance of the meeting. Please refer to the instructions below and in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). If you are an associate participating in the 401(k) Plan or Puerto Rico Retirement Plan, please see the instructions and 401(k) Voting Deadline above under “Shareholders— Associate Shareholder.” If you vote online, by telephone or by smartphone, you do not need to return a proxy card or voting instruction form.

Online
If you are a shareholder of record, you may vote online at www.envisionreports.com/elv. You will need to have the E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card, available when voting. If you are a beneficial owner, you may vote online at www.proxyvote.com.

Telephone	If you are a shareholder of record, you may vote by telephone by calling (800) 652-8683. If you are a beneficial owner, please vote by using the telephone number that is shown on your voting instruction form. You will need to have your E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card or voting instruction form, available when voting.

Mail	If you received a printed copy of our proxy materials, you may vote by signing and dating your proxy card or voting instruction form and mailing it in the enclosed postage-prepaid envelope.

Smartphone	If you are a shareholder of record, you may vote by scanning the QR code located on your proxy card, E-Proxy Notice or voting instruction form to vote with your smartphone.

Online during the Annual Meeting
If you have already voted your shares through one of the methods outlined above, there is no need to vote those shares during the meeting. If you have not voted your shares prior to the meeting as outlined above, shareholders of record may vote during the meeting by logging in to the live audio webcast with your control number located on your proxy card, voting instruction form or E-Proxy Notice. Beneficial owners may also register in advance to vote at the Annual Meeting by contacting your bank, broker or nominee, requesting a legal proxy and registering no later than 5:00 p.m., Eastern Time, on May 8, 2026. If you choose to request a legal proxy, any previous vote will be revoked, and you will need to revote at the Annual Meeting.

Changing Your Vote — You may revoke your proxy at any time prior to the Annual Meeting; provided, however, that any revocation by Elevance Health Stock Fund participants must be received by the 401(k) Voting Deadline. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy.
Internet Availability of Proxy Materials
We primarily distribute proxy materials to our shareholders via the internet under the SEC’s “Notice and Access” rules to reduce production and mailing costs and help preserve environmental resources. On or about March 27, 2026, we mailed a printed copy of our proxy materials to our shareholders who had requested them and mailed the E-Proxy Notice to our other shareholders. The E-Proxy Notice contains instructions on how to view all proxy materials and vote. If you received an E-Proxy Notice, you will not receive a printed copy of our proxy materials unless you specifically request one. If you received the E-Proxy Notice and prefer to receive proxy materials by regular mail or email, follow the instructions in the E-Proxy Notice for making this request, and the materials will be sent promptly to you via the preferred method.

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Information on Voting and the Annual Meeting
Voluntary Electronic Delivery of Proxy Materials
We encourage shareholders to elect to receive all proxy materials, including the E-Proxy Notice, electronically. This gives you fast and convenient access to your proxy materials, reduces our impact on the environment and reduces printing and mailing costs.
•If you are a shareholder of record, please visit www.envisionreports.com/elv to enroll in e-delivery. You may also log in to your Computershare Investor Center account at any time to enroll in e-delivery.
•If you are a beneficial owner, please visit www.proxyvote.com to enroll in e-delivery or contact your broker, bank or other nominee.
Inspector of Election
Computershare Trust Company, N.A. has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the validity of proxies and ballots and will count all votes and ballots.
Confidentiality of Votes
The vote of each shareholder is held in confidence, except (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) if there is a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) as necessary to allow the Inspector of Election to resolve any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote and to allow the Inspector of Election to certify the results of the vote.
Householding
Shareholders who share the same address may receive only one copy of the E-Proxy Notice or other proxy materials unless we receive other instructions. If you are a shareholder of record and would prefer to receive multiple copies of the E-Proxy Notice or other proxy materials at the same address, or otherwise make a change in your delivery preferences, you may contact our transfer agent at Computershare, P.O. Box 43078, Providence, Rhode Island, 02940-3078; toll-free (866) 299-9628; or https://www.computershare.com. You may also contact our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204 or by telephone at (800) 985-0999 for additional copies. If you are a beneficial owner, please contact your broker, bank or other nominee for assistance.
Additional Information
Our Board has not received notice of any, and knows of no, matters other than those described in the attached Notice of Annual Meeting of Shareholders, which are to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote such proxy in accordance with their judgment on such matters.
Our Form 10-K (including consolidated financial statements) is available on our website at  https://ir.elevancehealth.com/financials/. We will also provide a hard copy of this document to shareholders free of charge upon request to: Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204, Attention: Corporate Secretary.

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Information on Voting and the Annual Meeting
Attending the Annual Meeting
The Annual Meeting will be held in a virtual format, via live audio webcast. You will not be able to physically attend the Annual Meeting. Only shareholders as of the close of business on the Record Date of March 13, 2026 may participate in the Annual Meeting as a shareholder, with the right to vote and submit questions.

Virtual Annual Meeting Via Live Webcast
Meeting Date and Time: Wednesday, May 13, 2026 at 8:00 a.m. Eastern Time
Meeting Access: https://meetnow.global/MRG6YVV
The audio webcast is compatible with all common web browsers and may be viewed on mobile devices. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.
We have designed the Annual Meeting live webcast to provide shareholders the opportunity to participate virtually to facilitate shareholder attendance and provide a consistent experience to all shareholders, regardless of location.

How to Participate in the Annual Meeting as a Shareholder
To log in to the webcast as a shareholder, visit the meeting access link and provide your control number from your E-Proxy Notice, proxy card, voting instruction form or email you received as your login.
Alternatively, if you are a beneficial owner, you may register in advance by contacting your bank, broker, or other nominee and requesting a legal proxy. You must submit the legal proxy along with your name and email address to Computershare at legalproxy@computershare.com. Requests for registration must be labeled “Legal Proxy” in the subject line and be received no later than 5:00 p.m., Eastern Time, on May 8, 2026. You will receive a confirmation email from Computershare of your registration with a control number that may be used to join the Annual Meeting as a shareholder.

How to Participate in the Annual Meeting as a Guest Without a Control Number	You may attend the Annual Meeting by logging in to the webcast as a guest without a control number. If you attend as a guest, you will not have the option to vote or submit questions during the meeting.

How to Participate Without Internet Access
If you do not have internet access and want to listen to the Annual Meeting, please contact Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999 by May 11, 2026 for alternative access instructions. You will not be able to vote your shares during the meeting.

Agenda and Rules of Conduct	The meeting agenda and rules of conduct and procedures will be posted to the Annual Meeting site and will be available to shareholders and guests.

Technical Difficulties and General Questions about the Annual Meeting
For technical difficulties logging into the Annual Meeting, please see the information that is located at the Annual Meeting website, or call: (888) 724-2416 for assistance. If we experience technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via https://ir.elevancehealth.com/investors.
For general questions about the Annual Meeting, email Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999.

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Information on Voting and the Annual Meeting
Submitting Questions during the Annual Meeting
If a shareholder wishes to address the Annual Meeting with respect to one of the matters in the agenda to be voted on at the meeting, such comment or question can be submitted during the meeting, at or before the time the matter is before the meeting for consideration. Only shareholders, or their proxy holders, who provide a valid control number are permitted to submit questions while participating in the Annual Meeting. After logging into the live webcast as a shareholder, click on the “Q & A” messages icon to submit a question or comment. The Chair of the Board, or his designee, will address appropriate comments or questions related to agenda matters.
If a shareholder wishes to ask a question after the formal business portion of the Annual Meeting during the question and answer session, such question can be submitted at any time during the meeting. To allow us to answer questions from as many shareholders as possible, we will limit each shareholder to one question. Please ensure questions are concise and cover only one topic per question. We do not intend to address questions with inappropriate language, which are derogatory, or those regarding topics which are not pertinent to the meeting or the conduct of the Company’s operations. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
Cost of Solicitation
We will bear the cost of the solicitation of proxies and have engaged Alliance Advisors, LLC to assist in the solicitation of proxies. Alliance Advisors, LLC will receive a fee of approximately $16,000 plus reasonable out-of-pocket expenses for this work. We also will reimburse banks, brokers or other custodians, nominees and fiduciaries for their expenses in forwarding the proxy materials to beneficial owners and seeking instruction with respect thereto. In addition, our directors, officers or other associates, without additional compensation, may solicit proxies from shareholders in person, by telephone, or by email or other electronic means of communication.
Shareholder Proposals and Nominations for Next Year’s Annual Meeting
Shareholder Proposals and Nominations for Inclusion in Our Proxy Materials — Pursuant to SEC Rule 14a-8, shareholder proposals for inclusion in our proxy materials for the 2027 Annual Meeting of Shareholders must be received by our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204, no later than November 27, 2026. Such proposals need to comply with SEC regulations regarding the inclusion of shareholder proposals in our sponsored proxy materials.
Our Bylaws provide that a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, can nominate and include in our proxy materials director nominees constituting up to the greater of 20% of our Board or two individuals, provided that the shareholder(s) and nominee(s) satisfy the requirements in our Bylaws. Any proxy access nominees serving on the Board and who will continue serving on the Board after the applicable Annual Meeting of Shareholders count toward the maximum number of nominees. To be timely, notice of proxy access director nominees must be delivered by the close of business to our Corporate Secretary at the address listed above not less than 90 nor more than 150 days prior to the first anniversary of the date the definitive Proxy Statement was first sent to shareholders in connection with the preceding year’s Annual Meeting of Shareholders. For the 2027 Annual Meeting of Shareholders, notice of proxy access director nominees must be received no earlier than October 28, 2026 and no later than December 27, 2026. In the event the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the previous year’s Annual Meeting of Shareholders, or if no Annual Meeting of Shareholders was held in the preceding year, notice of proxy access director nominees must be delivered no earlier than the close of business on the 150th day prior to such Annual Meeting of Shareholders and not later than the close of business on the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

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Information on Voting and the Annual Meeting
Other Shareholder Proposals and Nominations — Our Bylaws also establish an advance notice procedure relating to director nominations and shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that the shareholder instead wishes to present directly at the Annual Meeting of Shareholders. To be properly brought before the 2027 Annual Meeting of Shareholders, the shareholder must give timely written notice of the nomination or proposal to our Corporate Secretary along with the representations, documentation and other information required by our Bylaws. To be timely, a shareholder’s notice must be delivered to our Corporate Secretary at the address listed above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Shareholders. For the 2027 Annual Meeting of Shareholders, such notice must be delivered no earlier than January 13, 2027 and no later than February 12, 2027. In the event that the date of the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such Annual Meeting of Shareholders and not later than the close of business on the later of the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal. The number of nominees a shareholder may nominate for election at an annual or special meeting of shareholders may not exceed the number of directors to be elected at such meeting.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 15, 2027. Votes for any nominee who does not comply with the Bylaws or the requirements of Rule 14a-19 will be disregarded.
Copy of Bylaw Provisions — The specific requirements of these advance notice and eligibility provisions are set forth in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that may incorporate future filings (including this Proxy Statement, in whole or in part), the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation and Talent Committee Report” do not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference in any such filings.
The information on, or accessible through, our website, www.elevancehealth.com is not, and should not be deemed to be, a part of this Proxy Statement.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

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Information on Voting and the Annual Meeting
Annex A – Elevance Health, Inc. GAAP Reconciliation
(Unaudited)
We have referenced “Adjusted Shareholders' Net Income,” “Adjusted Shareholders' Earnings Per Diluted Share” and "Operating Gain", which are non-GAAP measures, in this document. These non-GAAP measures are not intended to be alternatives to any measure calculated in accordance with GAAP; rather, they are intended to aid investors in understanding and analyzing our core operating results and comparing our financial results. The table below reconciles these measures, as reported, to the most directly comparable measure calculated in accordance with GAAP. Net adjustment items per share may not sum due to rounding.

(In millions, except per share data)	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023
Shareholders’ net income	$5,662	$5,980	$5,987
Add / (Subtract):
Net losses on financial instruments	653	445	694
Amortization of other intangible assets	628	580	885
Transaction and integration related costs	236	224	213
Business dispositions and related items	41	281	—
Litigation and settlement expenses	24	692	(2)
Gain on sale of business	—	(201)	—
Business optimization charges	(38)	268	719
Tax impact of non-GAAP adjustments	(402)	(575)	(628)
Net adjustment items	1,142	1,714	1,881
Adjusted shareholders’ net income	$6,804	$7,694	$7,868

Shareholders’ earnings per diluted share	$25.21	$25.68	$25.22
Add / (Subtract):
Net losses on financial instruments	2.91	1.91	2.92
Amortization of other intangible assets	2.80	2.49	3.73
Transaction and integration related costs	1.05	0.96	0.90
Business dispositions and related items	0.18	1.21	—
Litigation and settlement expenses	0.11	2.97	(0.01)
Gain on sale of business	—	(0.86)	—
Business optimization charges	(0.17)	1.15	3.03
Tax impact of non-GAAP adjustments	(1.79)	(2.47)	(2.65)
Rounding Impact	(0.01)	—	—
Net adjustment items	5.08	7.36	7.92
Adjusted shareholders’ earnings per diluted share	$30.29	$33.04	$33.14

Income before income tax expense	$6,710	$7,904	$7,715
Net investment income	(2,194)	(2,051)	(1,825)
Gain on sale of business	—	(201)	—
Net losses on financial instruments	653	445	694
Interest expense	1,402	1,185	1,030
Amortization of other intangible assets	628	580	885
Reportable segments operating gain	$7,199	$7,862	$8,499

2026 Proxy Statement	84

Corporate Impact Recognitions & Ratings

We were included in Fortune’s 2025 “100 Best Companies to Work For” list and Fortune's "Best Workplaces in Health Care 2025," ranking second in the large company category.	We were included in the CIVIC 50 Points of Light for the fifth consecutive year, a distinction awarded to companies demonstrating exemplary corporate citizenship.	We were included in PEOPLE Companies that Care 2025, ranking #19 out of 100.

Great Place To Work®

Certified

JUL 2024-JUL 2025

USA

™

We were included in the FTSE4Good Index Series (FTSE Russell), 2018 – 2025.	For the sixth year in a row, we earned the Great Place to Work certification in 2025.	We were recognized as one of the World’s Most Admired Companies by Fortune Magazine, 2018 – 2025.

We were recognized by Newsweek in 2025 as one of the “World’s Greenest Companies”, a distinction for top-performing companies in environmental sustainability.	We were recognized as a Military Friendly Employer, 2010 – 2025.	We were recognized in TIME World's Best Companies in Sustainable Growth 2026 list.

We have a perfect 1/1/1 QualityScore from Institutional Shareholder Services (ISS), ranking first in the managed healthcare sector (as of Jan. 2026).	We were named a 2026 ESG Industry Top-Rated company by Sustainalytics, ranking first in managed healthcare and fourth out of nearly 600 companies in healthcare (as of March 2026).	We are a top-rated company by MSCI in the healthcare providers and services sector (as of Jan. 2026).

85

Elevance Health℠
220 Virginia Avenue
Indianapolis, IN 46204
www.elevancehealth.com

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2026 Proxy Statement	86

Elevance Health

VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

If you hold shares in the Elevance Health Stock Fund pursuant to your participation in the 401(k) Plan or Puerto Rico Retirement Plan, votes submitted must be received by 11:59 p.m., Eastern Time, on May 8, 2026.

Online
Go to www.envisionreports.com/elv or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683)

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/elv

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Gail K. Boudreaux	☐	☐	☐
02 - Robert L. Dixon, Jr.	☐	☐	☐
03 - Deanna D. Strable	☐	☐	☐

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B Management Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

Proposal	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of Our Named Executive Officers ("Say-on-Pay").	☐	☐	☐
3. Ratification of Ernst & Young LLP as Auditors for 2026.	☐	☐	☐

C Shareholder Proposal — The Board of Directors recommends a vote AGAINST Proposal 4.

D Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2026 Annual Meeting of Elevance Health Shareholders

The Annual Meeting of Shareholders will be held in a virtual format only, via live audio webcast. Shareholders who participate in the virtual Annual Meeting of Shareholders may vote, submit questions and view the list of our shareholders of record during the Annual Meeting of Shareholders.

Meeting Access: https://meetnow.global/MRG6YVV

To log in to the webcast as a shareholder of record or an associate shareholder, visit the meeting access link, click "Join Meeting Now" and provide your control number from the reverse side of this Proxy Card. You will be asked to accept Computershare's Terms and Conditions.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at **www.envisionreports.com/elv**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Elevance Health Proxy Voting Instructions for Annual Meeting of Shareholders

Your shares of stock will be voted as you specify. If you sign and date your proxy card, but do not provide instructions, your shares of stock will be voted FOR each of the nominees set forth in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4.

By signing this PROXY, you revoke all prior proxies and appoint Erin Wessling, Mark Kaye and Kathleen Kiefer, or any of them, as proxies, with the power to appoint substitutes, to vote your shares of stock of Elevance Health that you would be entitled to cast if personally present at the Annual Meeting of Shareholders, and all adjournments or postponements of the meeting, on the matters shown on the reverse side of this card and, in their judgment and discretion, on such other business as may properly come before the meeting.

Your voice is important. You are strongly encouraged to vote your proxy online, by smartphone or by telephone in accordance with the instructions on the reverse side. However, if you wish to vote by mail, just complete, sign and date the reverse side of this card, and return it in the enclosed envelope. If you wish to vote in accordance with the Board of Directors' recommendations, you need not mark the voting boxes, only return a signed card. If you do not sign and return a proxy, submit a proxy by telephone, through the internet or by smartphone, or participate in the meeting and vote by ballot, shares that you own directly cannot be voted.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly. For electronic distribution of proxy materials in the future, log on to **www.envisionreports.com/elv.**

(Items to be voted appear on reverse side)

E Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.